                                                                    Exhibit 10.1

                                            [*] CERTAIN CONFIDENTIAL INFORMATION
                                           CONTAINED IN THIS DOCUMENT, MARKED BY
                                            BRACKETS, HAS BEEN OMITTED AND FILED
                                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.









                                   Ancillary
                          Provider Services Agreement

                                   ANCILLARY
                          PROVIDER SERVICES AGREEMENT

This Ancillary Provider Services Agreement ("Agreement") is made and entered into by and between Health Net Inc., ("HNI") Affiliate(s) identified in Addendum A to this Agreement and Coram, Inc., on behalf of its duly licensed affiliates and subsidiaries as listed in Addendum G, an ancillary provider ("PROVIDER"), to be effective January 1, 2001:

                                    RECITALS
                                    --------

     A. PROVIDER is a medical professional, a corporation or other public or private entity that provides or arranges for the provision of professional health care services, supplies, products or related services.

     B. HNI is one or more corporations which has the legal authority to enter into this Agreement, and to perform the obligations of HNI hereunder with respect to the Benefit Programs identified on Addendum A.

     C. HNI desires to enter into this Agreement to arrange for PROVIDER to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

     D. PROVIDER desires to enter into this Agreement to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby agree as follows:

I.   DEFINITIONS
     -----------

     Many words and terms are capitalized throughout this Agreement to indicate that they are defined as set forth in this Article I.

          1.1 AFFILIATE. An entity in which Health Net, Inc., a Delaware corporation, owns fifty-one percent (51%) or more of the voting stock, or which is managed by HNI or an HNI subsidiary. The Affiliates provide, arrange for or administer one or more Benefit Programs covered under this Agreement on behalf of themselves and/or Payors. The Affiliates who are parties to this Agreement are listed on Addendum A, as amended from time to time by HNI.

          1.2 BENEFIT PROGRAM. HNI's obligation to pay for, provide, arrange for or administer Covered Services, provider networks, administrative or other related services pursuant to a written agreement between an employer or other entity or an individual and HNI. The Benefit Programs covered under this Agreement are listed on Addendum A.

          1.3 CAPITATION. The compensation paid per Member per month ("PMPM") for each HMO Member who has selected or been assigned to PROVIDER.

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1.4    COMMERCIAL HMO MEMBER. An HMO Member whose premium is fully paid and enrolled in a commercial Benefit Program, including (1) a Benefit Program offered to an employer other than a small group employer ("Standard HMO Member"), (2) a Benefit Program offered to a small group employer as defined in Section 1357(I) of the California Health and Safety Code ("Small Group HMO Member"), (3) a Benefit Program offered to individuals ("Individual HMO Member"), (4) a Benefit Program offered to an individual participating in the Access for Infants and Mothers Program ("AIM Member"), (5) a Benefit Program which is fully or partially self-funded ("Flexible Funded HMO Member") or (6) a Benefit Program offered to Members with primary coverage through Medicare and health care coverage under an HMO or POS Plan ("Medicare Supplement Member").

1.5 CONTRACTED SERVICES. Those Medically Necessary Covered Services to be rendered by PROVIDER to a Member in accordance with this Agreement.

1.6 COORDINATION OF BENEFITS. The allocation of financial responsibility between two (2) or more payors of health care services, each with a legal duty to pay for or provide Covered Services to a Member at the same time.

1.7 COPAYMENT. That portion of the cost of Covered Services that a Member is obligated to pay under a particular Benefit Program, including deductibles and coinsurance.

1.8 COVERAGE CERTIFICATE OR CERTIFICATE. The document which describes the benefits available to a Member in connection with a Benefit Program.

1.9 COVERED SERVICES. The health care services, products, supplies or related services that are covered under an applicable Benefit Program.

1.10 EMERGENCY. A medical condition manifesting itself by acute symptoms of sufficient severity such that a prudent layperson who possesses average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (i) placing the individual in serious jeopardy (and in the case of a pregnant woman, her health or that of her unborn child); (ii) serious impairment to bodily functions; or
       (iii) serious dysfunction of any bodily organ or part. HNI shall have the final authority in decisions regarding emergencies and emergency services.

1.11 FACILITY(IES). The hospitals, health care facility(ies) and other service locations operated or subcontracted by PROVIDER at which Contracted Services are to be provided under this Agreement. PROVIDER's hospitals, health care facilities and other service locations are attached as Addendum G to this Agreement, as amended from time to time.

1.12 HMO MEMBER. A person who is eligible to receive Covered Services under those Benefit Programs offered by an Affiliate which is a health care service plan licensed under the Knox-Keene Act, and whose premium has been fully paid. An HMO Member shall be a person enrolled in a Medicare HMO Benefit Program as set forth in Addendum C ("Medicare HMO Member"), a person enrolled in a Medicaid Benefit Program as set forth in Addendum E ("Medi-Cal HMO Member") or a person enrolled in a commercial Benefit Program as set forth in Addendum B ("Commercial HMO Member").

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1.13   MEDICALLY NECESSARY. Those Covered Services which, under the provision of this Agreement, are determined to be:

       (a) Appropriate and necessary for the symptoms, diagnosis or treatment of a condition, illness or injury; and

       (b) Provided for the diagnosis or the direct care and treatment of a medical condition, illness or injury; and

       (c) Within the standards of good medical practice within the organized medical community; and

       (d) Not primarily for the convenience of the Member, or the Member's Participating Provider or other provider; and,

       (e) The most appropriate supply or level of service, including levels of acute care such as intensive care unit services or regular acute medical and surgical services as determined by the clinical status of the Member, which can safely be provided to the Member. For hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member's condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical setting such as a sub-acute unit or skilled nursing facility.

       Notwithstanding the above, Medically Necessary services for HMO Members shall not differ from that defined in the Evidence of Coverage document approved by the Department of Corporation.

1.14 MEMBER. (Beneficiary) A person who is eligible to receive Covered Services under a Benefit Program included in this Agreement by virtue of completing the required enrollment process and whose premium has been fully paid. Member shall include HMO Member.

1.15 MEMBER PHYSICIAN. A physician who practices medicine in the capacity of a shareholder, partner, employee, subcontractor, locum tenens or associate of PPG.

1.16 OPERATIONS MANUAL. All Operations Manuals, including medical policy manuals, issued by HNI, as updated from time to time, which are incorporated in this Agreement by this reference. PROVIDER agrees to be contractually bound to comply with the Operations Manual, including the medical policy manuals, and any updates or revisions to such, to be issued to PROVIDER. In the event that any provision in an Operations Manual or any updates thereto are clearly inconsistent with the terms of this Agreement as amended, the terms of this Agreement shall prevail.

1.17 PARTICIPATING PHYSICIAN GROUP ("PPG"). A Participating Provider who may have been delegated by HNI, the utilization management responsibilities for HMO Members and from whom authorization of Capitated Services must be sought.

1.18 PARTICIPATING PROVIDER. A hospital, skilled nursing facility, physician, Participating Physician Group ("PPG"), Member Physician, other health care practitioner or other organization which has a direct or indirect contractual relationship with HNI or another Participating Provider to provide Covered Services to Members. In the event PROVIDER contracts with a health care provider to render Covered Services under this Agreement, such provider is a Participating Provider.

1.19 PAYOR. A public or private entity contracted with HNI which funds, insures or is responsible for paying Participating Providers for Covered Services rendered to Members pursuant to the terms of this Agreement and as stipulated on the Member's identification card.

      1.20 PRIMARY CARE PHYSICIAN ("PCP"). A Member Physician who is responsible for providing and/or coordinating the delivery of Covered Services to an HMO Member pursuant to the applicable Benefit Program. Primary Care Physicians include general practitioners, family practitioners, internists, pediatricians, obstetrician/gynecologists and other specialists, if approved by HNI.

      1.21 PRIOR AUTHORIZATION. The written approval by HNI, Payor, PROVIDER, or other permitted entity, prior to admitting a Member to a hospital or a skilled nursing facility, or to providing certain other Covered Services to a Member, which approval is required under the Utilization Management Program of the applicable Benefit Program as described in the Operations Manual.

      1.22 PROVIDER RISK SERVICES. Contracted Services and such other Covered Services as are described in an Addendum to this Agreement for which PROVIDER has accepted Capitation as compensation under the applicable Benefit Programs to which the Addendum applies.

      1.23 QUALITY IMPROVEMENT PROGRAM. A program to meet HNI standards, approved by HNI, and designed to ensure the provision of quality medical services, as described more fully in the Operations Manual.

      1.24 SERVICE AREA. The geographic area in the continental United States within a thirty (30) air-mile radius of an HMO Member's PCP's office location for the purpose of determining in-area versus out-of-area services for such Member as set forth in the Operations Manual.

      1.25   STATE. The State of California.

      1.26 SURCHARGE. An additional fee that is charged to a Member fee for a Covered Service, but which is not approved by the applicable State and federal regulatory authority, and is neither disclosed nor provided for in a Coverage Certificate.

      1.27 URGENTLY NEEDED SERVICES. Covered Services required in order to prevent a serious deterioration of an HMO Member's health that results from an unforeseen illness or injury if (i) such Member is temporarily absent from the Service Area and (ii) receipt of the health care service cannot be delayed until the Member's return to the Service Area.

      1.28 UTILIZATION/CARE MANAGEMENT PROGRAM. A program that meets HNI's standards and is approved by HNI and designed to review and manage the utilization of Covered Services, as described in the Operations Manual.

II.   REPRESENTATIONS AND DUTIES OF PROVIDER

      2.1    REPRESENTATIONS OF PROVIDER.

             (a) PROVIDER warrants that it has the authority to contract on behalf of its Participating Providers and to bind them to all of the terms and provisions of this Agreement. PROVIDER shall notify Participating Providers of their rights and duties under this Agreement and of all amendments and modifications thereto.

             (b) PROVIDER shall provide HNI, upon request, with its written applicable policies and procedures and its bylaws and articles of incorporation and any modifications thereto.

             (c) PROVIDER represents that the terms of this Agreement do not conflict with the terms of its agreements with Participating Providers. PROVIDER further represents that the terms of this Agreement shall apply in any situation where there is an inconsistency or conflict with the terms of any agreement between the Participating Provider and PROVIDER or with respect to any matter which is not addressed in any such agreement between the Participating Provider and PROVIDER. PROVIDER shall be responsible to HNI for any such inconsistency or conflict in terms. This provision shall supersede any similar provision in any agreement between PROVIDER and a Participating Provider.

2.2 REPRESENTATIONS FOR EACH SITE. PROVIDER represents and warrants for each Facility that:

       (a) PROVIDER is licensed by the State to operate and provide Contracted Services.

       (b) PROVIDER operates and provides Contracted Services in compliance with all applicable local, State, and federal laws, rules, regulations and institutional and professional standards of care;

       (c) The PROVIDER is eligible to participate in Medicare Part B under Title XVIII of the Social Security Act, and in Medicaid under Title XIX of the Social Security Act or other applicable State laws pertaining to Title XIX of the Social Security Act, if the PROVIDER is contracting for HNI's Medicare line of business;

       (d) The PROVIDER is accredited by the appropriate accrediting organization(s) listed on the Ancillary Facility Credentialing Application; and

       (e) PROVIDER shall maintain such licensure, compliance, certification and accreditation throughout the term of this Agreement.

2.3 PROVIDER NETWORK. PROVIDER shall provide HNI with a list of the names, practice locations, federal tax identification numbers, professional practice name, the business hours and any additional information as required in the Operations Manual for all Participating Providers that contract with PROVIDER in a format acceptable to HNI. PROVIDER shall provide HNI with at least a monthly list of additions, deletions and address changes to such list and a complete listing annually.

       PROVIDER shall take all reasonable and prudent steps to ensure that all Participating Providers provide adequate personnel and facilities in order to perform the duties and responsibilities associated with the proper administration of this Agreement, including but not limited to, ensuring that all facilities utilized by Participating Providers shall satisfy the standards for licensure and certification, if applicable, by the appropriate governmental licensing agency as well as applicable State and federal law. The Participating Provider assumes the responsibility for supervision of all personnel associated with the Participating Provider.

2.4 PROVIDER CONTRACTS. Upon entering into any arrangements with a Participating Provider as may be necessary to fulfill PROVIDER's obligations to provide or arrange for the provision of Contracted Services and Covered Services under this Agreement, PROVIDER shall obtain written agreements with such providers which include the following requirements:

       (a) Secure adherence by Participating Providers to all the obligations of this Agreement which affect Participating Providers, including but not limited to:

             (1) Accepting Members upon referral from Member Physicians and other Participating Providers.

             (2) Collecting any Copayments due from Member and accepting payment from PROVIDER as payment-in-full for Contracted Services rendered to Members referred to them, except for authorized Copayments, and agree not to bill HNI or


                                  Page 5 or 64

                    Members for such services regardless of whether or not payment is received from PROVIDER or HNI.

               (3) Maintaining in force adequate professional liability insurance as set forth in this Agreement and in the Operations Manual.

               (4) Conforming to all State, federal and other government requirements regarding retention of and access to records, and submission of reports.

               (5) Accepting all HMO Members when selected, assigned or transferred to PROVIDER.

               (6) Hospitalizing Members in accordance with the applicable Benefit Program and the Operations Manual.

               (7) Conforming to HNI's guidelines for rapid medical records review, response and resolution of Member complaints.

     (b) No agreement between PROVIDER and a Participating Provider shall contain any incentive plan that includes a specific payment made, in any type or form, as an inducement to deny, reduce, or limit Covered Services to a Member. PROVIDER shall comply and shall cause its Participating Providers to comply with State and federal law regarding physician incentives and stop less insurance requirements, where applicable. PROVIDER shall furnish HNI with all of the PROVIDER's contracting templates for HNI's review and approval upon request and at such time templates are changed. Upon request, PROVIDER shall furnish HNI with copies of any amendments to a contract with a Participating Provider within ten (10) days of execution. In addition, any agreement or amendment between PROVIDER and a Member Physician shall not restrict the rights and obligations of Member Physician to communicate freely with Members regarding their medical condition and treatment alternatives including medication treatment options, regardless of benefit coverage limitations. In the event PROVIDER enters into a contract with a Participating Provider, PROVIDER shall provide HNI with documentation thereof as set forth in the Operations Manual.

     (c) Every PROVIDER subcontract shall provide that it is terminable with respect to Members by PROVIDER upon HNI's request. PROVIDER shall furnish HNI with copies of any amendments to a subcontract within ten
          (10) days of execution. PROVIDER shall be solely responsible to pay any Participating Provider under the subcontract and shall hold and ensure that the Participating Provider hold HNI, Members and the State harmless from and against any and all claims which may be made by such Participating Providers in connection with services rendered to Members under the subcontract. As requested or required by HNI, PROVIDER shall maintain and make available to HNI, the California Department of Health Services ("DHS"), the California Department of Corporations ("DOC"), the U.S. Department of Justice ("DOJ"), the U.S. Department of Defense ("DOD"), the U.S. Department of Health and
          Human Services ("DHHS") and any other regulatory agency having jurisdiction over HNI, copies of PROVIDER's policies and procedures and all Participating Provider subcontracts and any amendments thereto.

2.5 PARTICIPATING PROVIDER TERMINATION. Whenever possible, PROVIDER shall notify HNI in writing at least ninety (90) days prior to any action by PROVIDER to terminate a Participating Provider's agreement with PROVIDER. When ninety (90) days' prior written notice is not possible, PROVIDER shall provide as much advance notice as possible. In the event of a Participating Provider's termination, PROVIDER shall ensure that there is sufficient capacity in the network.

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     HNI may request and PROVIDER shall terminate any Participating Provider from participation under this Agreement, at any time, upon at least thirty
     (30) days' prior written notice from HNI to PROVIDER; provided, however, that no such termination shall be because a Participating Provider is advocating on behalf of a Member for health care services. Notwithstanding the foregoing, if a Participating Provider is found guilty of a criminal offense, is barred or sanctioned from participation under the Medicare program, or if HNI makes a determination, at its sole discretion, that treatment by a Participating Provider may jeopardize the health and safety of any Member, PROVIDER, upon HNI's request, shall immediately terminate such Participating Provider from participation under this Agreement.

2.6 ELIGIBILITY. Except in an Emergency, PROVIDER shall verify the eligibility of Members before providing Contracted Services. HNI shall make a good faith effort to confirm the eligibility of any Member. When PROVIDER has not made reasonable efforts to verify eligibility, PROVIDER shall not hold HNI financially responsible for Covered Services rendered to any person who was not eligible for HNI benefits as determined by HNI.

2.7 PROVISION OF SERVICES. PROVIDER agrees to render and to ensure that Participating Providers render, Covered Services to Members in accordance with:

     (a) The terms and conditions of this Agreement, and all laws, rules and regulations applicable to PROVIDER, HNI and Payors;

     (b) The Utilization/Care Management Program, the Quality Improvement Program, the applicable Benefit Programs, the Member's Coverage Certificate and the Operations Manual;

     (c) The performance standards and indicators that are established by HNI including processing of prior authorizations and delivery of services once a referral has been made;

     (d) The termination procedures outlined in the Operations Manual when requesting termination of a Member. PROVIDER shall not request, demand, or require or otherwise seek, directly or indirectly, the removal of any Member based on that Member's need for, or utilization of, Covered Services;

     (e) PROVIDER and Participating Providers shall maintain a professional relationship with each Member to whom Contracted Services are rendered, and shall be solely responsible to such Member for such services; and,

     (f) The eligibility verification and notification procedures as set forth in the Operations Manual.

2.8 HOURS. PROVIDER shall maintain offices, equipment and personnel as may be necessary to provide Contracted Services under this Agreement, in accordance with State law and as reasonably requested by HNI. PROVIDER shall provide Contracted Services under this Agreement during normal business hours, and shall be available to Members by telephone twenty-four
     (24) hours a day, seven (7) days a week on an Emergency basis and for consultation.

2.9 NON-DISCRIMINATION. PROVIDER and Participating Providers shall not discriminate against any Member in the provision of Covered Services hereunder, on any basis including age, sex, marital status, sexual orientation, race, color, religion, ancestry, national origin, disability, handicap, health status, source of payment, utilization of medical or mental health services or supplies, or other unlawful basis including without limitation, the filing by such Member of any complaint, grievance, or legal action against PROVIDER. PROVIDER and Participating Providers shall provide Covered

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     Services in the same manner, and with the same availability, as services are rendered to its other patients.

     During the term of this Agreement, PROVIDER and its subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religious creed, color, national origin, ancestry, physical disability, mental disability, medical condition, marital status, age (over 40) or sex. PROVIDER and its subcontractors also shall ensure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination. PROVIDER and its subcontractors shall comply with the provisions of the Fair Employment & Housing Act (California Government Code, Section 12990, et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment & Housing Commission implementing Government Code,
     Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this Agreement by reference and made a part hereof as if set forth in full. PROVIDER and its subcontractors shall meet the requirements of all other laws and regulations, including Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975, the American with Disabilities Acts, and all other laws applicable to recipients of Federal funds. PROVIDER and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreements.

2.10 UTILIZATION/CARE MANAGEMENT PROGRAM. PROVIDER and Participating Providers agree to participate in and cooperate fully with the provisions and all decisions rendered in connection with HNI's Utilization/Care Management Program. PROVIDER and Participating Provider agrees to render Covered Services at the most appropriate level of service. PROVIDER and Participating Providers also agree to provide medical records and other information as may be required or requested under such Utilization/Care Management Program as set forth in the Operations Manual. HNI may, at its sole discretion, delegate certain Utilization/Care Management Program activities. If so determined qualified and delegated by HNI, the obligations of PROVIDER for delegation shall be as set forth herein.

2.11 PRIOR AUTHORIZATION AND REFERRALS. PROVIDER and Participating Providers agree to comply with prior authorization and referral processes as required by the particular Benefit Program or Utilization/Care Management Program as set forth in the Operations Manual. Prior authorization or referral may be issued by HNI, PROVIDER, or a Participating Provider. For non-emergent services, PROVIDER or Participating Provider agrees to obtain prior authorization or a referral before providing or ordering Contracted Services. In an Emergency, PROVIDER agrees to attempt to obtain prior authorization or a referral, by telephone if necessary, before providing or ordering Contracted Services. If prior authorization or a referral cannot be obtained in an Emergency, PROVIDER agrees to notify HNI and the appropriate Participating Provider, as soon as possible, but no later than twenty-four (24) hours after services are rendered. In the event PROVIDER fails to obtain an authorization or a referral, PROVIDER agrees not to seek payment from HNI or a Payor for Contracted Services rendered to a Member unless prior authorization or a referral was obtained. HNI shall retain the right to authorize Emergency services in accordance with the Operations Manual.

2.12 NOTIFICATION OF INSTITUTIONAL SERVICES. PROVIDER shall notify HNI prior to or at the time of each admission of a Member to a hospital or skilled nursing facility whose admission is the financial responsibility of HNI. In the event of an Emergency admission, PROVIDER shall notify HNI regarding such Member within twenty-four (24) hours.

2.13 CATASTROPHIC CASES. PROVIDER shall actively participate with HNI in managing Members with potentially catastrophic medical conditions including, but not limited to, Acquired Immune Deficiency Syndrome ("AIDS") cases, organ transplantation, infants requiring intensive care, and burn cases. Such participation includes, but is not limited to, prompt notification to HNI of all known

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     or suspected catastrophic cases, obtaining prior authorization from HNI for organ transplantation evaluations and organ transplantations, and utilizing regional centers designated by HNI for the purpose of delivering specialized care. PROVIDER shall abide by the policies and procedures for catastrophic case management as set forth in the Operations Manual.

2.14 QUALITY IMPROVEMENT PROGRAM. PROVIDER agrees to participate in and cooperate fully with the applicable Quality Improvement Program including site audits and to comply with decisions rendered by HNI in connection with a Quality Improvement Program. The quality of Contracted Services rendered to Members shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program. PROVIDER also agrees to provide medical and other records within five (5) calendar days of receipt of written notice, and review data and other information as may be required or requested under a Quality Improvement Program, including reporting in accordance with, but not limited to, the current Health Plan Employer Data and Information Set ("HEDIS"), or its successor. PROVIDER also agrees to provide information and reporting requested under the Performance Standards as described in Addendum H. In the event that PROVIDER's performance, including but not limited to, its structures, processes or outcomes, is found to be unacceptable under any Quality Improvement Program, HNI shall give written notice to PROVIDER to correct the specified deficiencies within the time period specified in the notice. PROVIDER shall correct such deficiencies within that time period. If PROVIDER fails to correct such deficiencies within the specified time frame, then HNI may choose to terminate PROVIDER in accordance to Section 5.3 of this Agreement.

2.15 MEMBER GRIEVANCE PROCEDURES. PROVIDER shall participate in and be bound by the applicable Benefits Program, Member's Certificate, and the applicable Member grievance procedure, as set forth in the Operations Manual.

2.16 CREDENTIALING OF PROVIDER AND/OR PARTICIPATING PROVIDERS. PROVIDER shall submit to HNI the credentialing application. Such application shall be completed on behalf of PROVIDER, and/or on behalf of each Participating Provider rendering Covered Services under this Agreement. The submitted credentialing application is construed to be part of this Agreement. PROVIDER represents and warrants that each Participating Provider meets the credentialing and recredentialing standards adopted by HNI and that PROVIDER shall perform credentialing and recredentialing functions in accordance with the Operations Manual.

2.17 NOTICE OF ADVERSE ACTION. PROVIDER shall notify HNI in writing, within five
     (5) days of receiving any notice of any complaint, grievance, or adverse action, including, without limitation, (i) any action against any license, certification under Title XVIII or Title XIX or other applicable statute of the Social Security Act or other State law; (ii) any action which results in the filing of a report on a Member Physician under California Business & Professions Code Section 805; (iii) any action by an insurance carrier indicating that such carrier will cancel or not renew the insurance coverage required to be carried by PROVIDER or Participating Physician as specified in this Agreement; (iv) any malpractice litigation or settlement involving a Member Physician; and (v) any other event, occurrence or situation which might materially interfere with, modify or alter performance of any of PROVIDER's duties or obligations under this Agreement. PROVIDER shall maintain a written record of any Member complaint and provide such record to HNI promptly upon request.

2.18 INSURANCE. PROVIDER shall maintain appropriate insurance programs or policies as follows and in accordance with the Operations Manual:

     (a) PROVIDER agrees to maintain professional liability, or other risk protection program, in the amounts required by law but no less than one million dollars ($1,000,000.00) per claim and three million dollars ($3,000,000.00) annual aggregate. Notification to HNI by PROVIDER of cancellation or material modification of the risk protection program shall be made to HNI at least thirty (30) days prior to any cancellation. Certificates of Coverage or documents

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                evidencing professional liability insurance or other risk
                protection required under this subsection shall be provided to HNI upon request.

        (b) PROVIDER shall maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including a Combined Single Limit Body Injury and Property Damage Insurance of not less than one million dollars ($1,000,000.00) per claim.

        (c) PROVIDER'S employees shall be covered by Workers' Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

2.19 CONFLICT OF INTEREST. PROVIDER shall not, during the term of this Agreement, acquire, or make any commitment to acquire a proprietary interest in any organization which is licensed as a health care service plan or which has submitted an application for such licensure except as to a health care service plan with waivers. This restriction shall include any affiliated, subsidiary or parent organizations to which PROVIDER may belong in which thirty percent (30%) or more is under common ownership. "Proprietary Interest", as used herein, shall not be deemed to include:

        (a) Participation as a provider of services for any other health care service plan or system of prepaid health care delivery; or

        (b) Ownership of shares having a current value of less than two hundred fifty thousand dollars ($250,000.00) in a corporation whose shares are regularly traded in a public market.

2.20 LISTING OF PROVIDER. PROVIDER agrees that HNI and Payors may list the name, address, telephone number and other factual information of PROVIDER, each Facility and PROVIDER's subcontractors and their facilities in its marketing and informational materials. PROVIDER shall supply all printed materials and other information relating to its operations within seven (7) days of HNI's request.

2.21 NON-SOLICITATION. PROVIDER and Member Physicians shall not, either during or after the term of this Agreement, solicit any Member to enroll in any other health care service plan or insurance program for the primary purpose of securing financial gain. Liquidated damages for such solicitation resulting in disenrollment of Members from HNI shall be fifteen hundred dollars ($1,500.00) for a commercial Member, twenty-five hundred dollars ($2,500.00) for a Medicare HMO Member and one thousand dollars ($1,000.00) for a Medi-Cal Member. PROVIDER and HNI agree that the amounts stated as liquidated damages are reasonable under the circumstances existing at the time that this Agreement is executed.

2.22 REGULATORY AND ACCREDITATION SURVEYS. PROVIDER shall participate in and assist HNI with any review conducted by a regulatory agency or any accreditation survey or study.

2.23 NEW OR ADDITIONAL BENEFIT PLAN DESIGNS. PROVIDER agrees to accept any new or additional benefit plan designs developed by HNI and shall provide Covered Services pursuant hereto. HNI shall determine appropriate actuarial values, consistent with existing actuarial assumptions, in order to compensate PROVIDER.

2.24 PROVIDER LIAISON COORDINATOR STAFFING. Throughout the term of this Agreement, PROVIDER agrees to allocate a Provider Liaison to interface with HNI and the PPGs to facilitate education, policy and procedure development, review claim liability, and oversee medical management activity for the Provider Risk Services provided to Members.

III. DUTIES OF HNI

     3.1 ADMINISTRATION. HNI shall perform, or have performed, all necessary administrative, accounting, enrollment, and other functions appropriate for marketing and administration of the Benefit Programs contained in this Agreement.

     3.2 INSURANCE. HNI shall maintain appropriate insurance programs or policies including a policy of bodily injury and personal injury coverage which includes persons serving on HNI committees as insured by definition. In the event that a policy or program is terminated or the coverage of committee persons is materially changed, HNI shall so notify PROVIDER. HNI shall maintain coverage at the same level as required of PROVIDER hereunder.

     3.3 REPORTING TO REGULATORS. HNI shall accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of State, federal, and other regulatory agencies having jurisdiction over HNI; provided, however, that PROVIDER agrees to cooperate in providing HNI with any information and assistance reasonably required in connection therewith.

     3.4 PREMIUMS. HNI shall collect all premiums, dues, Member payments, and other items of revenue to which HNI is entitled, except for Copayments and payments for non-Covered Services.

     3.5 OUT-OF-AREA SERVICES. HNI shall manage and coordinate out-of-area services. PROVIDER shall cooperate fully with HNI and shall provide any information necessary to transfer Members back into the Service Area, including but not limited to, notification to HNI of known or suspected out-of-area services. PROVIDER shall accept the prompt transfer of Member to the care of PROVIDER and its Participating Providers following the receipt of out-of-area services when medically appropriate.

     3.6 OPERATIONS MANUAL. HNI shall provide PROVIDER with various Operations Manuals which identify the methods of administration of this Agreement, including grievance procedures, Utilization/Care Management Programs, Quality Improvement Programs, encounter reporting procedures, and billing and accounting of Covered Services rendered hereunder. Updates to the Operations Manual will be made by HNI and, whenever possible, shall be sent to PROVIDER for review thirty (30) days prior to implementation. Such updates shall not materially affect the compensation rates or financial responsibility of PROVIDER under this Agreement.

     3.7 MARKETING ACTIVITIES. HNI shall make reasonable efforts to market the Benefit Programs. Nothing in this Agreement shall require HNI to conduct any specific marketing activities on behalf of PROVIDER or to identify PROVIDER in any specific HNI marketing or informational materials.

IV.  COMPENSATION

     4.1 COMPENSATION RATES. PROVIDER and Participating Providers shall accept as payment in full for Contracted Services and all other services rendered to Members under this Agreement the amounts payable by HNI or a Payor as set forth in the applicable Addenda to this Agreement.

     4.2  BILLING AND PAYMENT.

          (a) BILLING. PROVIDER shall submit to HNI via HNI's electronic claims submission program or by hard copy, clean, complete and accurate claims for Contracted Services in accordance with the Operations Manual and the applicable Benefit Program. PROVIDER shall submit claims within ninety (90) days of rendering Contracted Services. Where HNI is the secondary payor under Coordination of Benefits, such ninety
          (90) day period shall commence immediately after the primary payor has paid or denied the claim.

          HNI shall not be under any obligation to pay PROVIDER for any claim not timely submitted as set forth above. PROVIDER shall not seek payment from any Member in the event HNI does not pay PROVIDER for a claim not timely submitted.

     (b) PAYMENT. Unless a claim is disputed, HNI or a Payor shall pay PROVIDER's clean, complete, accurate and timely submitted claims for Contracted Services rendered to a Member, in accordance with applicable State and federal law.

     (c) ADJUSTMENTS AND APPEALS. PROVIDER shall submit requests for adjustments and/or appeals regarding claim payments to HNI within sixty (60) calendar days after the date of the payment of such claim to PROVIDER. In the event PROVIDER fails to appeal a claim within such time period, PROVIDER shall not have the right to appeal such claim.

     (d) OFFSETTING. HNI shall have the right to offset any amounts owed by PROVIDER to HNI, including but not limited to, amounts owed by PROVIDER due to errors, or HNI interim payment of Contracted Services. HNI shall offset such amounts against any amounts owed by HNI to PROVIDER.

     (e) RECIPROCITY. PROVIDER agrees that HNI may allow the compensation rates set forth in this Agreement to be used by [*].

4.3 COLLECTION FROM MEMBER. PROVIDER shall collect all Copayments due from Members, and shall not waive or fail to pursue collection of Copayments from Members. PROVIDER shall not charge a Member any fees or Surcharges for Covered Services rendered pursuant to this Agreement, except for authorized Copayments. In addition, PROVIDER shall not collect a sales, use, or other applicable tax from Members for the sale or delivery of Covered Services. If HNI receives notice of any additional charge, HNI shall take appropriate action. PROVIDER may bill a Member for non-Covered Services rendered by PROVIDER to such Member only if the Member is notified in advance that the services to be provided are not covered under the Member's Benefit Program, and the Member requests in writing that PROVIDER render the non-Covered Services, prior to PROVIDER's rendition of such services.

4.4 MEMBER HELD HARMLESS. PROVIDER agrees that in no event, including, but not limited to, nonpayment by HNI or Participating Provider, insolvency of HNI or Participating Provider, or breach of this Agreement, shall PROVIDER bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Members, the State, or persons other than HNI for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of Copayments or any amounts due for services which are determined not to be Covered Services in accordance with the terms of the applicable Benefit Program.

     PROVIDER further agrees that: (a) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Members; and
     (b) this provision supersedes any oral or written contrary agreement existing or hereafter entered into between PROVIDER and Members or persons acting on their behalf. Any modification, addition, or deletion of or to the provisions of this clause shall be effective on a date no earlier than fifteen (15) days after the State regulatory agency has received written notice of such proposed change and has approved such change.

     4.5 COORDINATION OF BENEFITS. PROVIDER agrees to conduct Coordination of Benefits in accordance with the policies and procedures in the Operations Manual, including but not limited to, the prompt notification to HNI of any third party entity who may be responsible for payment and collection of Copayments.

          When HNI is secondary under the Coordination of Benefit rules, HNI shall pay PROVIDER only those amounts which, when added to the amount paid to PROVIDER from other sources, equals the amount due to PROVIDER under this Agreement in the absence of other sources of payment. Any legal right to collection of overpayments from HNI which may occur under this Section shall be deemed to be transferred from PROVIDER to HNI if PROVIDER has been paid in full according to the primary carrier's contracted rate.

     4.6 THIRD PARTY RECOVERIES, WORKER'S COMPENSATION. In the event PROVIDER provides services to HNI Members for injuries resulting from the acts of third parties, or resulting from work related injuries, PROVIDER shall have the right to recover from any settlement, award, or recovery from any responsible third-party the full value of Covered Services rendered pursuant to the applicable provisions of the Coverage Certificate and as set forth in the Operations Manual. PROVIDER shall notify HNI of any third party payor and shall, upon request from HNI, provide HNI with an accounting of all such sums recovered.

     4.7 AUDIT OF CLAIMS. HNI shall have the right to review and audit any claims and to reconcile any amounts accordingly.

V.   TERM AND TERMINATION

     5.1 TERM. The term of this Agreement shall commence on the date set forth on the first page of this Agreement and shall continue for a period of two (2) years thereafter. This Agreement shall automatically renew for successive one (1) year periods, unless one party notifies the other in writing of its intent not to renew this Agreement at least one hundred twenty (120) days prior to the next scheduled renewal date. Any and all negotiations must be completed thirty (30) days prior to the anniversary date of the contract. The renewal date of the term of this Agreement shall remain the same for all Benefit Programs covered hereunder, even if this Agreement becomes effective with respect to a particular Benefit Program after the initial or any renewal date of this Agreement, due to the licensure, contract award or other reason.

          During the initial term, either party has the right to request reconsideration of significant terms and conditions, including the compensation payable hereunder, by giving notice of proposed Amendment provisions in writing by September 1 of each contract year and the parties commit to finalize such good faith negotiations by April 1 of the subsequent contract year. Should the parties fail to reach mutual agreement through those discussions, one of the parties may, by the January 1 deadline, give a ninety (90) day written notice of termination.

     5.2 WITHOUT CAUSE TERMINATION. Either party may terminate this Agreement without cause upon one hundred and twenty (120) days' prior written notice to the other party. In the event HNI provides PROVIDER with such notice, HNI may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

     5.3 IMMEDIATE TERMINATION. HNI may terminate this Agreement immediately upon notice to PROVIDER, in the event of: (a) PROVIDER's violation of any applicable law, rule or regulation; (b) PROVIDER's failure to maintain the professional liability insurance coverage specified hereunder; (c) PROVIDER's failure to comply with the terms, conditions or determinations of any Utilization/Care Improvement Program or Quality Improvement Program, or Benefit Program; or, (d)

          HNI's determination that the health, safety or welfare of any Member may be in jeopardy if this Agreement is not terminated.

          Either party may terminate this agreement immediately upon notice to the other party should the other party voluntarily file a petition in or for bankruptcy, reorganization or an arrangement with creditor; become insolvent or unable to pay claims as they become due; have a trust, receiver or other custodian appointed on its behalf; or, should any other case on insolvency law, or any dissolution or liquidation proceeding be commenced against it.

     5.4 TERMINATION FOR FAILURE TO PAY. In the event HNI fails to make payments to PROVIDER under the terms and conditions of this Agreement within the times set forth herein, PROVIDER may terminate this Agreement, but only if HNI has failed to make such payments following ten (10) business days' prior written notice from PROVIDER. PROVIDER may not terminate this Agreement after giving such notice unless, PROVIDER has first made itself available to meet with HNI to attempt in good faith to resolve the matter.

     5.5 TERMINATION DUE TO MATERIAL BREACH OTHER THAN NON-PAYMENT. Except as set forth in above, in the event that either PROVIDER or HNI fails to cure a material breach of this Agreement within thirty (30) days of receipt of written notice of such breach from the other party, the non-defaulting party may terminate this Agreement. If the breach is cured within such thirty (30) day period, or if the breach is one which cannot reasonably be corrected within thirty (30) days, and the non-defaulting party determines that the defaulting party is making substantial and diligent progress toward correction during such thirty
          (30) day period, this Agreement shall remain in full force and effect.

     5.6 TERMINATION OF AN AFFILIATE. In the event HNI ceases to own fifty-one percent (51%) or more of the voting stock, or to manage or have a HNI subsidiary manage an entity, such entity shall cease being a HNI Affiliate hereunder. Effective on the date HNI ceases to own fifty-one percent (51%) or manage, or an HNI subsidiary ceases to manage, the entity, such entity shall no longer be a party to this Agreement and the terms and conditions hereunder shall not apply to such entity.

          In the event the terminated Affiliate under this Section 5.6 is a licensed health care service plan, such Affiliate and Provider understand and agree that Section 5.7 of the Agreement shall apply to such Affiliate and the Members of such Affiliate.

     5.7 EFFECT OF TERMINATION. In the event that a Member is receiving Contracted Services at the time this Agreement terminates, PROVIDER shall continue to provide Contracted Services to the Member until the later of: (a) treatment is completed; (b) the Member is assigned to another Participating Provider; or (c) the anniversary date of the Member's Coverage Certificate, if requested by HNI. Compensation for such Contracted Services shall be at the rates contained in the Fee for Service rates described in each Addendum. Termination of this Agreement shall not affect any right or obligations hereunder which shall have previously accrued, or shall thereafter arise with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement. Notwithstanding the foregoing, in no event shall PROVIDER continue to provide Contracted Services to Members hereunder for more than ninety (90) days after the effective date of termination of this agreement, absent mutual consent of the parties hereto to the contrary.

VI.  RECORDS, AUDITS AND REGULATORY REQUIREMENTS

     6.1 MEDICAL AND OTHER RECORDS. PROVIDER shall prepare and maintain all medical and other books and records required by law in accordance with the general standards applicable. PROVIDER shall maintain such records for at least seven (7) years after the rendering of Contracted Services and records of a minor child shall be kept for at least one (1) year after the minor has reached the age of eighteen (18), but in no event less that seven (7) years. Additionally, PROVIDER shall maintain such financial, administrative and other records as may be necessary for compliance by HNI with all applicable local, State, and federal laws, rules and regulations, and accreditation agencies. PROVIDER agrees to the policies established by HNI that describe personal health information, including medical records, claims benefits and other administrative data that are personally identifiable. The HNI policies include: provisions for inclusions in routine consent, care and treatment of Members who are unable to give consent, member access to their medical records, protection of privacy in all setting, use of measurement data, information for employers and the sharing of personal health information with employers. The HNI policies are further defined in the PROVIDER Operations Manual. PROVIDER agrees to submit upon request reports and financial information as is necessary for HNI to comply with regulatory requirements to monitor the financial viability of PROVIDER. PROVIDER shall comply with all confidentiality and Member record accuracy requirements.

     6.2 ACCESS TO RECORDS; AUDITS. The records referred to above shall not be removed or transferred from PROVIDER except in accordance with applicable local, State, and federal laws, rules and regulations. Subject to applicable State and federal confidentiality or privacy laws, HNI or its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HNI shall have access to PROVIDER's records, at PROVIDER's place of business on request during normal business hours, to inspect and review and make copies of such records. Such governmental agencies shall include, but not be limited to, when applicable to the Benefit Programs identified on Addendum A, the DHS, the DHHS, the DOC, the DOD and the DOJ. When requested by HNI, PROVIDER shall produce copies of any such records at no cost. Additionally, PROVIDER agrees to permit HNI, and its designated representatives, accreditation organizations, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HNI or any Payor, to conduct site evaluations and inspections of PROVIDER's offices and service locations.

     6.3 CONTINUING OBLIGATION. The obligations of PROVIDER under this Article shall not be terminated upon termination of this Agreement, whether by rescission or otherwise. After termination of this Agreement, HNI and Payors shall continue to have access to the other party's records as necessary to fulfill the requirements of this Agreement and to comply with all applicable laws, rules and regulations.


VII.  GENERAL PROVISIONS

     7.1 AMENDMENTS. All amendments to this Agreement or any of its Addenda proposed by either HNI or PROVIDER must be mutually agreed upon by both parties at least thirty (30) days in advance of the effective date thereof. PROVIDER shall have thirty (30) days from the date of notice to reject amendment by providing written notice of such rejection to HNI. If HNI does not receive such written notice of rejection within this time limit, the amendment shall be deemed acceptable and shall be binding upon PROVIDER. Amendments required because of legislative, regulatory or legal requirements do not require the consent of PROVIDER or HNI and shall be effective immediately on the effective date thereof. Any amendment to this Agreement requiring prior approval of or notice to any federal or State regulatory agency shall not become effective until all necessary approvals have been granted or all required notice periods have expired.

     7.2 SEPARATE OBLIGATIONS. The rights and obligations of HNI under this Agreement shall apply to each Affiliate listed on Addendum A to this Agreement only with respect to the Benefit Programs of such Affiliate. No such Affiliate shall be responsible for the obligations of any other Affiliate under this Agreement with respect to the other Affiliate's Benefit Programs. The person executing this Agreement has been duly authorized by each Affiliate to execute this Agreement on such Affiliates behalf. In no event shall HNI or any HNI Affiliate be responsible for any payment which is the financial responsibility of a Payor, and PROVIDER shall seek compensation for such services only from Payor.

7.3 ASSIGNMENT. Neither party shall assign its rights, duties and obligations hereunder without the prior written consent of the other party; which consent shall not be unreasonably withheld; provided, however that each party shall have the right to automatically assign this Agreement to any entity which controls, is controlled by, or is under common control with that party. Each party further agrees to provide prior written notice to the other of its intent to either sell, transfer or convey control of its business to any entity which is not under common control with that party as of the effective date of this Agreement.

7.4 CONFIDENTIALITY. HNI and PROVIDER agree to hold all confidential or proprietary information or trade secrets of each other in trust and confidence and agree that such information shall be used only for the purposes contemplated herein, and not for any other purpose. Specifically, PROVIDER acknowledges that the names, addresses and other identifying information concerning Members and employers and other groups contracting with HNI constitute confidential information which derives independent economic value from not being generally known or readily accessible to others who can obtain economic value from its disclosure or use. HNI acknowledges that the names, contracts, addresses, and other information concerning a Participating Provider, employees and other providers and other groups contracting with PROVIDER constitute proprietary information of PROVIDER. HNI shall use such information only as necessary and appropriate for the performance of its obligations under this Agreement. In the event HNI could obtain such information from a source other than PROVIDER, such information shall not be proprietary to PROVIDER. Neither PROVIDER, a Participating Provider, nor HNI shall disclose the terms of this Agreement except as may be required by law; provided, however, nothing herein shall prohibit PROVIDER or a Participating Provider from disclosing to a Member any information the PROVIDER or Participating Provider determines is relevant to the Member's care including the basic method of reimbursement and whether financial bonuses or incentives are used.

7.5 PROVIDER DISPUTE RESOLUTION PROCEDURE. HNI has established a Provider Dispute Resolution Procedure under which PROVIDER may submit disputes to HNI. The Provider Dispute Resolution Procedure which contains the procedures for processing and resolving such disputes including the location and telephone number where information regarding disputes may be submitted, is set forth in the Operations Manual. Any provider dispute which is not resolved informally through the Provider Dispute Resolution Procedure may be submitted for arbitration as provided in Section 7.6 below.

7.6 BINDING ARBITRATION. PROVIDER and HNI agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement. Such good faith meeting and conference shall be a condition precedent to the filing of any arbitration demand by either party. In addition, the parties, prior to submitting a dispute to arbitration, are encouraged to utilize other impartial dispute settlement techniques such as mediation or fact-finding; a joint request for such services may be made to the American Arbitration Association ("AAA"), Judicial Arbitration and Mediation Services ("JAMS"), or the parties may initiate such other procedures as they may mutually agree upon at such time. Notwithstanding the foregoing, nothing contained herein is intended to require arbitration of disputes for medical malpractice between a Member and the PROVIDER.

     The parties further agree that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, whether involving a claim in tort, contract, or otherwise, shall be settled by final and binding arbitration, upon the motion of either party, to arbitration under the appropriate rules of the AAA or JAMS, as agreed by the parties. The arbitration shall be conducted in Sacramento, Los Angeles, or San Francisco, California by a single, neutral arbitrator who is licensed to practice law. The written demand shall contain a detailed statement of the matter and facts and include copies of all related documents supporting the demand. Arbitration must be initiated within one (1) year after the alleged controversy or claim occurred by submitting a written demand to the other party. The failure to initiate arbitration within that period shall mean the complaining party shall be barred forever from initiating such proceedings.

     All such arbitration proceedings shall be administered by the AAA or JAMS, as agreed by the parties; however, the arbitrator shall be bound by applicable state and federal law, and shall issue a written opinion setting forth findings of fact and conclusions of law. The parties agree that the decision of the arbitrator shall be final and binding as to each of them. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall have no authority to make material errors of law or to award punitive damages or to add to, modify, or refuse to enforce any agreements between the parties. The arbitrator shall make findings of fact and conclusions of law and shall have no authority to make any award which could not have been made by a court of law. The party against whom the award is rendered shall pay any monetary award and/or comply with any other order of the arbitrator within sixty
     (60) days of the entry of judgment on the award, or take an appeal pursuant to the provisions of the California Civil Code. The parties waive their right to a jury or court trial.

     In all cases submitted to arbitration, the parties agree to share equally the administrative fee as well as the arbitrator's fee, if any, unless otherwise assessed by the arbitrator. The administrative fees shall be advanced by the initiating party subject to final apportionment by the arbitrator in this award.

7.7  INDEMNIFICATION OF PARTIES.

     (a) PROVIDER agrees to indemnify, defend, and hold harmless HNI, its agents, officers, and employees from and against any and all liability expense including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from PROVIDER's performance or failure to perform its obligations hereunder.

     (b) HNI agrees to indemnify, defend, and hold harmless PROVIDER, its agents, officers, and employees from and against any and all liability expenses, including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from HNI's performance or failure to perform its obligations hereunder.

7.8 STATUS AS INDEPENDENT ENTITIES. None of the provisions of this Agreement is intended to create or shall be deemed or construed to create any relationship between PROVIDER and HNI other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement. Neither PROVIDER nor HNI, nor any of their respective agents, employees, or representatives shall be construed to be the agent, employee, or representative of the other.

7.9 COOPERATION OF PARTIES. The parties shall cooperate in administering and determining Member benefits under the applicable Coverage Certificate in accordance with the Operations Manual and as agreed to by the parties. PROVIDER understands and agrees that PROVIDER is not authorized to make nor shall it make any variances, alterations, or exceptions to the provisions, terms, and conditions of a Member's Coverage Certificate. HNI shall have the final decision-making authority between the parties for payment of claims for Covered Services rendered to Members, determination of Covered Services, including Medically Necessary Services, determination of eligibility and determination of Members' benefits under the applicable Benefit Program. Notwithstanding the foregoing, PROVIDER and a Participating Provider shall be solely responsible for providing Contracted Services to Members. The parties shall refrain from unduly criticizing each other, especially in the presence of third parties and shall attempt to resolve all issues in a cooperative and professional manner.

7.10 USE OF NAME. Each party agrees that the other party may not list the name, address, telephone number and other factual information of the other party in its marketing and informational materials without such party's prior written consent, provided HNI shall be entitled to list PROVIDER'S information in any HNI provider directory.

7.11 NON-EXCLUSIVE CONTRACT. This Agreement is non-exclusive and shall not prohibit PROVIDER or HNI from entering into agreements with other health care providers or purchasers of health care services.

7.12 NO THIRD PARTY BENEFICIARY. Nothing in this Agreement is intended to, nor shall be deemed or construed to create, any rights or remedies in any third party, including a Member. Nothing contained herein shall operate (or be construed to operate) in any manner whatsoever to increase the rights of any such Member or the duties or responsibilities of PROVIDER or HNI with respect to such Members.

7.13 NOTICE. Any notice required or desired to be given under this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, or overnight courier, or facsimile, addressed as follows:

                    HNI
                    c/o Health Net
                    21600 Oxnard Street
                    Woodland Hills, California 91367
                    Attn: Vice President, Provider Network Management

          PROVIDER:

                    Coram, Inc.
                    Attn: Contracts and Pricing Department
                    1125 Seventeenth Street, Suite 2100
                    Denver, CO 80202

          The addresses to which notices are to be sent may be changed by written notice given in accordance with this Section.

7.14 SEVERABILITY. If any provision of this Agreement is rendered invalid or unenforceable by any local, State, or federal law, rule or regulation, or declared null and void by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

7.15 ADDENDA. Each Addendum to this Agreement is made a part of this Agreement as though set forth fully herein. Any provision of an Addendum that is in conflict with any provision of this Agreement shall take precedence and supersede the conflicting provision of this Agreement.

7.16 REGULATORY APPROVAL. If HNI has not been licensed to provide, or provide services in connection with, a particular Benefit Program in a particular state, or has not received all required regulatory approvals for use of this Agreement with respect to the Benefit Program in the state prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent with respect to such Benefit Program in the state. In such event, this Agreement shall become effective with respect to any such Benefit Program in the state on the date that the required licensure and regulatory approvals are obtained. If HNI is unable to obtain such licensure or regulatory approvals after due diligence, HNI shall notify PROVIDER and both parties shall be released from any liability under this Agreement with respect to the Benefit Program in question in the applicable state; provided however, that if such licensure or regulatory approval is conditioned upon amendment of this Agreement, then this Agreement shall be amended automatically pursuant to this Article.

7.17 HEADINGS. The headings of articles and paragraphs contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

7.18 ENTIRE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement shall be valid or binding.

7.19 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State, except to the extent such laws conflict with or are preempted by any federal law, in which case such federal law shall govern. Federal law shall also govern with respect to federal Benefit Programs. In addition, HNI is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and of Subchapter 5.5 of Chapter 3 of Title 10 of the California code of Regulations. Any provision required to be in this Agreement by either of the above shall bind the parties whether or not provided in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

PROVIDER                               HEALTH NET INC. AFFILIATE(S)

/s/ Richard Iriye                      /s/ Christopher Cieno
-------------------------------------  ----------------------------------------
Signature                              Christopher Cieno

                                              Senior Vice President &
    SENIOR VICE PRESIDENT, OPS                 General Manager, South
-------------------------------------  ----------------------------------------
Title                                  Title

          MARCH 19, 2001                             03-29-01
-------------------------------------  ----------------------------------------
Date                                   Date


-------------------------------------
Federal Tax Identification Numbers:
See Addendum G

                                   ADDENDUM A

                        AFFILIATES AND BENEFIT PROGRAMS

A.   AFFILIATES AND BENEFIT PROGRAMS

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to, the following: Health Net of California, a California Health Plan; Health Net Life Insurance Company; Foundation Health Medical Resource Management; Foundation Integrated Risk Management Solution, Inc.; and Foundation Health Systems Life and Health Insurance Company. The Affiliates are defined in Section 1.1 of this Agreement.

Notwithstanding the foregoing, PROVIDER agrees that any other Affiliate of HNI not listed above may access the rates set forth in this Agreement and Addenda. This would include Members of non-California based Affiliates who may be treated by PROVIDER.

The Benefit Programs included in this contract are indicated by the X mark in the grid below.

                                                                                     FEE-FOR-
AFFILIATE AND BENEFIT PROGRAMS                                        ADDENDUM       SERVICE        CAP
------------------------------                                        --------       -------        ---
Commercial HMO                                                           B             [*]          [*]
Medicare HMO                                                             C             [*]          [*]
Fee-For-Service (PPO, EPO, POS Programs)                                 D             [*]          [*]
Medi-Cal                                                                 E             [*]          [*]
Occupationally Ill/Injured or Workers' Compensation                      F             [*]          [*]

                                   ADDENDUM B

                         COMMERCIAL HMO BENEFIT PROGRAM

PROVIDER understands and agrees that the obligations of HNI set forth on this Addendum are only the obligations of Health Net of California, Inc., an HNI Affiliate (hereafter "HMO") and not the obligations of HNI or any other Affiliate of HNI. PROVIDER shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO enrolled in Health Net of California, Inc.'s HMO program. In the event another HNI Affiliate is a licensed health care service plan, the provisions of this Addendum shall also apply to such Affiliates' Commercial HMO Members.

A.   DEFINITIONS:

     For purposes of this Addendum, the definitions included herein shall have the meaning required by law to applicable Medicare Risk Programs.

1. PPG. A Participating Provider Group having a capitation agreement with HNI to provide Covered Medical Services to Members.


2.   SERVICE AREA. The State of California.

3. OUT OF AREA. Any area outside of California, but within the continental United States.

4. PMPM. For purposes of this Addendum, any per Member per month ("PMPM") calculation shall be based on HMO Commercial Members only.

B.   DESCRIPTION OF PROVIDER RISK SERVICES:

     1. HOME INFUSION SERVICES. Home Infusion Services are services which involve the dispensing and administration of prescribed intravenous substances, injectibles, solutions, PICC line insertions, and patient education. All nursing services, equipment and supplies which are necessary to provide such services are also covered. Infusion patients do not need to be homebound but must meet the criteria for home health care and meet the requirements of the Utilization Program to be included as Provider Risk services. [*].

The following conditions shall be included as part of the Provider Risk
Services:

a. Member's medical condition is such that if the Member leaves home, it creates a public health hazard.

b. Member receives infusion services at school, work, and/or residential board and care facilities.

c.   Home infusion therapy services are not restricted to homebound Members.

The following Therapies are Provider Risk Services:

a.   [*]

b.   [*]

c.   [*]

d.   [*]

e.   [*]

f.   [*]

g.   [*]

     h.  [*]

     i.  [*]

     j.  [*]

     k.  [*]

     l.  [*]

     m.  [*]

     n.  [*]

     o.  [*]


     2. DURABLE MEDICAL EQUIPMENT. Durable Medical Equipment (DME) and supplies (such as pumps and poles) used during the provision of any infusion service [*].

     3. MEDICAL SUPPLIES. All supplies used in conjunction with an infusion service and/or for teaching of a Member until Member becomes independent, are [*].

C.   NON-CONTRACTED AND EXCLUDED SERVICES:

     The following services are those services which PROVIDER is not responsible for rendering under Provider Risk Services or which HMO may not be responsible for providing under an applicable Benefit Program:

     1. [*] are a medical benefit and are the financial responsibility of the PPG. PROVIDER shall obtain authorization from PPG and bill the Member's PPG directly for any such medications provided.

     2. OUT OF AREA. PROVIDER is not responsible for providing emergency and out of area infusion services. However, for a limited duration of one month, planned out-of-area infusion services shall be considered PROVIDER Risk Services as long as a two-week notification is given by the Member or PPG for such occurrences.

     3. [*], PROVIDER is not responsible for providing these services under Provider Risk Services. PROVIDER shall obtain authorization from PPG and bill HNI for [*] provided at the fee-for-service rate schedule on Exhibit 1 of Addendum D.

     4. [*] delivered in any place other than a member's residence, such as a physician's office, hospital, or ambulatory care center are excluded from Provider Risk Services. [*]

     5.   [*] are excluded from Provider Risk Services.

     6. [*] MEMBERS. For those beneficiaries who have [*], PROVIDER shall be financially responsible only for [*] beginning with the [*]. Should a [*] be financially responsible for such infusion services for a time period exceeding [*], PROVIDER shall be financially responsible only for [*] services commencing on the [*] responsibility ends for that Beneficiary. Should a [*] require infusion services prior to either of these events occurring, PROVIDER shall be compensated by HNI when HNI is the Payor, based on the compensation schedule set forth in the fee for service rate schedule on Exhibit 1 of Addendum D until such time as the Beneficiary [*] is no longer financially at risk; wherein the infusion services would be included within Provider Risk Services.

        HNI shall provide a list of all HNI Beneficiaries who are [*] as soon as possible. PROVIDER shall review with HNI on a quarterly basis the costs associated with the infusion services provided to [*]. PROVIDER and HNI shall reevaluate provision of infusion services to [*] after the first contract year of the Agreement and the parties agree to use their best efforts to make any necessary adjustments or revisions to ensure that the provision of such infusion services are feasible.

        7. [*] EXCLUDED FROM CAPITATION. The cost of [*] unless specifically listed as part of Provider Risk Services, are excluded from Provider Risk Services. The infusion nursing and supplies associated with the provision of these services to a Member are also excluded as part of the Provider Risk Services arrangement. PROVIDER shall submit claims and HMO shall pay PROVIDER at the fee-for-service rate schedule on Exhibit 1 of Addendum D, [*].

        8. NON-COVERED SERVICES. Services which are not covered by Plan include, but are not limited to, the following:

                a. Food, housing, homemaker services, and home-delivered meals.

                b. Home hemodialysis services, including the purchase or rental of equipment required for renal dialysis procedures.

                c. Services deemed not to be medically necessary or appropriate by the PPG and HMO.

                d.      Experimental drugs.

D.      HMO REIMBURSEMENT PROGRAMS

        1. COMPENSATION FOR PROVIDER RISK SERVICES. Effective January 1, 2001, as compensation for providing Provider Risk Services HMO shall pay PROVIDER [*] Per Member Per Month (PMPM) for each Commercial HMO
        Member eligible to receive such services from PROVIDER during any particular month. Capitation shall be computed on the basis of the most current information available in the eligibility file of Health Net. Capitation payment shall be paid by the HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend. Each Capitation payment shall be accompanied by a remittance summary by written or electronic media. The remittance summary identifies the total Capitation payable and those Commercial HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PROVIDER, HMO shall adjust subsequent Capitation to offset such error.

        2. [*] STOP LOSS. [*] include but are not limited to, [*]. PROVIDER shall be responsible under Capitation for a maximum expenditure of [*] PMPM in calculated costs for all [*] for all HMO Commercial Members. The threshold shall be calculated using the fee-for-service rate schedule in
        Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

3. [*] STOP LOSS. PROVIDER shall be responsible under Capitation for a maximum expenditure of [*] PMPM in calculated costs for [*] for all HMO Commercial Members. The threshold shall be calculated using the fee-for-service rate schedule in Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

4. [*] STOP LOSS. PROVIDER shall be responsible under Capitation for a maximum expenditure of [*] PMPM in calculated costs for all [*] for all HMO Commercial Members. The threshold shall be calculated using the fee-for-service rate schedule in Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

5. [*] STOP LOSS. PROVIDER shall be responsible under Provider Risk Services for a maximum of [*] for all HMO Commercial Members. The Threshold shall be calculated using the fee for service rate schedule in Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

6. AUTHORIZATIONS FOR DRUGS OR ITEMS AFTER STOP LOSS THRESHOLD. It being understood that HNI does not require PROVIDER to obtain PPG authorization for capitated services. However, upon proper notification, HNI may require PROVIDER to obtain authorization from the PPG or HNI for the drugs and/or products with stop loss amounts.

                                   ADDENDUM C

                          MEDICARE HMO BENEFIT PROGRAM

This Addendum sets forth additional terms which shall only apply to Members who are enrolled in Medicare HMO Benefit Programs. PROVIDER understands and agrees that the obligations as set forth in this Addendum are only the obligations of Health Net of California, Inc., a California Health Plan, an Affiliate of HNI, (hereafter separately "HMO" or collectively "HMOs"), and not the obligations of HNI or any other Affiliate of HNI. In addition, Health Net of California, Inc. shall be responsible only for those Medicare Members enrolled in Health Net's Medicare HMO Benefit Program. In the event another HNI Affiliate is a licensed heath care service plan, the provisions of this Addendum shall also apply to such Affiliate.

A. DEFINITIONS. For purposes of this Addendum, the definitions included herein shall have the meaning required by law to applicable Medicare HMO Programs.

     1. DOWNSTREAM PROVIDERS. A Participating Provider who or which is contracted with PROVIDER to render services to Members.

     2. HEALTH CARE FINANCING ADMINISTRATION ("HCFA"). The Health Care Financing Administration ("HCFA") which is the agency of the federal government within the Department of Health and Human Services ("DHHS") responsible for administration of the Medicare program.

     3. MEDICARE+CHOICE ("M+C") ORGANIZATION OR M+CO. A health plan, PROVIDER, or Downstream Provider sponsored organization who has entered into an agreement with HCFA to provide Medicare beneficiaries with health care options.

     4. MEDICARE SERVICE AREA. The area approved by HCFA and the State regulatory agency as the area in which HMO may market and enroll Medicare HMO Members. At any given time during the term of this Agreement, the Medicare Enrollment Area consists of the list of zip codes currently approved by HCFA and/or the State regulatory agency as the Medicare Enrollment Area.

     5. MEDICARE HMO MEMBER. An individual who has enrolled in or elected coverage in Health Net Seniority Plus, an M+C Organization.

     6. OUT OF AREA. Any area outside of California, but within the continental United States.

     7. PMPM. For purposes of this Addendum, any per Member per month ("PMPM") calculation shall be based on Medicare HMO Members only.

B.   MEDICARE STANDARD HMO REIMBURSEMENT

     1. COMPENSATION FOR PROVIDER RISK SERVICES. Effective January 1, 2001, as compensation for providing Provider Risk Services HMO shall pay PROVIDER [*] Per Member Per Month (PMPM) for each Medicare HMO Member eligible to receive such services from PROVIDER during any particular month. Capitation shall be computed on the basis of the most current information available in the eligibility file of Health Net. Capitation payment shall be paid by the HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend. Each Capitation payment shall be accompanied by a remittance summary by electronic or paper media. The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PROVIDER, HMO shall adjust subsequent Capitation to offset such error.

     2. [*] STOP LOSS. PROVIDER shall be responsible under Provider Risk Services for a maximum of [*] for all Medicare HMO Members. The Threshold shall be calculated using the fee for service rate schedule in Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

     3. PROVIDER shall include specific payment and incentive arrangements in any agreement with a Downstream Provider.

     4. PROVIDER shall pay claims promptly according to HCFA standards and comply with all payment provisions of State and federal law. HCFA requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty
          (60) days of receipt.

     5. PROVIDER agrees that Members health services are being paid for with federal funds, and as such payments for such services are subject to laws applicable to individuals or entities receiving federal funds.

C.   DESCRIPTION OF PROVIDER RISK SERVICES:

     Provider Risk Services shall be those Medically Necessary Covered Services as defined by HCFA for home infusion services for Medicare eligible members, as well as HMO's benefit interpretation and administration for medically necessary services. Home Infusion Services are services which involve the dispensing and administration, including nursing services, of prescribed intravenous substances, injectibles, solutions, PICC line insertions, and patient education. All equipment and supplies which are necessary to provide such are also covered. Infusion patients do not need to be homebound but must meet the criteria for home health care and meet the requirements of the Utilization Program to be included as Provider Risk services.

     The following conditions shall be included as part of the Provider Risk
     Services:

     a. Member's medical condition is such that if the Member leaves home, it creates a public health hazard.

     b. Member receives infusion services at school, work, and/or residential board and care facilities.

     c.   Home infusion therapy services are not restricted to homebound
          Members.

     The following Therapies are Provider Risk Services:

     a.   [*]

     b.   [*]

     c.   [*]

     d.   [*]

     e.   [*]

     f.   [*]

     g.   [*]

     h.   [*]

     i.   [*]

     j.   [*]

     k.   [*]

     l.   [*]

D.   NON-CONTRACTED AND EXCLUDED SERVICES:
     -------------------------------------

     The following services are those services which PROVIDER is not responsible for rendering under Provider Risk Services or which HMO may not be responsible for providing under an applicable Benefit Program:

     1. [*], are a medical benefit and are the financial responsibility of the PPG. PROVIDER shall obtain authorization from PPG and bill the Member's PPG directly for any such medications provided.

     2. OUT OF AREA. PROVIDER is not responsible for providing emergency and out of area infusion services. However, for a limited duration of one month, planned out-of-area services shall be considered PROVIDER Risk Services as long as a two-week notification is given by the Member or PPG for such occurrences.

     3. [*] are a medical benefit, however, PROVIDER is not responsible for providing these services under Provider Risk Services. PROVIDER shall obtain authorization from PPG and bill HNI for such [*] provided at the fee-for-service rate schedule in Exhibit 1 of Addendum D.

     4. [*] IN OTHER LOCATIONS. [*] in any place other than a member's residence, school or work place, such as a physician's office, hospital, or ambulatory care center are excluded from Provider Risk Services. [*].

     5. [*] MEMBERS. For those beneficiaries who have [*], PROVIDER shall be financially responsible only for [*] beginning with the [*]. Should [*] be financially responsible for such infusion services for a time period exceeding [*], PROVIDER shall be financially responsible only for [*] services commencing on the [*] responsibility ends for that Beneficiary. Should a [*] require infusion services prior to either of these events occurring, PROVIDER shall be compensated by HNI when HNI is the Payor, based on the compensation schedule set forth in the fee for service rate schedule on Exhibit 1 of Addendum D until such time as the Beneficiary [*] no longer financially at risk; wherein the infusion would be included within Provider Risk Services.

     HNI shall provide a list of all HNI Beneficiaries who are [*] as soon as possible. PROVIDER shall review with HNI on a quarterly basis the costs associated with the infusion services provided to [*]. PROVIDER and HNI shall reevaluate provision of infusion services to [*] after the first contract year of the Agreement and the parties agree to use their best efforts to make any necessary adjustments or revisions to ensure that the provision of such infusion services are feasible.

     6. EXCLUDED SERVICES AND DRUGS. The following drugs and services are excluded from Provider Risk Services for Medicare HMO Members. In the event that the PROVIDER is asked to provide such services, then PROVIDER shall be reimbursed based on the compensation schedule set forth in the fee-for-service rate schedule in Exhibit 1 of Addendum D. HMO shall compensate PROVIDER for such claims, less applicable Copayments, coinsurance, deductibles and payments from third parties or coordination of benefits. These excluded services are the following:

          a.  [*]

          b.  [*]

          c.  [*]

          d.  [*]

          e.  [*]

     7. [*] EXCLUDED FROM CAPITATION. [*] after the effective date of this Agreement unless specifically listed as part of Provider Risk Services, are excluded from Provider Risk Services. The infusion nursing and supplies associated with the provision of these services to a Member are also excluded as part of the Provider Risk Services arrangement. PROVIDER shall submit claims and HMO shall pay PROVIDER at the fee-for-service rate schedule on Exhibit 1 of Addendum D, [*].

     8. NON-COVERED SERVICES. SERVICES WHICH ARE NOT COVERED BY PLAN INCLUDES, BUT ARE NOT LIMITED TO, THE FOLLOWING:

          a)  Food, housing, homemaker services, and home-delivered meals.

          b) Home hemodialysis services, including the purchase or rental of equipment required for renal dialysis procedures.

          c) Services deemed not to be medically necessary or appropriate by the PPG and HMO.

          d)  Experimental drugs.

E.   MEDICARE POINT OF SERVICE REIMBURSEMENT PROGRAM

     1. POINT OF SERVICE BENEFIT PROGRAM. Under a POS Benefit Program, Medicare POS Members may elect, at the time of obtaining each Covered Service, to utilize: (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO Provider; or (iii) coverage to self-referring to non-Participating Providers in accordance with Benefit program requirements. Medicare HMO Members may be eligible for Medicare POS Benefit Programs.

     2. FEE-FOR-SERVICE COMPENSATION. PROVIDER shall render Contracted Services to Medicare POS Members under this Addendum C on a fee-for-service basis. As compensation for rendering such Contracted Services, PROVIDER shall be paid the lesser of: a) the rates set forth in Exhibit 1 of Addendum D; or b) Medicare Allowable rates when available. PROVIDER shall submit claims in accordance with Article IV. PROVIDER shall be paid for a clean complete and accurate claim for Contracted Services rendered to Medicare POS Members in accordance with applicable State or federal law.

     3. PROVIDER shall include specific payment and incentive arrangements in any agreement with a Downstream Provider.

     4. PROVIDER shall pay Downstream Providers' claims promptly according to HCFA standards and comply with all payment provisions of State and federal law. HCFA requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt.

 5. PROVIDER agrees that Members health services are being paid for with federal funds, and as such, payments for such services are subject to laws applicable to individuals or entities receiving federal funds.

F.   ACCESS: RECORDS AND FACILITIES

     1. PROVIDER agrees to give the Department of Health and Human Services ("DHHS"), and the General Accounting Office ("GAO") or their designees the right to audit, evaluate, inspect books, contracts, medical records, patient care documentation, other records of subcontractors, or related entities for the later of seven (7) years, or for periods exceeding seven (7) years, for reasons specified in the federal regulation.

G.   MEMBER PROTECTIONS/ACCESS: BENEFITS & COVERAGE

     1. PROVIDER agrees to not collect any co-payment or other cost sharing for influenza vaccine and pneumococcal vaccines.

     2. PROVIDER agrees to provide access to benefits in a manner described by HCFA.

     3. PROVIDER agrees to provide all covered benefits to Members in a manner consistent with professionally recognized standards of health care.

     4. PROVIDER agrees to pay for Emergency and urgently needed services consistent with federal regulations, if such services are PROVIDER's liability.

H.   COMPLIANCE

     1. PROVIDER agrees that PROVIDER must notify a Participating Provider prior to being terminated, in writing, of the reason(s) for denial, suspension or termination determination.

     2. PROVIDER agrees to comply with all applicable Health Net procedures and the Operations Manual including, but not limited to, the accountability provisions.

     3. PROVIDER agrees to comply with and require that all Downstream Providers comply with applicable State and federal laws and regulations, including Medicare laws and regulations and HCFA instructions.

     4. PROVIDER agrees to adhere to Medicare's appeals, expedited appeals and expedited review procedures for Health Net Members, including gathering and forwarding information on appeals to Health Net, as necessary.

I.   ADOPTION OF MEDICARE RISK PROGRAM CONTRACT REQUIREMENTS

     1. PROVIDER agrees that all agreements with Participating Providers must be signed and dated.

                                   ADDENDUM D

                    PREFERRED PROVIDER ORGANIZATION ("PPO")
                    EXCLUSIVE PROVIDER ORGANIZATION ("EPO")
                            POINT OF SERVICE ("POS")
                                BENEFIT PROGRAMS

PROVIDER understands that Affiliates or Payors contracted with HNI who are qualified may provide PPO, EPO and POS Benefit Programs. HNI shall provide PROVIDER with a listing of all such Payors, as updated from time to time by HNI. Notwithstanding any provision in this Agreement, PROVIDER and Participating Provider understand and agree that each Payor is solely responsible for paying PROVIDER and/or Participating Provider for those individuals to whom Payor provides health care coverage. In no event shall HNI or any HNI Affiliate be responsible for any payment which is the financial responsibility of a Payor; and PROVIDER shall seek compensation for such services only from Payor.

PROVIDER understands and agrees that HNI may sell, lease, transfer or convey a list, including PROVIDER, to Payors. PROVIDER further understands that PROVIDER may decline to be included in such list.

A Payor shall actively encourage its subscribers to use the list of contracted providers when obtaining medical care. Payors shall offer its subscribers direct financial incentives to use the list of contracted providers, including Provider, when obtaining medical care. A Payor, or HNI on Payor's behalf, shall provide information to a Payor's subscribers advising such subscribers of the existence of a list of contracted providers, including Provider, through a variety of advertising or marketing approaches that supply the names, addresses and telephone numbers of contracted providers, including Provider, to subscribers in advance of their selection of a health care provider.

Payor's shall not be permitted to pay Provider's contracted rate under this Addendum D unless Payor, or HNI on Payor's behalf, has actively encouraged Payor's subscribers to use the list of contracted providers, Including Provider, in obtaining medical care.

PROVIDER agrees that those Payors listed on Addendum (D-1) are the Payors eligible to pay Provider's contracted rate under this Addendum D. This list may be modified by HNI from time to time. PROVIDER may request in writing, and HNI shall have thirty (30) days from the date of such request, to provide PROVIDER with an updated listing of Payors.

PROVIDER understands and agrees that any HNI Affiliate, including, but not limited to, Health Net Life Insurance Company and Foundation Health Systems Life and Health Insurance Company, are not Payors under this Addendum D but shall access the rates hereunder as Affiliates.

Nothing in this Addendum D shall be construed to require a Payor to actively encourage such Payor's subscribers to use the list of contracted providers, including Provider, when obtaining medical care in the event of an Emergency.

A.   BENEFIT PROGRAM REQUIREMENTS

     PROVIDER agrees:

     1. To comply with the terms and conditions of this Addendum, the terms of the applicable Benefit Programs, and of the Operations Manual.

     2. To comply with HNI's efforts to provide Case Management. PROVIDER agrees to provide PROVIDER's written treatment plan within five (5) working days of receipt of request from HNI. A treatment plan includes a statement of diagnosis, current patient condition, current or proposed treatment, and anticipated outcomes.

B.   PRO AND EPO BENEFIT PROGRAMS

     1. COMPENSATION METHOD. As compensation for rendering Contracted Services under this Addendum, PROVIDER shall be paid in accordance with the rates set forth in Exhibit 1 of Addendum D. Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement. The above notwithstanding, for self-insured and other such Payors, HNI shall not be obligated to pay all or any portion of any PROVIDER claim on a Payor's behalf unless and until HNI has received sufficient funds from the applicable Payor to cover such claim.

C.   POINT OF SERVICE ("POS") BENEFIT PROGRAMS

     1. BENEFIT PROGRAM DESIGN. Under a Point of Service ("POS") Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize either: (1) HMO coverage through their selected or assigned PCP; (2) optional Preferred Provider Organization ("PPO") coverage available through PPO Participating Providers; or (3) other indemnity coverage through either non-Participating Providers, or Participating Providers where other Benefit Program Requirements are not met.

     2. COMPENSATION METHOD. PROVIDER shall render Contracted Services on a fee-for-service basis to Members of HNI's Point of Service ("POS") Benefit Programs covered under the PPO option of such Benefit Programs. As compensation for rendering such Contracted Services, PROVIDER shall be paid the fee-for-service compensation rates set forth in Exhibit 1 of Addendum D. Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement.

D.   LEASED PPO PAYORS

     1. PAYOR NOTIFICATION. HNI shall notify Participating Providers of Payors utilizing the Leased PPO. Such notification shall include information about eligibility verification telephone numbers, claims submission procedures, and Utilization/Care Management Programs when HNI is not providing these administrative services.

     2.   LEASED PPO BENEFIT PROGRAMS

          a. BENEFIT PROGRAM DESIGN. Under Exhibit 1 of Addendum D, financial incentives shall be implemented to encourage Members to utilize Participating Providers. Summaries of the Leased PPO Benefit Programs shall be provided in the Operations Manual.

          b. CHANNELING TO PARTICIPATING PROVIDERS. HNI or a Payor shall communicate to Members the availability and benefits of using a Participating Provider, and the name and location of Participating Provider through directories, marketing materials, or other means. Except for an Emergency and subject to any limitations of law, Members will be encouraged to use Participating Providers for hospitalization. HNI or Payor will require that identification cards be issued to Members, as appropriate.

          c. COMPENSATION METHOD. PROVIDER shall render Contracted Services pursuant to this Addendum. As compensation for rendering such Contracted Services, PROVIDER shall be paid in accordance with the rates set forth in Exhibit 1 of Addendum D. Such compensation shall be paid within the time and subject to the billing requirements set forth in this

          Agreement. The above notwithstanding, HNI shall not be obligated to pay all or any portion of any Provider claim on behalf of a Payor, unless and until HNI has received sufficient funds from the applicable Payor to cover such claim.

                                  ADDENDUM D.1

                         *NO OTHER PAYORS AT THIS TIME

                            EXHIBIT 1 TO ADDENDUM D
                     FEE-FOR-SERVICE COMPENSATION SCHEDULE
                                 HOME INFUSION

A.   COVERED SERVICES/UTILIZATION REVIEW:

     1. HNI shall reimburse PROVIDER for Home Infusion Services when provided in accordance with a Member's Coverage Certificate and when properly requested by the Member's Participating Provider Group (PPG) Member Physician.

          Home Infusion Services are services which involve the dispensing and administration of prescribed intravenous substances and solutions, and patient education, and subject to the conditions and limitations of this Agreement and the Member's Coverage Certificate.

     2. PROVIDER agrees to comply with any limitations specified by a Member Physician regarding the scope of services to be provided, duration of treatment, or other limitations.

     3. PROVIDER agrees that the plan of treatment for the Member shall contain specific orders as to the nature and frequency of services to be rendered by PROVIDER as well as to related equipment and supplies. The treatment plan as well as subsequent telephone orders shall be signed and dated by the Member's Participating Provider Group Member Physician.

     4. PROVIDER agrees to provide services on a 24-hour per day, seven days per week basis.

     5. PROVIDER agrees to provide care within twenty-four (24) hours of receiving the request from the PPG Member Physician or HNI.

     6. PROVIDER agrees to verify coverage, eligibility, and treatment plan of Members as appropriate, but in no event less often than monthly.

     7. PROVIDER agrees to utilize HNI contracted providers in the provision of services to HNI Members, including but not limited to durable medical equipment, hospitals, and other providers.

     8. PROVIDER agrees to maintain a State license as a home health agency as well as certification as a Medicare (Part B) provider.

B.   BILLING REQUIREMENTS:

     PROVIDER shall submit claims with the following information in a HCFA 1500 CLAIM FORM:

     1.  Member name
     2.  SUBSCRIBER I.D. number
     3.  Dates of service
     4.  Diagnosis of patient (ICD-9)
     5.  Description of services
     6.  Procedure, HCPC, or Revenue Codes
     7.  Charges for services
     8.  Physician ordering service
     9.  Authorization information
     10. Other insurance coverage (when applicable)
     11. PROVIDER's Federal Tax ID and remit address

C.   COMPENSATION FOR SERVICES:

PROVIDER shall be compensated for services rendered under this Addendum according to the following rates and payment guidelines. Such compensation shall be paid subject to the billing requirements set forth in the Agreement. HNI shall pay all claims within parameters set forth by state or federal law.

All aspects of PROVIDER's comprehensive services are covered under one of several therapy specific prices. The therapy services listed within are inclusive of the following:

1.   Intravenous pharmaceuticals compounded under laminar flow conditions

2. Standard medical supplies and equipment (unless specifically excluded in therapy description)

3.   Pharmacological monitoring and consultations

4.   Hazardous waste disposal

5. Delivery of standard medical supplies, equipment, and pharmaceuticals to patient/care giver

6. Twenty-four hour availability of clinical expertise and services, including weekends and holidays.

7. Per diems include all nursing visits, including PICC Line and Midline placement, in conjunction with therapy administration, unless otherwise specified. All other nursing shall be billed separately at the appropriate rates contained herein. Per diem shall mean each day that a patient receives a dose of pharmaceutical products and/or nursing or other Covered Services pursuant to this agreement.

8. Support services related to delivery and transportation, equipment, rental of infusion pumps and IV poles and other related equipment, line maintenance, obtaining of laboratory specimens (exception: lab draws ordered for purposes unrelated to authorized therapies), pharmacy compounding and dispensing, and equipment cleaning.

9. Support services facilitating patient access and care, including precertification and/or preauthorization services, education and training, and other customer services.

10. All medications shall be reimbursed at Average Wholesale Price ("AWP") minus a discount where indicated on each therapy. "AWP" shall mean the average wholesale price of the designated pharmaceutical product as listed in the most recently published and available edition of the Medical Economics Redbook guide to pharmaceutical prices.

Compensation Rates:

1.   TOTAL PARENTERAL NUTRITION (TPN)                       PER DIEM

     1 liter of TPN solution                                 [*]
     2 liters of TPN solution                                [*]
     3 liters of TPN solution                                [*]
     4 liters of TPN solution                                [*]

     Lipids (10% & 20%) up to 500 ml                         [*]
     Specialty Amino Acids:
     Glutamine                                               [*]
     All Other (Example: Branchamine, Renamin)               [*]

     INCLUDED IN THE PER DIEM RATES FOR TOTAL PARENTERAL NUTRITION:
     All additives common to TPN formulations, solutions, pharmacy compounding fees, standard medical supplies, pump, IV pole, delivery, hazardous waste disposal and pharmacy management services. All other additives (i.e. Zantac, heparin) will be billed at [*].

2. ANTIBIOTIC, ANTIVIRAL, ANTIFUNGAL THERAPY

                                   PER DIEM
                                   --------
Q24............................... [*]
Q12............................... [*]
Q8................................ [*]
Q6................................ [*]
Q4 - Q3........................... [*]

INCLUDED IN THE PER DIEM FOR ANTIBIOTIC, ANTIVIRAL AND ANTIFUNGAL THERAPY:
Solutions pharmacy compounding fees, standard medical supplies, IV pole, pump delivery, hazardous waste disposal and pharmacy management services.

MULTIPLE ANTIBIOTIC REGIMENS (BOTH PERIPHERAL AND CENTRAL LINES): For multiple antibiotic drug regimens, the per diem for the drug regimens will be paid as follows: The per diem for the most frequent dosing schedule shall be paid [*]; the per diem of the second most frequent dosing schedule shall be paid [*]; and the per diem of the third most frequent dosing schedule shall be paid at [*]. Any other drug regimens after the third therapy will [*]. The [*] any antibiotic, antiviral, and antifungal drugs being administered shall also be paid.

3. ANTICOAGULATION THERAPY

                                   PER DIEM
                                   --------
Heparin (continuous infusion)      [*]

INCLUDED IN THE PER DIEM RATE FOR ANTICOAGULATION THERAPY:
Solutions, pharmacy compounding fees, standard medical supplies, IV pole, delivery, hazardous waste disposal and pharmacy management services.

4. HYDRATION THERAPY

                                   PER DIEM
                                   --------
1 liter                            [*]
2 liters                           [*]
3 liters                           [*]
4 liters                           [*]

INCLUDED IN THE PER DIEM RATES FOR HYDRATION THERAPY:
Solutions, pharmacy compounding fees, standard medical supplies, IV pole, pump, delivery, hazardous waste disposal and pharmacy management services. All additives will be billed at [*].

5. PAIN MANAGEMENT

                                   PER DIEM
                                   --------
                                   [*]


INCLUDED IN THE PER DIEM RATE FOR PAIN MANAGEMENT:
Solutions, pharmacy compounding fees, standard medical supplies, pump, delivery, hazardous waste disposal and pharmacy management services.

6. CHEMOTHERAPY

                                   PER DIEM
                                   --------
                                   [*]

INCLUDED IN THE PER DIEM RATE FOR CHEMOTHERAPY:
Solutions, pharmacy compounding fees, standard medical supplies, pump, delivery, hazardous waste disposal and pharmacy management services.

7. STEROID THERAPY

                                   PER DIEM
                                   --------
                                   [*]

INCLUDED IN THE PER DIEM RATE FOR STEROID THERAPY:
Solutions, pharmacy compounding fees, standard medical supplies, IV pole, delivery, hazardous waste disposal and pharmacy management services.

8.   INHALATION THERAPY                                                 PER DIEM
                                                                             [*]

     INCLUDED IN THE PER DIEM RATE FOR INHALATION THERAPY:
     Solutions pharmacy compounding fees, standard medical supplies, IV pole, delivery, hazardous waste disposal and pharmacy management services for anti-infective medications only. This rate does not include respiratory medications.

9.   IRON BINDING THERAPY                                               PER DIEM
                                                                             [*]

     INCLUDED IN THE PER DIEM RATE FOR IRON BINDING THERAPY:
     Solutions, pharmacy compounding fees, standard medical supplies, pump, delivery, hazardous waste disposal and pharmacy management services.

10.  INOTROPIC THERAPY (DOBUTAMINE)*                                    PER DIEM
                                                                             [*]

     INCLUDED IN THE PER DIEM RATE FOR INOTROPIC THERAPY:
     Solutions, pharmacy compounding fees, standard medical supplies, pump, delivery, hazardous waste disposal and pharmacy management services.
     * [*]

11.  CATHETER CARE: SUPPLIES                                            PER DIEM
                                                                             [*]

     INCLUDED IN THE RATES FOR CATHETER CARE:
     Solutions, standard medical supplies, delivery, hazardous waste disposal and pharmacy management services.

12.  IMMUNOGLOBULINS (IVIG/IGIV)                                        PER DIEM
                                                                             [*]

     INCLUDED IN THE PER DIEM RATE FOR IMMUNOGLOBULINS:
     Solutions, pharmacy compounding fees, standard medical supplies, pump, IV pole, delivery, hazardous waste disposal and pharmacy management services. [*].

13.  GROWTH HORMONE                                                          [*]

     INCLUDED IN THE DISPENSE FEE FOR GROWTH HORMONE:
     Standard medical supplies, delivery, hazardous waste disposal and pharmacy management services. [*].

14.  FACTOR PRODUCTS
                                                                 PER UNIT CHARGE
     a.   FACTOR VIII (RECOMBINANT)
          Recombinate                                                        [*]
          Bioclate                                                           [*]
          Helixate                                                           [*]
          Helixate FS                                                        [*]
          Kogenate                                                           [*]
          Kogenate FS                                                        [*]
          Refacto                                                            [*]

     b.   FACTOR VIII (MONOCLONAL)
          Hemophil M                                                         [*]
          Monoclate P                                                        [*]
          Monarc-M                                                           [*]

     c.   FACTOR VIII (OTHER)

                Humate                                                [*]
                Koate HP                                              [*]
                Alphanate SD                                          [*]

        d.      FACTOR IX (RECOMBINANT)
                Benefix                                               [*]

        e.      FACTOR IX (MONOCLONAL)
                Monorine                                              [*]

        f.      FACTOR IX (OTHER)
                *Alphanine SD                                         [*]
                Konyne 80                                             [*]
                Profilnine SD                                         [*]
                Bebulin-VH                                            [*]

        g.      ANTI-INHIBITOR COMPLEX
                Hyate C                                               [*]
                *Autoplex-T                                           [*]
                *Feiba VH                                             [*]
                Proplex T                                             [*]

        h.      FACTOR VII                                            [*]
                NOVOSEVEN

        INCLUDED IN THE PER UNIT CHARGE FOR FACTOR PRODUCTS:
        Solutions, pharmacy compounding fees, standard medical supplies, pump, IV pole delivery, hazardous waste disposal and pharmacy management services. [*].

        * [*]

15.     PUMPS

        Stationary Pump                                               [*]
        Ambulatory Pump                                               [*]
        Disposable Pump                                               [*]

16.     MEDTRONIC PAIN MANAGEMENT                                PER DIEM
        Out of Physician Office (Nursing Included                     [*]
        In Physician Office (No Nursing Included)                     [*]

        INCLUDED IN THE PER DIEM RATE FOR MEDTRONIC PAIN MANAGEMENT:
        Standard medical supplies, Medtronic refill kit, delivery, hazardous waste disposal, nursing services related to programming pump (as specified above), and pharmacy management services.

17.     ENTERAL NUTRITION                                        PER DIEM
                                                                      [*]

        INCLUDED IN THE PER DIEM RATE FOR ENTERAL NUTRITION:
        Standard medical supplies, pump, IV pole, delivery, hazardous waste disposal and pharmacy management services.

18.     REMICADE THERAPY                                              [*]

        INCLUDED IN THE PER UNIT PRICE FOR REMICADE THERAPY:
        Solutions, pharmacy compounding fees, standard medical supplies, IV pole, delivery, hazardous waste disposal and pharmacy management services. Remicade provided by a sole supplier.

19.     CEREZYME THERAPY                                              [*]

INCLUDED IN THE PER UNIT PRICE FOR CEREZYME THERAPY:
Standard medical supplies, pump, IV pole, delivery, hazardous waste disposal and pharmacy management services. Cerezyme provided by a sole supplier.

20.  SYNAGIS THERAPY                                                         [*]

INCLUDED IN THE PER UNIT PRICE FOR SYNAGIS THERAPY:
Standard medical supplies, delivery, hazardous waste disposal and pharmacy management services. Synagis provided by a sole supplier.

21.  NON-COMPOUNDED INJECTABLES

Levenox (self-injectable)                                                    [*]
Neupogen                                                                     [*]
Epogen                                                                       [*]
Interferon                                                                   [*}
INCLUDED IN THE DISPENSE FEE FOR NON-COMPOUNDED INJECTIBLES:
Standard medical supplies, delivery, hazardous waste disposal and pharmacy management services. Dispense fees do not include nursing.

22.  RN SERVICES

Nursing visit (up to 2 hours)                                                [*]

Each additional hour                                                         [*]

PICC Line Placement including Supplies                                       [*]
(not including x-ray verification)

Midline Placement including supplies                                         [*]

23.  BLOOD TRANSFUSIONS

Packed red blood cells - first unit                                          [*]
                                                                             [*]

Each additional unit of PRBCs                                                [*]
                                                                             [*]

Platelets (per transfusion)                                                  [*]
                                                                             [*]

INCLUDED IN THE RATE FOR BLOOD TRANSFUSION:
Standard medical supplies, equipment, delivery, hazardous waste disposal and pharmacy management services and up to four hours high tech-nursing.

24.  RETURNED GOODS

All patient-specific drugs and solutions will be charged at the time of preparation and no credit will be allowed for return of such goods.

25.  THERAPIES NOT LISTED

For all of the therapies and supplies that are not itemized above, the basic rate shall be [*]. For those therapies and supplies, Coram shall invoice the Payor at this [*] and Payor shall allow [*] without further discounts being applied or taken by Payor.

                                   ADDENDUM E

                          MEDI-CAL HMO BENEFIT PROGRAM


PROVIDER understands and agrees that the obligations of HNI set forth in this Addendum shall be the obligations of Health Net of California, Inc., a California Health Plan, an Affiliate of HNI, and not the obligations of HNI or any other Affiliate of HNI. Health Net of California, Inc. has entered into one or more Medi-Cal prepaid health plan agreements with the California Department of Health Services ("DHS"). For the purposes of this Addendum, Health Net's Medi-Cal agreements with the DHS and its subcontracts with Medi-Cal prepaid health plans, are hereinafter collectively referred to as the "Medi-Cal Agreement". Health Net has agreed, under the Medi-Cal Agreement, to arrange certain medical services covered under California's Medi-Cal Program, to Medi-Cal HMO Members enrolled in or otherwise assigned to Health Net, on a prepaid basis. The provisions of the Addendum are required to appear in all subcontracts under the Medi-Cal Agreement by the terms of the Medi-Cal Agreement and by Medi-Cal law and may not be altered.

Notwithstanding any provision in the Agreement to the contrary, PROVIDER understands and agrees that it shall arrange and provide health care services to Members in accordance with the benefits and program requirements of the applicable Medi-Cal Agreement. Benefits under Health Net's Healthy San Diego Plan and Sacramento GMC Plan are substantially identical to the benefits under Health Net's Mainstream Plan, except that chiropractic, acupuncture and spiritual healing services are not covered under the Mainstream Plan. PROVIDER understands that Evidence of Coverage documents are subject to change and approval by the DHS and PROVIDER hereby agrees to arrange and provide health care services in accordance with such changes.

A.   GENERAL PROVISIONS

     1. PROVISION OF COVERED SERVICES. PROVIDER shall arrange Covered Services for assigned Members. For the purposes of this Addendum, "Covered Services" means those health care services, supplies and items set that are specified as being covered under the Medi-Cal Agreement. PROVIDER shall arrange Covered Services for Members, in accordance with the following, each of which is hereby incorporated by reference as if set out in full herein:

          1.1  The terms and conditions of this Addendum and the Agreement.

          1.2 The terms and conditions of the Medi-Cal Agreement and the applicable Evidence of Coverage.

          1.3 Health Net's Medi-Cal policies and procedures and Participating Provider bulletins;

          1.4  DHS Medi-Cal Managed Care Division ("MMCD") Policy Letters.

          1.5  All laws applicable to PROVIDER and Health Net.

          1.6 Health Net's Utilization Care Management Program and Quality Improvement Program.

          1.7 Standards requiring services to be provided in the same manner, and with the same availability, as services are rendered to other patients.

          1.8 No less than the minimum clinical quality of care and performance standards that are professionally recognized and/or adopted, accepted or established by Health Net.

2. COMPENSATION TO PROVIDER. As compensation for providing Covered Services to Members, Health Net will pay PROVIDER [*] Fee Schedule rates in effect at the time of service, or if [*] exist, Health Net shall pay PROVIDER at [*]. Such compensation shall be paid within forty-five (45) working days of receipt of a clean, complete and accurate claim for Covered Services rendered to a Member.

3. SUBCONTRACTING UNDER THE AGREEMENT. PROVIDER shall not subcontract for the performance of services under the Agreement without the prior written consent of Health Net. Every such subcontract shall provide that it is terminable with respect to Members by PROVIDER upon Health Net's request. PROVIDER shall furnish Health Net with copies of such subcontracts, and amendments thereto, within ten (10) days of execution. Each such subcontracting Participating Provider shall meet Health Net's credentialing requirements, prior to the subcontract becoming effective. PROVIDER shall be solely responsible to pay any health care Physician permitted under the subcontract, and shall hold, and ensure that health care Physicians hold, Health Net, Members and the State harmless from and against any and all claims which may be made by such subcontracting Physicians in connection with services rendered to Members under the subcontract. PROVIDER shall maintain and make available to Health Net, DHS, DHHS, DOC, DOJ, and any other regulatory agency having jurisdiction over Health Net, copies of all PROVIDER's subcontracts under the Agreement and to ensure that all such subcontracts are in writing and require that the subcontractor: (1) make all applicable books and records available for inspection, examination or copying by said entities; (2) retain such books and records for a term of at least five (5) years from the close of the fiscal year in which the subcontract is in effect; and (3) maintain such books and records in a form maintained in accordance with the general standards applicable to such book or record keeping. [22 CCR Section 53250(e)(3)]

4. PREPARATION AND RETENTION OF RECORDS; ACCESS TO RECORDS; AUDITS. PROVIDER shall prepare and maintain medical and other books and records required by law in a form maintained in accordance with the general standards applicable to such book or record keeping. PROVIDER shall maintain such financial, administrative and other records as may be necessary for compliance by Health Net with all applicable local, State and federal laws. PROVIDER shall retain such books and records and all encounter data for a term of at least five (5) years from the close of the California State fiscal year in which the Agreement is in effect. PROVIDER shall make PROVIDER's books, records and encounter data pertaining to the goods and services furnished under the terms of the Agreement, available for inspection, examination or copying by Health Net, DHS, the United States Department of Health and Human Services ("DHHS"), the California Department of Corporations ("DOC"), the United States Department of Justice ("DOJ"), and any other regulatory agency having jurisdiction over Health Net. The records shall be available at PROVIDER's place of business, or at such other mutually agreeable location in California. When such entities request PROVIDER's records, PROVIDER shall produce copies of the requested records at no charge. PROVIDER shall permit Health Net, and its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over Health Net, to conduct site evaluations and inspections of PROVIDER's offices and service locations. [22 CCR Section 53250(e)(1); W & I Section 14452(c); Medi-Cal Agreement]

5. FEDERAL DISCLOSURE FORM. PROVIDER shall submit to Health Net a completed Disclosure Form, attached to this Addendum for officers and other persons associated with PROVIDER as required by California Welfare and Institutions Code Section 14452(a). Please mail the completed form to Health Net, Provider Data Management, 21600 Oxnard St., Woodland Hills, CA 91367.

6. MEDI-CAL HMO MEMBER EDUCATION. PROVIDER shall make health education materials and programs available to Medi-Cal HMO Members on the same basis that it makes such materials and programs available to the general public, and shall use its best efforts to encourage Medi-Cal HMO Members to participate in such health education programs. [Medi-Cal Agreement]

7. MEDI-CAL HMO MEMBERS AND STATE HELD HARMLESS. PROVIDER agrees that in no event, including, but not limited to, non-payment by Health Net, the insolvency of Health Net, or breach of the Agreement, shall PROVIDER or a subcontractor of Physician bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Members, the State of California, or persons other than Health Net acting on their behalf for services provided pursuant to the Agreement. PROVIDER agrees: (1) this provision shall survive the termination of the Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Medi-Cal HMO Members; and (2) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between PROVIDER and Medi-Cal HMO Members or persons acting on their behalf. Any modification, addition, or deletion of or to the provisions of this clause shall be effective on a date no earlier than fifteen (15) days after DHS has received written notice of such proposed change and has approved such change. [22 CCR Section 53250(e)(6)]

8. GRIEVANCES AND APPEALS. PROVIDER shall resolve all grievances and appeals relating to the provision of services to Medi-Cal HMO Members in accordance with the Health Net Medi-Cal grievance and appeal procedures.

9. RELATIONSHIP OF THE PARTIES. PROVIDER shall be solely responsible, without interference from Health Net or its agent, for providing PROVIDER Fee-for-Service Services to Medi-Cal HMO Members, and shall have the right to object to treating any individual who makes onerous the relationship between PROVIDER and Medi-Cal HMO Member. In the event of a breakdown in such relationship, Health Net shall make reasonable efforts to assign the Medi-Cal HMO Member to another Participating Provider. If reassignment is unsuccessful, a request may be filed with DHS to permit termination of services to such Medi-Cal HMO Member. Approval from DHS must be obtained before PROVIDER terminates services to such Medi-Cal HMO Member.

10. GOVERNING LAW. The Agreement shall be governed by and construed and enforced in accordance with all laws and contractual obligations incumbent upon Health Net. PROVIDER shall comply with all applicable local, State, and federal laws, now or hereafter in effect, to the extent that they directly or indirectly affect PROVIDER or Health Net, and bear upon the subject matter of the Agreement. PROVIDER shall comply with the provisions of the Medi-Cal Agreement, and Chapters 3 and 4 of Subdivision 1 of Division 3 of Title 22 of the California Code of Regulations. In addition, Health Net is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and Subchapter 5.5 of Chapter 3 of Title 10 of the California Code of Regulations. Any provision required to be in the Agreement by either of the above laws shall bind the parties whether or not provided in the Agreement. [22 CCR Section 53250(c)(2)]; W & I Section 14452(a); Knox-Keene Act]

11. NOTICE. PROVIDER shall notify the DHS in the event this Agreement is amended or terminated. Notice to DHS is considered given when properly addressed and deposited with the United States Postal Service as first class registered mail, postage attached. [Knox-Keene Act and Medi-Cal Agreement]

12. REPORTS. PROVIDER shall provide Health Net, within the time requested by Health Net, with all such reports and information as Health Net may require to allow to meet the reporting requirements under the Medi-Cal Agreement or any applicable law, [22 CCR 53250(c)(5)].

        13. CONFIDENTIALITY OF INFORMATION. Names of persons receiving public social services are confidential and are to be protected from unauthorized disclosure in accordance with Title 45, Code of Federal Regulations, Section 205.50 and Section 141002 of the California Welfare and Institutions Code and the regulations adopted thereunder. For the purposes of this Agreement, all information, records, data, and data elements collected and maintained for or in connection with performance under this Agreement and pertaining to Medi-Cal HMO Members shall be protected by PROVIDER from unauthorized disclosure. With respect to any identifiable information concerning a Medi-Cal HMO Member under this Agreement that is obtained by PROVIDER or its subcontractors, PROVIDER: (1) shall not use any such information for any purpose other than carrying out the express terms of this Agreement; (2) shall promptly transmit to Health Net all requests for disclosure of such information, (3) shall not disclose, except as otherwise specifically permitted by this Agreement, any such information to any party other than Health Net without Health Net's prior written authorization specifying that the information is releasable under applicable law, and (4) shall, at the expiration or termination of this Agreement, return all such information to Health Net or maintain such information according to written procedures provided PROVIDER by Health Net for this purpose. PROVIDER shall ensure that its subcontractors comply with the provisions of this paragraph.

        14. THIRD PARTY TORT LIABILITY. PROVIDER shall make no claim for recovery for health care services rendered to a Medi-Cal HMO Member when such recovery would result from an action involving the tort liability of a third party or casualty liability insurance, including workers' compensation awards and uninsured motorist coverage. Within five (5) days of discovery, PROVIDER shall notify Health Net of cases in which an action by the Medi-Cal HMO Member involving the tort or workers' compensation liability of a third party could result in a recovery by the Medi-Cal HMO Member. PROVIDER shall promptly provide: (1) all information requested by Health Net in connection with the provision of health care services to a Medi-Cal HMO Member who may have an action for recovery from any such third party; (2) copies of all requests by subpoena from attorneys, insurers or Medi-Cal HMO Members for copies of bills, invoices or claims for health care services; and (3) copies of all documents released as a result of such requests. PROVIDER shall ensure that its subcontractors comply with the requirements of this provision.

        15. AMENDMENTS. When required under Medi-Cal law, Amendments to the Agreement shall be submitted by Health Net to the DHS for prior approval at least thirty (30) days before the effective date of any proposed changes governing compensation, services or term. Proposed changes, which are neither approved nor disapproved by the Department, shall become effective by operation of law thirty (30) days after the DHS has acknowledged receipt, or upon the date specified in the amendment, whichever is later. Subcontracts between a prepaid health plan and a subcontractor shall be public records on file with the DHS. [22 CCR Sections 53250(a), (c)(3), & (e)(4); W & 1 Sections 14452(a)]

        16. NOTICE OF CHANGE IN AVAILABILITY OR LOCATION OF COVERED SERVICES. Health Net is obligated to ensure Medi-Cal HMO Members are notified in writing of any changes in the availability or location of Covered Services at least thirty (30) days prior to the effective date of such changes, or within fourteen (14) days prior to the change in cases of unforeseeable circumstances. Such notifications must be approved by DHS prior to the release. In order for Health Net to meet this requirement, PROVIDER is obligated to notify Health Net in writing of any changes in the availability or location of Covered Services at least forty (40) days prior to the effective date of such changes.

        17. TRANSFER OF CARE UPON TERMINATION OF THE AGREEMENT. PROVIDER shall, pursuant to the requirements of the Medi-Cal Agreement, assist in the orderly transfer of care of all Medi-Cal HMO Members under the care of PROVIDER in the event of the termination of the Agreement.

        18. ASSIGNMENT AND DELEGATION. Assignment or delegation of the Agreement shall be void unless prior written approval is obtained from the DHS in those instances where prior approval by the DHS is required. In addition, any assignment or delegation of the Agreement by PROVIDER shall be void unless prior written approval is obtained from Health Net.

        19. LOCAL HEALTH DEPARTMENT COORDINATION. As more fully set out in the Medi-Cal Agreement, Health Net or its contracting Medi-Cal plan has (or will) entered into agreements for specified public health services with certain county health departments (Los Angeles, Fresno, Tulare, Riverside, San Bernardino, San Diego and Sacramento counties). The public health agreements specify the scope and responsibilities of the local health departments and Health Net, billing and reimbursements, reporting responsibilities, and medical record management to ensure coordinated health care services. The public health services specified under the agreement are as follows:

                19.1    Family planning services.

                19.2 Treatment of sexually transmitted disease ("STD") services diagnosis and treatment of disease episode of the following STDs: syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale.

                19.3    Confidential HIV testing and counseling.

                19.4    Immunizations.

                19.5    Refugee assessments.

                19.6    California Children Services.

                19.7    Maternal and Child Health.

                19.8    Child Health and Disability Prevention Program.

                19.9    Tuberculosis Direct Observed Therapy.

                19.10   Women, Infants, and Children Supplemental Food Program.

                19.11 Population based Prevention Programs: collaborate in local health department community based prevention programs.

                PROVIDER shall, in accordance with the terms and conditions of the public health agreements with the local health departments and Health Net's related policies and procedures, be responsible for the coordination and arrangement of the public health services for its assigned Members. The services specified in Sections 19.1 through 19.4 above require reimbursement to the applicable local health department. The services specified in Sections 19.5 through 19.11 above do not require reimbursement to the applicable local health department. [Medi-Cal Agreement]

        20. CULTURAL AND LINGUISTIC SERVICES. PROVIDER shall, in accordance with the requirements of Medi-Cal Agreement and Health Net's cultural and linguistic services policies, arrange at its sole cost, interpreter services for Members either through telephone language services or interpreters.

        21. SURCHARGES AND NO COPAYMENTS. PROVIDER shall not charge a Member any fee, surcharge or Copayment for health care services rendered pursuant to the Agreement. In addition, PROVIDER shall not collect a sales, use or other applicable tax from Members for the sale or delivery of medical services. If Health Net receives notice of any additional charge, PROVIDER shall fully cooperate with Health Net to investigate such allegations, and shall promptly refund any payment deemed improper by Health Net to the party who made the payment. [Knox-Keene Act and Medi-Cal Agreement]

                                  ADDENDUM E.1

                                DISCLOSURE FORM
      (Required by California Welfare and Institutions Code Section 14452)

                                  Coram, Inc.

The undersigned hereby certifies that the following information regarding:

_______________________________________________________________________________
(the "Organization") is true and correct as of the date set forth below:

Officers/Directors/General Partners:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Co-Owner(s):

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Stockholders owning more than ten percent of the stock of the Organization:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Major creditors holding more than five percent (5%) of Organization's debt:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


Form of Organization (e.g., Corporation, Partnership, Sole Proprietorship, Individual, etc.):

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


If not already disclosed above, is Organization, either directly or indirectly related to or affiliated with the Contracting Health Plan? Please explain:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________




Dated: _____________________________   Signature: _____________________________

                                        Name: _________________________________
                                                   (Please type or print)

                                        Title: ________________________________
                                                   (Please type or print)

                                   ADDENDUM F

          OCCUPATIONALLY ILL/INJURED OR WORKERS' COMPENSATION BENEFIT
                                    PROGRAMS

HNI or its affiliates shall contract with Payors, to provide Occupationally Ill/Injured or Workers' Compensation Benefit Programs for Members for work related injuries and diseases compensatable under State Occupationally Ill/Injured or Workers' Compensation law. PROVIDER shall render Contracted Services to Members for occupational illnesses and injuries covered such Benefit Programs. HNI shall provide PROVIDER with a listing of all such Payors, as updated from time to time by HNI, including those Payors for whom HNI serves only in an administrative capacity. The listing shall include the Payors' utilization management administrator and claims administrator when such is not HNI.

PROVIDER understands and agrees that HNI may sell, lease, transfer or convey a list, including PROVIDER, to Payors. PROVIDER further understands that PROVIDER may decline to be included in such list.

A Payor shall actively encourage its subscribers to use the list of contracted providers when obtaining medical care. Payors shall offer its subscribers direct financial incentives to use the list of contracted providers, including Provider, when obtaining medical care. A Payor, or HNI on Payor's behalf, shall provide information to a Payor's subscribers advising such subscribers of the existence of a list of contracted providers, including Provider, through a variety of advertising or marketing approaches that supply the names, addresses and telephone numbers of contracted providers, including Provider, to subscribers in advance of their selection of a health care provider.

Payor's shall not be permitted to pay Provider's contracted rate under this Addendum F unless Payor, or HNI on Payor's behalf, has actively encouraged Payor's subscribers to use the list of contracted providers, including Provider, in obtaining medical care.

PROVIDER agrees that those Payors listed on Addendum (F-1), are the Payors eligible to pay Provider's contracted rate under this Addendum F. This list may be modified by HNI from time to time. PROVIDER may request in writing, and HNI shall have thirty (30) days from the date of such request, to provide PROVIDER with an updated listing of Payors.

Nothing in this Addendum F shall be construed to require a Payor to actively encourage such Payor's subscribers to use the list of contracted providers, including Provider, when obtaining medical care in the event of an Emergency.

A.   COMPENSATION

     1. BILLING AND PAYMENT. As compensation for the delivery of Contracted Services, limited as described above, PROVIDER shall be paid in accordance with the rates set forth below. Such compensation shall be paid within the time and subject to the billing requirements set forth in Section 4.2 of the Agreement. The above notwithstanding, for self-insured and other such Payors, HNI shall not be obligated to pay all or any portion of any PROVIDER claim, as allowed by applicable law, unless and until HNI has received sufficient funds from the applicable Payor to cover such claim. PROVIDER claims shall be coded and submitted according to the Official California Workers' Compensation Medical Fee Schedule ("Fee Schedule"), if applicable.

     2. RATES. The Parties acknowledge that PROVIDER's billed charges are being submitted at HNI's request for informational purposes only. The pricing information contained on Provider's claims shall not be used for the calculation of Members' lifetime maximum coverage benefits. Copayments, co-insurance, and deductibles due to PROVIDER from a Member shall be calculated based on the amount to which PROVIDER is entitled under this agreement. Reimbursement under the Agreement shall be the lessor of: (a) the PROVIDER's usual and customary charges ("UCR"); (b) [*] the Fee Schedule adopted by the State of California Department of Industrial Relations, Division of Workers' Compensation; or (c) the allowable charge based on the Medicare Resource Based Relative Value Scale ("RBRVS") unit values and HCFA Geographical Practice Cost Indices, or (d) the rates established on Exhibit I of Addendum B of this Agreement.

          "By report" procedures, unlisted procedures and relativities not established in RBRVS shall be subject to HNI's review and based upon relative complexity shall be assigned a unit value and subsequently reimbursed in accordance with the HCFA Cost Indices. If a unit value cannot be reasonably determined, reimbursement shall be at [*] not to exceed usual, reasonable, and customary charges, less any applicable Copayment. Usual, reasonable, and customary means the usual charge made by a physician or supplier of services, medicines, or supplies and shall not exceed the general level of charges made by others rendering or furnishing such services, medicines, or supplies within an area in which the charge is incurred for sickness or injuries comparable in severity and nature to the sickness or injury being treated. The term "area" as it would apply to any particular service, medicine or supply means a county or such greater areas as is necessary to obtain a representative cross section of level of charges.

B.   OTHER DUTIES

     1. REQUIREMENTS FOR ELIGIBILITY VERIFICATION AND SERVICE AUTHORIZATION. The applicable Occupationally Ill/Injured or Workers' Compensation Utilization/Care Improvement Programs may require PROVIDER to: (a) verify Member eligibility to receive Contracted Services; (b) verify that the Member's injury or disease has been determined to "arise out of and in the course of employment"; (c) determine the requested treatment is Medically Necessary to cure and relieve the work-related condition; and (d) obtain a referral or prior authorization to provide Contracted Services prior to rendering such services. PROVIDER agrees to comply with all requirements. HNI shall advise PROVIDER of all applicable Utilization/Care Improvement Program requirements.

     2. REPORTS. PROVIDER agrees to furnish, upon request, all information reasonably required by HNI or a Payor to verify and provide written substantiation of the provision of Contracted Services, and the charges for such services.

     3. RETURN TO WORK. In addition to Contracted Services, and without further compensation from HNI or a Payor, PROVIDER shall work with HNI and each Payor to develop a return-to-work program for each Member.

                   CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

                                  ADDENDUM F.1

           OCCUPATIONALLY ILL/INJURED OR WORKERS' LISTING OF PAYORS:
                                 as of 5/31/00

[*]                                      [*]

                            ADDENDUM F.1 [Continued]

[*]                                         [*]

                            ADDENDUM F.1 [Continued]

[*]                                    [*]

                            ADDENDUM F.1 [Continued]

[*]                                            [*]

                            ADDENDUM F.1 [Continued]

[*]                                     [*]

                            ADDENDUM F.1 [Continued]

[*]                                          [*]

                            ADDENDUM F.1 [Continued]

[*]                                              [*]

                                   ADDENDUM G

                             PROVIDER SITE LISTING


     PROVIDER shall attach a listing of all sites to be included in this contract. The PROVIDER, as appropriate, shall update the list of facilities governed by this Agreement, by submitting a written notification to HNI.


   Facility Name                      Street Address              Phone/Fax               Tax ID       Remittance Address
                                                                                          Number

Kern Home Health Resources            3101 Sillect Ave.          (800) 333-8346          33-0184040      P.O. Box 74881
d/b/a Coram Healthcare                Suite #109                 (805) 325-8326                          Chicago, IL 60694-4881
                                      Bakersfield, CA 93308      (805) 325-6509 (fax)

Coram Healthcare Corporation          1049 Grand Central Ave.    (800) 523-4042          58-2006708      P.O. Box 74798
of Southern California                Glendale, CA 91201         (818) 956-5007                          Chicago, IL 60694-4798
                                                                 (818) 956-0411 (fax)

Coram Healthcare Corporation          21353 Cabot Blvd.          (800) 876-9101           58-1972773     P.O. Box 74798
of Northern California                Hayward, CA 94545          (510) 732-8800                          Chicago, IL 60694-4798
                                                                 (510) 732-8801 (fax)

Coram Healthcare Corporation          4355 East Lowell Ave.,     (800) 806-7696           58-2006708     P.O. Box 74798
of Southern California                Suite E                    (909) 605-0010                          Chicago, IL 60694-4798
                                      Ontario, CA 91761          (909) 605-0024 (fax)

Coram Healthcare Corporation          1380 Greg Street,          (800) 697-1667           58-1972771     P.O. Box 74805
of Nevada                             Suite 216                  (775) 323-1667                          Chicago, IL 60694-4805
                                      Sparks, NV 89431           (775) 333-8220 (fax)

Coram Healthcare Corporation          1803 Tribute Ave.,         (800) 880-2971           58-1972773     P.O. Box 74798
of Northern California                Suite B                    (916) 565-7233                          Chicago, IL 60694-4798
                                      Sacramento, CA 95815       (916) 567-8255 (fax)

Coram Alternate Site Services, Inc.   8804 Balboa Ave.           (800) 540-7887           76-0215922     P.O. Box 95984
                                      San Diego, CA 92123        (858) 576-6969                          Chicago, IL 60694-5984
                                                                 (858) 974-6606 (fax)

Coram Healthcare Corporation          200 East Carrillo, Suite   (800) 788-9295           58-2006708     P.O. Box 74798
of Southern California                100-A                      (805) 568-0483                          Chicago, IL 60694-4798
                                      Santa Barbara, CA 93101    (805) 692-1170 (fax)

Coram Healthcare Corporation          15031 Parkway Loop,        (877) 296-4423           58-2006708     P.O. Box 74798
of Southern California                Suite B                    (714) 247-1156                          Chicago, IL 60694-4798
                                      Tustin, CA 92680           (714) 247-1167 (fax)






                                   ADDENDUM H

                             PERFORMANCE INDICATORS

                          MEMBER SATISFACTION SURVEYS

STANDARD 1

PROVIDER shall conduct Patient satisfaction surveys on an ongoing basis for [*] of the patients who receive all home infusion services covered in Agreement.

Patient satisfaction shall be at least a score of [*] for [*] of the surveys returned basis on [*] return rate.


MEASUREMENT

PROVIDER shall use their existing survey tool to perform the Satisfaction Survey. The survey tool shall be approved by HNI, and PROVIDER shall accommodate reasonable changes requested by HNI to survey tool. The tool will have a scoring range of 1 (poor) to 5 (excellent) whereby a score of 3 is a rating of "good".

A.        Survey questions shall pertain to the following areas:
-    Professional manner and expertise/staff quality of service
               Customer Service Representative
               Pharmacist
               Nurses
               Driver/Delivery Staff

               Addressed in questions #1, 2, 3, and 4
          -    Ease of access to services
                 Addressed in questions # 5 and 8
          -    Timeliness of visit
                 Addressed in question # 8
          -    Adequacy of teaching regarding therapy process
                 Addressed in questions # 1, 9 and 10

B.        Method
-    New Patients upon discharge
-    Chronic patients once every six months
C.        Reporting
          -    Report Commercial/HMO and Seniority Plus as separate reports


REPORTING FREQUENCY

Quarterly Summary Report of the tabulation of patient surveys sent. During the first Quarter of each year, Coram will present summary of prior year survey results. Will be part of ongoing 'Corameters' quarterly report


PENALTIES

[*] for every month that Quarterly Report [*].
[*] for every month that the score is [*].
[*] if corrective action plan, when necessary, is not submitted on time. Failure to meet objective of this standard will be considered breach of contract, with the applicable remedy being the termination of the Agreement.


SUPPORTING DOCUMENTATION

Sample Survey and patient satisfaction survey data with calculations. (Survey document should meet the JCAHO and/or NCQA requirements.)

                             * Attach Coram survey

                       ACCESS TO CARE: INFUSION SERVICES


STANDARD 2

PROVIDER shall maintain the following level of member access to services on a 7 days a week, 24 hours a day basis on [*] of services provided:


After Hours:        Member calls shall be responded to within [*].
                    If follow-up visit is urgent, the visit shall occur within [*] the call, as clinically indicated.

PROVIDER shall record and report unusual occurrences for members regarding access device complication, infection, medication errors, supply/product errors, equipment related errors, lab test errors, adverse drug reactions, rewrite process, non-compliance issues and other occurrences, including communication and answering service issues.



MEASUREMENT

PROVIDER'S QI/QM departments shall monitor this standard on an ongoing basis. Data shall be compiled monthly by PROVIDER and summarized for quarterly reporting to HNI. Quarterly Reports shall include a corrective action plan addressing any performance standard, which fall below the performance goal. Information shall be trended and discussed at a joint QI/QM meeting between Provider and HNI.

A. PROVIDER shall use Unusual Occurrence Reports to show the occurrences and expectations to this standard.
B. Provider will review branch on call logs. This will be done monthly by branch on rotating schedule and will monitor one weeks activity.



REPORTING FREQUENCY

Quarterly reporting, will be part of ongoing Corameter's quarterly report. Annual Summary Report.



PENALTIES

[*] for every month that Quarterly report  [*]
[*] if corrective action plan, when necessary, is not submitted on time



SUPPORTING DOCUMENTATION

Trended information regarding expectations. It is understood that the PROVIDER cannot submit Unusual Occurrence Forms to HNI directly.

                         PROVIDER SATISFACTION SURVEYS

STANDARD 3

PROVIDER shall conduct an annual Provider satisfaction survey to include HNI referring shared risk PPG's and physicians. Annual survey results shall be submitted to HNI by each first quarter reporting beginning January 1, 2001.

PPG satisfaction shall be at least a score of [*] for [*] of the surveys returned (based on a [*] return rate).

SURVEY MEASUREMENT

PROVIDER shall use their existing survey tool to perform the Satisfaction Survey. The survey tool shall be approved by HNI, and PROVIDER shall accommodate reasonable changes required by HNI to such survey tool. The tool will have a scoring range of 1 (poor) to 5 (excellent) whereby a score of 3 is a rating of "good".

A.   Survey questions shall pertain to the following areas:
     -    Professional manner/staff quality of service
     -    Professional expertise/staff quality of care
     -    Ease of access to services
     -    Ability to meet members needs accurately and effectively
     -    Adequacy of teaching regarding the therapy process
     -    Coordination of care

B.   Method
     -    Physician
     -    PPG Medical Management Department

C.   Reporting
     -    Report Commercial/HMO and Seniority Plus as separate reports

REPORTING FREQUENCY
Annual Report of survey results

PENALTIES
[*] for every month that Annual Report [*]
[*] if a corrective action plan, when necessary, is not submitted on time

SUPPORTING DOCUMENTATION
Sample survey and PPG satisfaction survey data with calculations

                             * Attach Coram survey

                      POTENTIAL QUALITY OF CARE REPORTING

STANDARD 4
--------------------------------------------------------------------------------
PROVIDER shall submit aggregate complaint reporting monthly. PROVIDER shall maintain a system to track and trend complaints.
--------------------------------------------------------------------------------

MEASUREMENT
--------------------------------------------------------------------------------
PROVIDER shall maintain a member/provider inquiry tracking system as a part of a communications management process that has the capability of tracking all HNI inquiries. PROVIDER shall submit logs on format approved by HNI.

Method: Each branch has a complaint log with Intake, turned in to Branch Mng. and forwarded to Clinical Liaison. Clinical Liaison will tabulate monthly complaint log and forward to HNI.
--------------------------------------------------------------------------------

REPORT FREQUENCY
--------------------------------------------------------------------------------
Monthly Report.
Quarterly Report of monthly tracking.
Annual Summary Report.
--------------------------------------------------------------------------------

PENALTY
--------------------------------------------------------------------------------
[*] for each month that the Quarterly Report [*].
--------------------------------------------------------------------------------

SUPPORTING DOCUMENTATION
--------------------------------------------------------------------------------
Monthly log.
--------------------------------------------------------------------------------

                              ENCOUNTER REPORTING

STANDARD 5
--------------------------------------------------------------------------------
PROVIDER shall provide utilization reporting to HNI in accordance with Article II, Section 2.15 of the Agreement.
--------------------------------------------------------------------------------

MEASUREMENT
--------------------------------------------------------------------------------
Such reports shall include, but not be limited to, general encounter data elements in accordance with the latest HEDIS and HCFA, and HNI requirements, according to HNI ________.
--------------------------------------------------------------------------------

REPORT FREQUENCY
--------------------------------------------------------------------------------
PROVIDER shall provide monthly encounter reports, electronically, within 15 calendar days following the month in which service was rendered. The first monthly report shall be due on January 15, 2001 for the December, 2000 data.
The required data fields for encounter submission are identified via the HMO/IS format submitted by HNI's I.S. Department to PROVIDER. The rejection report will be given to Coram by HNI within two weeks of Encounter submission.
--------------------------------------------------------------------------------

PENALTY
--------------------------------------------------------------------------------
[*] for each month encounter data [*].
--------------------------------------------------------------------------------

SUPPORTING DOCUMENTATION
--------------------------------------------------------------------------------
Availability of all records, per request, associated with each encounter.
--------------------------------------------------------------------------------

                             UTILIZATION REPORT ING

STANDARD 6

PROVIDER shall provide utilization reporting to HNI in accordance with Article II, Section 2.10 of the Agreement.

MEASUREMENT

PROVIDER shall provide quarterly summary report on an aggregate basis sorted by the patient's PPG and HMO vs. Seniority Plus. Such reports shall include the following:

-    Number of patients

-    Diagnoses

-    Therapies and therapy days

-    Referral source


REPORTING FREQUENCY

Quarterly Report

Aggregated Quarterly Report

Annual Summary Report


PENALTY

[*] for each month that the Aggregated Quarterly Report [*].

[*] for each month that hospitalization rate is more than 5% of total home infusion referrals.

SUPPORTING DOCUMENTATION

Availability, upon request, of all records and calculations associated with each criteria.

                                   EXHIBIT 2
                           KEY PERFORMANCE STANDARDS

PERFORMANCE CHARACTERISTICS:

PROVIDER shall achieve acceptable levels of performance on the following characteristics, which shall be further defined in later sections:

        -       Member Satisfaction Survey

        -       Access to Care

        -       Provider Satisfaction Survey

        -       Potential Quality of Care Reporting

        -       Encounter Reporting

        -       Utilization Reporting

PERFORMANCE REPORTS:

PROVIDER shall report to HNI on a quarterly and/or monthly basis the performance results under the standards set forth in the attached document. The report shall be submitted to HNI in a format agreeable to both parties within thirty (30) calendar days after the end of each quarter. In addition, PROVIDER shall submit a summary annual report within forty-five (45) days of the close of the year.

FAILURE TO MEET PERFORMANCE STANDARDS:

If PROVIDER fails to meet any of the performance standards, PROVIDER shall prepare an [*] and shall submit [*] HNI within [*] following the end of the quarter. Failure to complete [*] for a failed performance standard shall constitute a [*] and HNI shall be entitled to assess the penalty fee amounts as defined for each Performance Standard. HNI shall inform PROVIDER in detail, when such [*] are not sufficient to attain the performance standards. Failure to submit Performance Standard reports shall also result in penalties as defined under each standard. PROVIDER shall pay HNI within thirty (30) days after the penalty fees have been assessed.

INSPECTION AND AUDIT OF PROVIDER PERFORMANCE STANDARD RECORDS BY HNS:

HNI shall be permitted to conduct on-site audits of PROVIDER's performance standard records and evaluation analyses upon reasonable advance notice to PROVIDER. HNI shall be entitled to copy reasonable amounts of all such records at PROVIDER'S cost.

Supporting documents need not be submitted with performance reports, but must be available for audits.

                       SERVICE DENIAL OR "NO GO" REFERRAL

STANDARD

PROVIDER shall provide services to members based on appropriate medical need and benefit coverage.

Denial or services must be approved with the appropriate Regional Medical Director and HNI utilizing the approved procedures. Any referral that did not get initiated on to service shall be documented.

MEASUREMENT

The appropriate HNI policy/procedure shall be followed for all services that are denied by PROVIDER.

PROVIDER shall maintain a member log for all referrals. All referrals that were not started on service must be identified and the reason documented utilizing the following categories:

- Physician discontinued the order
- Member expired
- Member changed Health Plan or PPG

REPORTING FREQUENCY

Send monthly report to HNI track and trend as part of Quarterly Reporting, by the last Wednesday of the month following the end of the quarter.

Annual Summary Report.

PENALTIES

No Penalties shall be incurred for this standard.

SUPPORTING DOCUMENTATION

Tracking systems reports, quarterly calculations with reason codes for non-initiation of services.

                                First Amendment

     To The Ancillary Provider Services Agreement Between Health Net Inc.,
                                And Coram, Inc.

                                FIRST AMENDMENT
              TO THE ANCILLARY PROVIDER SERVICES AGREEMENT BETWEEN
                          HEALTH NET INC., AFFILIATES
                                      AND
                                  CORAM, INC.

This Amendment to the Ancillary Provider Services Agreement ("Agreement"), dated January 01, 2001, made and entered into by and between HEALTH NET INC., AFFILIATE(S) ("HNI") and CORAM, INC., an ancillary provider ("PROVIDER"), shall be effective JANUARY 1, 2003.

WHEREAS HNI and PROVIDER believe that it would be in their mutual best interest to amend the Agreement by modifying it as set forth in this Amendment;

NOW, THEREFORE, HNI and PROVIDER hereby agree to amend the Agreement as follows:

1) The following sections are hereby added to ARTICLE I, DEFINITIONS as follows:

    1.28 PHARMACY BENEFIT MANAGER. The Pharmacy Benefit Manager (PBM) that HNI uses for on-line reimbursement of pharmaceutical medications.

    1.29 AVERAGE WHOLESALE PRICE. The Average Wholesale Price (AWP) means the price for a prescription medication provided to an HNI Member that is established, no less than monthly, by Medispan or by such other national drug database as HNI may designate.

    1.30 MAXIMUM ALLOWABLE COST. The Maximum Allowable Cost (MAC List) means the list established by HNI of prescription medications that will be reimbursed at a generic level. The MAC List includes adjacent to each prescription medication listed the corresponding maximum allowable cost per unit that will be used in calculating reimbursement by HNI. This MAC List is subject to periodic review and modification by HNI.

    1.31 WHOLESALE ACQUISITION COST. The Wholesale Acquisition Cost (WAC) available for drug pricing.

2) The following section, EXHIBIT 1 ADDENDUM B, FEE-FOR-SERVICE COMPENSATION SCHEDULE, is hereby modified. Accordingly, a revised Exhibit 1 to Addendum B, Fee-for-Service Compensation Schedule, is attached hereto.

3) Term and Termination. This Amendment may be terminated by either party with 90-days written notice to the other party. This Amendment may be terminated by either party without terminating or modifying the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers, duly authorized, to be effective on the date and year first written above.


CORAM, INC.                                 HEALTH NET INC., AFFILIATES
Tax ID 36-4369972


/s/ Richard Iriye  12/10/02                 /s/ Jenni Vargas  1/15/03
--------------------------------------      ----------------------------
Richard Iriye        Date                   Jenni Vargas       Date
Senior Vice President Operations, West      Network Management and Development
                                            Officer

================================================================================
                            EXHIBIT 1 TO ADDENDUM B
                     FEE-FOR-SERVICE COMPENSATION SCHEDULE
                           EFFECTIVE JANUARY 1, 2003
--------------------------------------------------------------------------------

I.   MEDICATIONS TO BE REIMBURSED THROUGH PBM:

PROVIDER agrees to provide directly to HNI Members the medications listed on the HNI Approval Self Injectible List, attached herein as Page 3 to Exhibit 1 of Addendum B, and to bill HNI through the PBM's system for such medications. PROVIDER agrees to obtain patient's diagnosis, any pertinent laboratory data and prior medications used, as well as to calling HNI's Pharmacy Department for determination of medical necessity, prior to fulfilling any orders for medications delivered to HNI Members. Upon approval, HNI shall enter an authorization into the pharmacy claims processing computer system to allow PROVIDER claims for the prescribed self-injectible medication to be adjudicated on-line in the PBM's system.

HNI shall reimburse PROVIDER an amount equal to the sum of the "Drug Acquisition Cost" as described below, or PROVIDER's usual and customary charge, whichever is less, for each authorized and Covered Service, less applicable Copayments.

The "Drug Acquisition Cost" for each pharmaceutical product shall equal[*]:

- [*] for Brand Medications
- [*] for Generic Medications on the Health Net MAC List
- [*] for Generic Medications not included in the MAC List
- [*]
- [*] for the prescription medication

  All pricing shall include the following:

  - [*]
  - [*]

In addition to the HNI Approved Self Injectible List, PROVIDER may bill HNI's PBM system for any other drugs that HNI and PROVIDER may agree in advance to adjudicate through the PBM. PROVIDER must have prior authorization before PROVIDER fulfills any orders for medications delivered to HNI Members.

II.  MEDICATIONS THAT WILL CONTINUE TO BE REIMBURSED THROUGH MEDICAL CLAIMS
     PROCESSING:

1. Drugs that have previously been agreed to, and the drugs with new pricing that are being delivered to the physician's office.

2. PROVIDER shall be reimbursed for all products and services billed through Medical Claims using Redbook AWP Rates (at the Redbook rate in effect at date of service). PROVIDER shall submit the claim at the appropriate discounted rate and HNI shall pay claim in full according to member's benefit plan.

3. The reimbursement for all therapies/medications shall remain at rates previously agreed to, unless amended in this section or until such time that HNI and Provider may mutually agree to adjudicate such claims through the HNI PBM system. [*];

-  [*]
-  [*]

4. All pricing shall include the following:

-  [*]
-  [*].

5. All [*] that PROVIDER may provide to a HNI member is authorized in accordance to the Member's Covered Services, shall be [*].

III. RETURNED GOOD POLICY.

All patient-specific drugs and solutions will be charged at the time of dispensing and no credit will be allowed for return of such goods.

             HEALTH NET OF CALIFORNIA APPROVED SELF-INJECTIBLE LIST

BRAND                                   GENERIC NAME
-----                                   ------------
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]
- [*]                                   [*]

* Does not require prior authorization
+ Only drugs that are covered for Medicare Patients

* This list is updated per Pharmacy and Therapeutic Committees approval. As such, this listing is not all inclusive and does change with additions and deletions of drugs. The updates are available on the Health Net website www.healthnet.com

                                SECOND AMENDMENT
              TO THE ANCILLARY PROVIDER SERVICES AGREEMENT BETWEEN
                           HEALTHNET INC., AFFILIATES
                                      AND
                                  CORAM, INC.

                                SECOND AMENDMENT
              TO THE ANCILLARY PROVIDER SERVICES AGREEMENT BETWEEN
                           HEALTH NET INC., AFFILIATES
                                       AND
                                   CORAM, INC.

This Amendment to the Ancillary Provider Services Agreement ("Agreement"), dated January 1, 2001, made and entered into by and between HEALTH NET INC., AFFILIATE(S) ("HNI") and CORAM, INC., an ancillary provider ("PROVIDER"), shall be effective OCTOBER 1, 2003.

WHEREAS, HNI and PROVIDER believe that it would be in their mutual best interest to amend the Agreement by modifying it as set forth in this Amendment;

NOW, THEREFORE, HNI and PROVIDER hereby agree to amend the Agreement as follows:

1.       The First Amendment of the Agreement is hereby deleted in its entirety.

2. The following Sections are hereby added to Article I, DEFINITIONS, as follows:

         1.29 PHARMACY BENEFIT MANAGER. The Pharmacy Benefit Manager (PBM) that HNI uses for on-line reimbursement of pharmaceutical medications.

         1.30 AVERAGE WHOLESALE PRICE. The Average Wholesale Price (AWP) means (a) for fee for service drug claims billed through HNI's medical claims system, the average wholesale price of the designated pharmaceutical product as listed in the most recently published and available edition of the Medical Economics Redbook guide to pharmaceutical prices, and (b) for fee for service drug claims billed through the PBM, the price for a prescription medication provided to an HNI Member that is established, no less than monthly, by Medispan.

         1.31 MAXIMUM ALLOWABLE COST. The Maximum Allowable Cost (MAC List) means the list established by HNI only for those prescription medications that will be reimbursed through the PBM at a generic level. The MAC List includes, adjacent to each prescription medication listed, the corresponding Maximum Allowable Cost per unit that will be used in calculating reimbursement by HNI. This MAC List is subject to periodic review and modification by HNI. HNI shall provide advance notice of any change made to any item contained within the MAC List.

3. The following Sections of the Agreement are hereby deleted in their entirety and replaced with the following Sections:

         2.3 PROVIDER NETWORK. PROVIDER shall provide HNI with a list of the names, practice locations, federal tax identification numbers, professional practice name, the business hours and any additional information as required in the Operations Manual for all Participating Providers that contract with PROVIDER in a format acceptable to HNI. PROVIDER shall provide HNI with at least a monthly list of additions, deletions and address changes to such list and a complete listing annually.

                  PROVIDER shall take all reasonable and prudent steps to ensure that all Participating Providers provide adequate personnel and facilities in order to perform the duties and responsibilities associated with the proper administration of this Agreement, including but not limited to, ensuring that all facilities utilized by Participating Providers shall satisfy the standards for licensure and certification, if applicable, by the appropriate governmental licensing agency as well as applicable State and federal law. The Participating Provider assumes the responsibility for supervision of all personnel associated with the Participating Provider.

                  In the event PROVIDER acquires, whether through buying, building, or merger, a new facility or facilities, PROVIDER shall notify HNI in writing of such new facility or facilities as soon as possible, but in no event later than thirty (30) days after the acquisition. PROVIDER acknowledges and agrees that HNI shall have the right to determine whether the new facility or facilities are acceptable to participate in HNI's network. Notwithstanding the foregoing, PROVIDER understands and agrees that the rates set forth in this Agreement shall apply to any new facility or facilities on the date the

Coram Healthcare Amendment II                          Effective October 1, 2003

                  PROVIDER acquired such facility or facilities, irrespective of whether HNI was notified or approved participation in the network.

         3.6 OPERATIONS MANUAL. HNI shall provide PROVIDER with various Operations Manuals, which identify the methods of administration of this Agreement, including grievance procedures, Utilization/Care Management Programs, Quality Improvement Programs, encounter reporting procedures, and billing and accounting of Covered Services rendered hereunder. Updates to the Operations Manual will be made by HNI and, whenever possible, shall be sent to PROVIDER for review forty five (45) days prior to implementation. Such updates shall not materially affect the compensation rates or financial responsibility of PROVIDER under this Agreement.

         4.2      BILLING AND PAYMENT.

                  (a) BILLING. PROVIDER shall submit to HNI or payor via HNI's electronic claims submission program or by hard copy, clean, complete and accurate claims for Contracted Services in accordance with the Operations Manual and the applicable Benefit Program. PROVIDER shall submit claims within ninety (90) days of rendering Contracted Services. Where HNI is the secondary payor under Coordination of Benefits, such ninety (90) day period shall commence immediately after the primary payor has paid or denied the claim. PROVIDER shall have ninety (90) days, from date of first notification, to submit requested information for any claim(s) that has been pended or denied due to insufficient information. If HNI does not receive the requested information from PROVIDER within said ninety (90) days, claim (s) shall be denied without recourse to resubmit and HNI shall have no liability for such claim. HNI shall not be under any obligation to pay PROVIDER for any claim not timely submitted as set forth above. PROVIDER shall not seek payment from any Member in the event HNI does not pay PROVIDER for a claim not timely submitted.

                  (b) PAYMENT. Unless a claim is disputed, HNI or a Payor shall pay PROVIDER's clean, complete, accurate and timely submitted claims for Contracted Services rendered to a Member, in accordance with applicable State and federal law.

                  (c) ADJUSTMENTS AND APPEALS. PROVIDER shall submit requests for adjustments and/or appeals regarding claim payments to HNI within ninety (90) calendar days after the date of the payment of such claim to PROVIDER. In the event PROVIDER fails to appeal a claim within such time period, PROVIDER shall not have the right to appeal such claim.

                  (d) OFFSETTING. HNI shall have the right to offset any amounts owed by PROVIDER to HNI, including but not limited to, amounts owed by PROVIDER due to errors, or HNI interim payment of Contracted Services. HNI shall offset such amounts against any amounts owed by HNI to PROVIDER. HNI shall furnish to PROVIDER advance notice of its intent to exercise its right to offset pursuant to this section.

                  (e)      RECIPROCITY. [*] Agreement to be used by [*].

         4.8 RECONCILIATION OF ELIGIBILITY. In the event Contracted Services are provided to an individual who is not a Member, based on an erroneous or delayed confirmation of enrollment of said individual by HNI, HNI shall be financially responsible for all such services provided by PROVIDER prior to the time PROVIDER received notice of that person's ineligibility, except when the individual is enrolled in another health care service plan, or insurance program from whom PROVIDER has or may receive capitation or other payment from the individual. In the event HNI is financially responsible, HNI shall pay PROVIDER at the fee-for-service rates in Addendum D when PROVIDER supplies HNI with evidence that it has unsuccessfully sought payment through two (2) billing cycles for all or a portion of such charges from the patient, or the person having legal responsibility for the patient or the entity having financial responsibility for such payment. In the event HNI pays PROVIDER pursuant to this Section, PROVIDER shall have no further right and shall not attempt to collect any additional payment from the patient for said services and

Coram Healthcare Amendment II                          Effective October 1, 2003

                  PROVIDER shall be deemed to have transferred all legal rights of collection and Coordination of Benefits for services to HNI.

                  When PROVIDER is compensated on a Capitation basis, HNI shall provide PROVIDER with a monthly list of Members for whom PROVIDER is responsible for rendering Provider Risk Services during such month. HNI will use its best efforts to discourage retroactive cancellation or addition of Members to a Benefit Program. However, in the event HNI allows such adjustments, HNI shall retroactively adjust PROVIDER's Capitation Compensation as necessary, provided that the retroactive addition or cancellation period shall not exceed ninety (90) days. In the event of allowable retroactive cancellations, PROVIDER agrees to bill the responsible party for all Provider Risk Services received by the Members from the date such Member was no longer covered under the applicable Benefit Program.

         5.1 TERM. The term of the Agreement shall commence on the date set forth on the first page of this Agreement and shall continue for a period of twenty seven (27) months following the effective date of the Second Amendment to the Ancillary Provider Services Agreement between HNI and PROVIDER. This Agreement shall automatically renew for successive one (1) year periods thereafter, unless one party notifies the other in writing of its intent not to renew this Agreement at least one hundred twenty (120) days prior to the next scheduled renewal date. Any and all negotiations must be completed thirty (30) days prior to the anniversary date of the contract. The renewal date of the term of this Agreement shall remain the same for all Benefit Programs covered hereunder, even if this Agreement becomes effective with respect to a particular Benefit Program after the initial or any renewal date of this Agreement, due to the licensure, contract award or other reason.

         6.1 MEDICAL AND OTHER RECORDS. PROVIDER shall prepare and maintain all medical and other books and records required by law in accordance with the general standards applicable. PROVIDER shall maintain such records for at least seven (7) years after the rendering of Contracted Services and records of a minor child shall be kept for at least one (1) year after the minor has reached the age of eighteen (18), but in no event less than seven (7) years. Additionally, PROVIDER shall maintain such financial, administrative and other records as may be necessary for compliance by HNI with all applicable local, State, and federal laws, rules and regulations, and accreditation agencies. PROVIDER agrees to the policies established by HNI that describe personal health information, including medical records, claims benefits and other administrative data that are personally identifiable. The HNI policies include: provisions for inclusions in routine consent, care and treatment of Members who are unable to give consent, Member access to their medical records, protection of privacy in all settings, use of measurement data, information for employers and the sharing of personal health information with employers. The HNI policies are further defined in the Provider Operations Manual. PROVIDER agrees to submit upon request reports and financial information as is necessary for HNI to comply with regulatory requirements to monitor the financial viability of PROVIDER. PROVIDER shall comply with all confidentiality and Member record accuracy requirements as required by HNI and federal and State law.

         6.2 ACCESS TO RECORDS; AUDITS. The records referred to above shall not be removed or transferred from PROVIDER except in accordance with applicable local, State, and federal laws, rules and regulations. Subject to applicable State and federal confidentiality or privacy laws, HNI or its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HNI shall have access to PROVIDER's records, at PROVIDER's place of business on request during normal business hours, to inspect and review and make copies of such records. Such governmental agencies shall include, but not be limited to, when applicable to the Benefit Programs identified on Addendum A, the DHS, the DHHS, the DMHC, the DOD and the DOJ. When requested by HNI, PROVIDER shall produce copies of any such records at no cost. Additionally, PROVIDER agrees to permit HNI, and its designated representatives, accreditation organizations, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over HNI or any Payor, to conduct site evaluations and inspections of PROVIDER's offices and service locations.

         7.1 AMENDMENTS. All amendments to this Agreement or any of its Addenda, including changes to the compensation payable hereunder, proposed by either HNI or PROVIDER, must be mutually agreed upon by both parties at least (30) days in advance of the effective date thereof. PROVIDER shall have thirty (30) days from the date of the notice to reject amendment by providing written notice of such rejection to HNI. If HNI does not receive such written notice of rejection within this time limit, the amendment shall be deemed acceptable and shall be binding upon PROVIDER. Amendments required because of legislative, regulatory, or legal requirements do not require the consent of PROVIDER or HNI and shall be effective immediately on the effective date thereof. Any amendment to this Agreement requiring

Coram Healthcare Amendment II                          Effective October 1, 2003
                  prior approval of or notice to any federal or state regulatory agency shall not become effective until all necessary approvals have been granted or all required notice periods have expired.

4. Addenda B, C, and H are hereby deleted in their entirety and replaced with new Addenda B, C and H attached hereto and incorporated herein.

5. Exhibit 1 to Addendum D, Fee-for-Service Compensation Schedule, Home Infusion, is hereby deleted in its entirety and replaced with a new
         Exhibit 1 to Addendum D, Fee-For-Service Compensation Schedule, attached hereto and incorporated herein.

6. Exhibit 2 to Addendum D, Custom Equipment Pricing, is attached hereto and incorporated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, by their officers duly authorized, to be effective on the date and year first written above.

CORAM, INC.                           HEALTH NET INC., AFFILIATES

/s/ Allen J. Marabito                 /s/ Jenni Vargas                  10-22-03
---------------------------------     ------------------------------------------
Allen J. Marabito            Date     Jenni Vargas                          Date
Executive Vice President              Network Management and Development Officer
                 October 17, 2003
Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM B

                         COMMERCIAL HMO BENEFIT PROGRAM

PROVIDER understands and agrees that the obligations of HNI set forth on this Addendum are only the obligations of Health Net of California, Inc., an HNI Affiliate (hereafter "HMO") and not the obligations of HNI or any other Affiliate of HNI. PROVIDER shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO enrolled in Health Net of California, Inc.'s HMO program. In the event another HNI Affiliate is a licensed health care service plan, the provisions of this Addendum shall also apply to such Affiliates' Commercial HMO Members.

A.       DEFINITIONS:

         For purposes of this Addendum, the definitions included herein shall have the meaning required by law to applicable Medicare Risk Programs.

         1. PPG. A Participating Provider Group having a capitation agreement with HNI to provide Covered Medical Services to Members.

         2.       SERVICE AREA. The State of California.

         3. OUT OF AREA. Any area outside of California, but within the continental United States.

         4. PMPM. For purposes of this Addendum, any per Member per month ("PMPM") calculation shall be based on HMO Commercial Members only.

         5. HOSPICE RELATED CONDITIONS. Palliative or terminal care for Commercial HMO Members who have been admitted to hospice care.

B.       DESCRIPTION OF PROVIDER RISK SERVICES:

         1. HOME INFUSION SERVICES. Home Infusion Services are services which involve the dispensing and administration of prescribed intravenous substances, injectables, solutions, PICC line insertions, and patient education. All nursing services, equipment and supplies which are necessary to provide such services are also covered. Infusion patients do not need to be homebound but must meet the criteria for home infusion care and meet the requirements of the Utilization Program to be included as Provider Risk Services.

                  The following conditions shall be included as part of the Provider Risk Services:

                  - Member's medical condition is such that if the Member leaves home, it creates a public health hazard.

                  - Member receives infusion services at school, work, and/or residential board and care facilities.

                  - Home infusion services for [*] Commercial HMO Member are included in Provider Risk Services. All nursing services related to home infusion services for [*] Provider Risk Services.

                  - Home infusion therapy services are not restricted to homebound Members.

                  The following Therapies are Provider Risk Services:

                  a.       [*]

                  b.       [*]

                  c.       [*]

                  d.       [*]

                  e.       [*]

Coram Healthcare Amendment II                          Effective October 1, 2003

                  f.       [*]

                  g.       [*]

                  h.       [*]

                  i.       [*]

                  j.       [*]

                  k.       [*]

                  l.       [*]

                  m.       [*]

                  n.       [*]

         2. DURABLE MEDICAL EQUIPMENT. Durable Medical Equipment (DME) and supplies (such as pumps and poles) used during the provision of any infusion service are [*] for insulin pumps and supplies which are [*] .

         3. MEDICAL SUPPLIES. All supplies used in conjunction with an infusion service and/or for teaching of a Member until Member becomes independent, are considered as part of Provider Risk Services.

C.       HMO REIMBURSEMENT PROGRAMS

         1. COMPENSATION FOR PROVIDER RISK SERVICES. Effective October 1, 2003, as compensation for providing Provider Risk Services, HMO shall pay PROVIDER [*] Per Member Per Month (PMPM), each month, for each Commercial HMO Member eligible to receive such services from PROVIDER during that month. Capitation shall be computed on the basis of the most current information available in the eligibility file of HMO. Capitation payment shall be paid by the HMO by wire transfer on or before the fifteen (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend. Each Capitation payment shall be accompanied by a remittance summary by written or electronic media. The remittance summary identifies the total Capitation payable and those Commercial HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PROVIDER, HMO shall adjust subsequent Capitation to offset such error. Adjustments of overpayment to PROVIDER may only be taken by HMO within ninety
                  (90) days of a Capitation payment.

         2.       [*] STOP LOSS. PROVIDER shall be responsible under
                  Capitation for a maximum annual expenditure of [*] in calculated costs using the fee-for-service rates, for all [*] for all Commercial HMO Members. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Commercial HMO Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Commercial HMO Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

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                                  Page 6 of 32
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         3.       [*] STOP LOSS. PROVIDER shall be responsible under
                  Capitation for a maximum annual expenditure of [*] in calculated costs using the fee-for-service rates, for all [*] for all Commercial HMO Members. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Commercial HMO Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Commercial HMO Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         4. STOP LOSS FOR [*]. PROVIDER shall be responsible under Capitation for a maximum annual expenditure of [*] in calculated costs using the fee-for-service rates, for all [*] for all Commercial HMO Members. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Commercial HMO Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Commercial HMO Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         5. AUTHORIZATIONS FOR DRUGS OR ITEMS AFTER STOP LOSS THRESHOLD. It is understood that HNI does not require PROVIDER to obtain PPG authorization for capitated services; however, upon proper notification, HNI may require PROVIDER to obtain authorization from the PPG or HNI for the drugs and/or products with stop loss amounts.

         6. COMPENSATION TO OTHER PROVIDERS OF PROVIDER RISK SERVICES. PROVIDER shall compensate all Participating Providers of Provider Risk Services to Members assigned to PROVIDER. In the event that PROVIDER does not process and pay eligible claims submitted by Participating Providers for Provider Risk Services within timeframes required by law, after verification with the PROVIDER that the claim was not paid for some valid reason, HMO may pay such claims at the lesser of HMO's contract rate, the PROVIDER's subcontract terms, or the PROVIDER's billed charges, and shall deduct such amounts paid from PROVIDER's Capitation as set forth in the Operations Manual.

         7. CAPITATION DEDUCTION DUE TO DELAY IN SERVICES. PROVIDER shall be liable for an unplanned hospital bed day incurred by HMO resulting from a delayed start of care or non-delivery of home infusion services. Any such cases shall be reviewed by an HMO Medical Director and PROVIDER on a case-by-case basis. Upon determination that an unplanned hospital bed day occurred, then HMO may pay such claims at the lesser of HMO's contract rate or the Provider's billed charges, and shall deduct such amounts paid from PROVIDER's Capitation as set forth in the Operations Manual.

         8. [*] PROGRAM. PROVIDER shall actively participate with medical management staff, PPG and contracted hospitals, to assist in Members being placed at an [*]. PROVIDER will assist as requested in the evaluation of Member [*] PROVIDER shall also actively collaborate with HNI in development or expansion of this program. PROVIDER shall report activities related to this [*] program as HNI requests.

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D.       NON-CONTRACTED AND EXCLUDED SERVICES:

         The following services are those services which PROVIDER is not responsible for rendering under Provider Risk Services or which HMO may not be responsible for providing under an applicable Benefit Program:

         1. [*] are a medical benefit and may or may not be the financial responsibility of the PPG. PROVIDER shall obtain authorization from PPG and bill the Member's PPG or HNI if the [*] is shared risk or plan risk. In recognition of the overall benefits and services that PROVIDER brings to HNI and its Members receiving [*], HNI agrees that prior to [*] of HNI Member receiving [*], PROVIDER shall be afforded the opportunity to provide such [*] that Member at [*] contained herein for said products. Additionally, Provider and HNI shall meet monthly to review all HNI Members receiving [*] to evaluate [*]. At the end of [*] following the effective date of this Amendment, should PROVIDER experience [*], it is agreed to by HNI that [*] HNI to PROVIDER for Capitated Services shall be [*], effective on the first day of the month following, [*].

         2. OUT OF AREA. PROVIDER is not responsible for providing emergency and out of area infusion services. However, for a limited duration of one month, planned out-of-area infusion services shall be considered Provider Risk Services as long as a prior notification is given by the Member or PPG for such occurrences.

         3. [*] are a medical benefit, however, PROVIDER is not responsible for providing these services under Provider Risk Services. PROVIDER shall obtain authorization from PPG and bill HNI for such [*] provided at the fee-for-service rate schedule on Exhibit 1 of Addendum D. [*] are not included within Provider Risk Services; however, PROVIDER shall be [*] of such services to HMO Members.

         4. [*] IN OTHER LOCATIONS. [*] in any place other than a Member's residence, such as a physician's office, hospital, or ambulatory care center are excluded from Provider Risk Services. [*] at a long term care or skilled nursing facilities shall likewise be excluded.

         5.       [*] HMO Member are excluded from Provider Risk Services.

         6. [*] MEMBERS. For those beneficiaries who have [*], PROVIDER shall be financially responsible only for infusion services as Provider Risk Services beginning with [*]. Should a [*] be financially responsible for such infusion services for a time period [*], PROVIDER shall be financially responsible only for [*] commencing on the day after [*] responsibility ends for that Beneficiary. Should [*] Beneficiary require infusion services prior to either of these events occurring, PROVIDER shall be compensated by HNI when HNI is the Payor, based on the compensation schedule set forth in the fee for service rate schedule on Exhibit 1 of Addendum D until such time as the Beneficiary [*] is no longer financially at risk; wherein the infusion services would be included within Provider Risk Services.

                  HNI shall provide a list of all HNI Beneficiaries who [*] as soon as possible. PROVIDER shall review with HNI on a quarterly basis the costs associated with the infusion services provided to [*]. PROVIDER and HNI shall reevaluate provision of infusion services to [*] after the first contract year of the Agreement and the parties agree to use their best efforts to make any necessary adjustments or revisions to ensure that the provision of such infusion services are feasible.

         7. [*] FROM CAPITATION. [*] after the effective date of this Amendment, unless

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                                  Page 8 of 32
                  specifically listed as part of Provider Risk Services, are excluded from Provider Risk Services. The infusion nursing and supplies associated with the provision of these services to a Member are also excluded as part of the Provider Risk Services arrangement. PROVIDER shall submit claims and HMO shall pay PROVIDER at the fee-for-service rate schedule on Exhibit 1 of Addendum D.

         8. NON-COVERED SERVICES. Services which are not covered by HMO include, but are not limited to, the following:

                  a. Food, housing, homemaker services, and home-delivered meals.

                  b. Home hemodialysis services, including the purchase or rental of equipment required for renal dialysis procedures.

                  c. Services deemed not to be Medically Necessary or appropriate by the PPG and HMO.

                  d.       Experimental drugs.

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                                  Page 9 of 32

                                   ADDENDUM C

                          MEDICARE HMO BENEFIT PROGRAM

This Addendum sets forth additional terms which shall only apply to Members who are enrolled in Medicare HMO Benefit Programs. PROVIDER understands and agrees that the obligations as set forth in this Addendum are only the obligations of Health Net of California, Inc., a California Health Plan, an Affiliate of HNI, (hereafter separately "HMO" or collectively "HMOs"), and not the obligations of HNI or any other Affiliate of HNI. In addition, Health Net of California, Inc. shall be responsible only for those Medicare Members enrolled in Health Net's Medicare HMO Benefit Program. In the event another HNI Affiliate is a licensed health care service plan, the provisions of this Addendum shall also apply to such Affiliate.

A. DEFINITIONS. For purposes of this Addendum, the definitions included herein shall have the meaning required by law to applicable Medicare HMO Programs.

         1. DOWNSTREAM PROVIDERS. A Participating Provider who or which is contracted with PROVIDER to render services to Members.

         2. CENTERS FOR MEDICARE & MEDICAID SERVICES. The Centers for Medicare & Medicaid Services ("CMS") which is the agency of the federal government within the Department of Health and Human Services ("DHHS") responsible for administration of the Medicare program.

         3. MEDICARE+CHOICE ("M+C") ORGANIZATION OR M+CO. A health plan, PROVIDER, or Downstream Provider sponsored organization who has entered into an agreement with CMS to provide Medicare beneficiaries with health care options.

         4. MEDICARE SERVICE AREA. The area approved by CMS and the State regulatory agency as the area in which HMO may market and enroll Medicare HMO Members. At any given time during the term of this Agreement, the Medicare Enrollment Area consists of the list of zip codes currently approved by CMS and/or the State regulatory agency as the Medicare Enrollment Area.

         5. MEDICARE HMO MEMBER. An individual who has enrolled in or elected coverage in Health Net Seniority Plus, an M+C Organization.

         6. OUT OF AREA. Any area outside of California, but within the continental United States.

         7. PMPM. For purposes of this Addendum, any per Member per month ("PMPM") calculation shall be based on Medicare HMO Members only.

         8. HOSPICE RELATED CONDITIONS. Palliative or terminal care for Medicare HMO Members who have been admitted to hospice care.

B.       DESCRIPTION OF PROVIDER RISK SERVICES:

         1. Provider Risk Services shall be those Medically Necessary Covered Services as defined by CMS for home infusion services for Medicare eligible Members, as well as HMO's benefit interpretation and administration for Medically Necessary services. Home Infusion Services are services which involve the dispensing and administration of prescribed intravenous substances, injectables, solutions, PICC line insertions, and patient education. All nursing services, equipment and supplies which are necessary to provide such services are also covered. Infusion patients do not need to be homebound but must meet the criteria for home infusion care and meet the requirements of the Utilization Program to be included as Provider Risk Services.

                  The following conditions shall be included as part of the Provider Risk Services:

                  - Member's medical condition is such that if the Member leaves home, it creates a public health hazard.

                  - Member receives infusion services at school, work, and/or residential board and care facilities.

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                                 Page 10 of 32

                  - Home infusion services for [*] Member are included in Provider Risk Services. All nursing services related to home infusion services for [*] Provider Risk Services.

                  - Home infusion therapy services are not restricted to homebound Members.

                  The following Therapies are Provider Risk Services:

                  a.       [*]

                  b.       [*]

                  c.       [*]

                  d.       [*]

                  e.       [*]

                  f.       [*]

                  g.       [*]

                  h.       [*]

                  i.       [*]

                  j.       [*]

                  k.       [*]

                  l.       [*]

                  m.       [*]

                  n.       [*]

         2. DURABLE MEDICAL EQUIPMENT. Durable Medical Equipment (DME) and supplies (such as pumps and poles) used during the provision of any infusion service are [*], except for insulin pumps and supplies which are [*]

         3. MEDICAL SUPPLIES. All supplies used in conjunction with an infusion service and/or for teaching of a Member until Member becomes independent, are considered as part of Provider Risk Services.

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                                 Page 11 of 32

C.       MEDICARE STANDARD HMO REIMBURSEMENT:

         1. COMPENSATION FOR PROVIDER RISK SERVICES. Effective October 1, 2003, as compensation for providing Provider Risk Services, HMO shall pay PROVIDER [*] Per Member Per Month (PMPM), each month, for each Medicare HMO Member eligible to receive such services from PROVIDER during that month. Capitation shall be computed on the basis of the most current information available in the eligibility file of HMO. Capitation payment shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend. Each Capitation payment shall be accompanied by a remittance summary by electronic or paper media. The remittance summary identifies the total Capitation payable and those Medicare HMO Members for whom Capitation is being paid. In the event of a Capitation error, resulting in an overpayment or underpayment to PROVIDER, HMO shall adjust subsequent Capitation to offset such error. Adjustments of overpayment to PROVIDER may only be taken by HMO within ninety
                  (90) days of a Capitation payment.

         2. [*] STOP LOSS. PROVIDER shall be responsible under Provider Risk Services for a maximum of annual expenditure of [*] in calculated costs using the fee-for-service rates, for all [*] for all Medicare HMO Members. The threshold shall be calculated using the fee for service rate schedule in Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Medicare HMO Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Medicare HMO Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         3. [*] STOP LOSS. PROVIDER shall be responsible under Provider Risk Services for a maximum of annual expenditure of [*] in calculated costs using the fee-for-service rates, for all [*] for all Medicare HMO Members. The threshold shall be calculated using the fee for service rate schedule in Exhibit 1 of Addendum D. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Medicare HMO Member receiving [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Medicare HMO Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         4. STOP LOSS [*]. PROVIDER shall be responsible under Capitation for a maximum annual expenditure of [*] in calculated costs using the fee-for-service rates, for all [*] for all Medicare HMO Members. After this threshold has been reached, HMO shall assume financial responsibility for such products for any such Member. HMO shall reimburse the cost of the [*] after stop loss has been met, promptly upon submission of an appropriate claim, based on the fee-for-service rate schedule on Exhibit 1 of Addendum D. PROVIDER shall notify HMO's Care Management department of each Medicare HMO Member receiving [*] for [*] and shall work cooperatively with HMO on care management. Notification shall be according to the requirements in the Operations Manual. Additionally, PROVIDER shall provide HMO on a monthly basis the total accumulated Medicare HMO Member costs under this stop loss provision. Failure to notify or inform HMO accordingly may result in the loss of reimbursement to PROVIDER.

         5. PROVIDER shall include specific payment and incentive arrangements in any agreement with a Downstream Provider.

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                                 Page 12 of 32

         6. PROVIDER shall pay claims promptly according to CMS standards and comply with all payment provisions of State and federal law. CMS requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt.

         7. PROVIDER agrees that Members' health services are being paid for with federal funds, and as such payments for such services are subject to laws applicable to individuals or entities receiving federal funds.

         8. PROVIDER shall actively participate with medical management staff, PPG and contracted hospitals, to assist in Members being placed at an [*]. PROVIDER will assist as requested in the evaluation of [*]. PROVIDER shall also actively collaborate with HNI in development or expansion of this program. PROVIDER shall report activities related to this [*] program as HNI requests.

D.       NON-CONTRACTED AND EXCLUDED SERVICES:

         The following services are those services which PROVIDER is not responsible for rendering under Provider Risk Services or which HMO may not be responsible for providing under an applicable Benefit Program:

         1. [*] are a medical benefit and may or may not be the financial responsibility of the PPG. PROVIDER shall obtain authorization from PPG and bill the Member's PPG or HNI if the [*] is shared risk or plan risk. In recognition of the overall benefits and services that PROVIDER brings to HNI and its Members receiving [*], HNI agrees that prior to [*] of HNI Member receiving [*], PROVIDER shall be afforded the opportunity to provide such [*] to that Member at [*] contained herein for said products. Additionally, Provider and HNI shall meet monthly to review all HNI Members receiving [*] to evaluate [*]. At the end of [*] following the effective date of this Amendment, should PROVIDER experience [*], it is agreed to by HNI that the [*] by HNI to PROVIDER for Capitated Services shall be [*], effective on the first day of the month following, [*].

         2. OUT OF AREA. PROVIDER is not responsible for providing emergency and out of area infusion services. However, for a limited duration of one month, planned out-of-area infusion services shall be considered Provider Risk Services as long as a two-week notification is given by the Member or PPG for such occurrences.

          3. [*]. [*] are a medical benefit, however, PROVIDER is not responsible for providing these services under Provider Risk Services. PROVIDER shall obtain authorization from PPG and bill HNI for such [*] provided at the fee-for-service rate schedule in Exhibit 1 of Addendum D. [*] are not included within Provider Risk Services, however, PROVIDER shall be [*} of such services to Medicare HMO Members.

         4. [*] IN OTHER LOCATIONS. [*] in any place other than a Member's residence, school or work place, such as a physician's office, hospital, or ambulatory care center are excluded from Provider Risk Services. [*] at a long term care or skilled nursing facilities shall likewise be excluded.

         5. [*] MEMBERS. For those beneficiaries who have [*], PROVIDER shall be financially responsible only for infusion services as Provider Risk Services beginning with [*]. Should a [*] be financially responsible for such infusion services for a time period [*], PROVIDER shall be financially responsible only for [*] commencing on the day after the [*] responsibility ends for that Beneficiary. Should a [*] Beneficiary require infusion services prior to either of these events occurring, PROVIDER shall be compensated by HNI when HNI is the Payor, based on the compensation schedule set forth in the fee for service rate schedule on Exhibit 1 of Addendum D until

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                                 Page 13 of 32
                  such time as the Beneficiary [*] is no longer financially at risk; wherein the infusion would be included within Provider Risk Services.

                  HNI shall provide a list of all HNI Beneficiaries who are [*] as soon as possible. PROVIDER shall review with HNI on a quarterly basis the costs associated with the infusion services provided to [*]. PROVIDER and HNI shall reevaluate provision of infusion services to [*] after the first contract year of the Agreement and the parties agree to use their best efforts to make any necessary adjustments or revisions to ensure that the provision of such infusion services are feasible.

         6. EXCLUDED SERVICES AND DRUGS. The following drugs and services are excluded from Provider Risk Services for Medicare HMO Members. In the event that the PROVIDER is asked to provide such services, then PROVIDER shall be reimbursed based on the compensation schedule set forth in the fee-for-service rate schedule in Exhibit 1 of Addendum D. HMO shall compensate PROVIDER for such claims, less applicable Co-payments, coinsurance, deductibles and payments from third parties or coordination of benefits. These excluded services are the following:

                  a.       [*]

                  b.       [*]

                  c.       [*]

                  d.       [*]

         7. [*] FROM CAPITATION. [*] after the effective date of this Agreement unless specifically listed as part of Provider Risk Services, are excluded from Provider Risk Services. The infusion nursing and supplies associated with the provision of these services to a Member are also excluded as part of the Provider Risk Services arrangement. PROVIDER shall submit claims and HMO shall pay PROVIDER at the fee-for-service rate schedule on Exhibit 1 of Addendum D.

         8. NON-COVERED SERVICES. Services which are not covered by Medicare HMO include, but are not limited to, the following:

                  a. Food, housing, homemaker services, and home-delivered meals.

                  b. Home hemodialysis services, including the purchase or rental of equipment required for renal dialysis procedures.

                  c. Services deemed not to be medically necessary or appropriate by the PPG and HMO.

                  d.       Experimental drugs.

E.       MEDICARE POINT OF SERVICE REIMBURSEMENT PROGRAM

         1. POINT OF SERVICE BENEFIT PROGRAM. Under a POS Benefit Program, Medicare POS Members may elect, at the time of obtaining each Covered Service, to utilize: (i) HMO coverage through PPG;
                  (ii) coverage by self-referring to any PPO Provider; or (iii) coverage to self-referring to non-Participating Providers in accordance with Benefit program requirements. Medicare HMO Members may be eligible for Medicare POS Benefit Programs.

         2. FEE-FOR-SERVICE COMPENSATION. PROVIDER shall render Contracted Services to Medicare POS Members under this Addendum C on a fee-for-service basis. As compensation for rendering such Contracted Services, PROVIDER shall be paid the lesser of: a) the rates set forth in Exhibit 1 of Addendum D; or b) Medicare Allowable rates when available. PROVIDER shall submit claims in accordance with Article IV. PROVIDER shall be paid for a clean complete and accurate claim for Contracted Services rendered to Medicare POS Members in accordance with applicable State or federal law.

         3. PROVIDER shall include specific payment and incentive arrangements in any agreement with a Downstream Provider.

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                                 Page 14 of 32

         4. PROVIDER shall pay Downstream Providers' claims promptly according to CMS standards and comply with all payment provisions of State and federal law. CMS requires non-contracted provider claims to be paid within thirty (30) days of receipt and contracted provider claims to be paid within sixty (60) days of receipt.

         5. PROVIDER agrees that Members health services are being paid for with federal funds, and as such, payments for such services are subject to laws applicable to individuals or entities receiving federal funds.

F.       ACCESS: RECORDS AND FACILITIES

         1. PROVIDER agrees to give the Department of Health and Human Services ("DHHS"), and the General Accounting Office ("GAO") or their designees the right to audit, evaluate, inspect books, contracts, medical records, patient care documentation, other records of subcontractors, or related entities for the later of seven (7) years, or for periods exceeding seven (7) years, for reasons specified in the federal regulation.

G.       MEMBER PROTECTIONS/ACCESS: BENEFITS & COVERAGE

         1. PROVIDER agrees to not collect any co-payment or other cost sharing for influenza vaccine and pneumococcal vaccines.

         2. PROVIDER agrees to provide access to benefits in a manner described by CMS.

         3. PROVIDER agrees to provide all covered benefits to Members in a manner consistent with professionally recognized standards of health care.

         4. PROVIDER agrees to pay for Emergency and urgently needed services consistent with federal regulations, if such services are PROVIDER's liability.

H.       COMPLIANCE

         1. PROVIDER agrees that PROVIDER must notify a Participating Provider prior to being terminated, in writing, of the reason(s) for denial, suspension or termination determination.

         2. PROVIDER agrees to comply with all applicable HNI procedures and the Operations Manual including, but not limited to, the accountability provisions.

         3. PROVIDER agrees to comply with and require that all Downstream Providers comply with applicable State and federal laws and regulations, including Medicare laws and regulations and CMS instructions.

         4. PROVIDER agrees to adhere to Medicare's appeals, expedited appeals and expedited review procedures for HNI Members, including gathering and forwarding information on appeals to HNI, as necessary.

I.       ADOPTION OF MEDICARE RISK PROGRAM CONTRACT REQUIREMENTS

         1. PROVIDER agrees that all agreements with Participating Providers must be signed and dated.

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                                 Page 15 of 32

                             EXHIBIT 1 TO ADDENDUM D
                      FEE-FOR-SERVICE COMPENSATION SCHEDULE

A.       COVERED SERVICES/UTILIZATION REVIEW:

         1. HNI shall reimburse PROVIDER for Home Infusion Services when provided in accordance with a Member's Coverage Certificate and when properly requested by the Member's Participating Provider Group (PPG) Member Physician.

                  Home Infusion Services are services which involve the dispensing and administration of prescribed intravenous substances and solutions, and patient education, and subject to the conditions and limitations of this Agreement and the Member's Coverage Certificate.

                  Durable Medical Equipment Services means those services which PROVIDER customarily provides to Members including, but not limited to: Durable Medical Equipment and supplies; subject to the conditions and limitation of this Agreement and the Member's Coverage Certificate.

         2. PROVIDER agrees to comply with any limitations specified by a Member Physician regarding the scope of services to be provided, duration of treatment, or other limitations.

         3. PROVIDER agrees that the plan of treatment for the Member shall contain specific orders as to the nature and frequency of services to be rendered by PROVIDER as well as to related equipment and supplies. The treatment plan as well as subsequent telephone orders shall be signed and dated by the Member's Participating Provider Group Member Physician.

         4. PROVIDER agrees to provide services on a 24-hour per day, seven days per week basis.

         5. PROVIDER agrees to provide care within twenty-four (24) hours of receiving the request from the PPG Member Physician or HNI.

         6. PROVIDER agrees to verify coverage, eligibility, and treatment plan of Members as appropriate, but in no event less often than monthly.

         7. PROVIDER agrees to utilize HNI contracted providers in the provision of services to HNI Members, including but not limited to durable medical equipment, hospitals, and other providers.

         8. PROVIDER agrees to maintain a State license as a home health agency as well as certification as a Medicare (Part B) provider.

B.       BILLING REQUIREMENTS:

         PROVIDER shall submit claims with the following information in a standard CMS 1500 (HCFA 1500) paper claim form, or electronically in a standard electronic claim format that is both acceptable to HNI and compliant with all applicable state and federal laws and regulations:

         1.       Member name

         2.       SUBSCRIBER I. D. number

         3.       Dates of service

         4.       Diagnosis of patient (ICD-9)

         5.       Description of services

         6.       Procedure codes, HCPC, Revenue Codes, NDC

         7.       Charges for services

         8.       Physician ordering service

         9.       Authorization information

         10.      Other insurance coverage (when applicable)

         11.      PROVIDER's Federal Tax ID and remit address

Coram Healthcare Amendment II                          Effective October 1, 2003

C.       HOME INFUSION COMPENSATION INCLUDES:

         PROVIDER shall be compensated for services rendered under this Addendum according to the following rates and payment guidelines. Such compensation shall be paid subject to the billing requirements set forth in the Agreement.

         HNI shall pay all claims within parameters set forth by state or federal law.

         All aspects of PROVIDER's comprehensive services are covered under one of several therapy specific prices. The therapy services listed within are inclusive of the following:

         1. Intravenous pharmaceuticals compounded under laminar flow conditions

         2. Standard medical supplies and equipment (unless specifically excluded in therapy description)

         3.       Pharmacological monitoring and consultations

         4.       Hazardous waste disposal

         5. Delivery of standard medical supplies, equipment, and pharmaceuticals to patient/care giver

         6. Twenty-four hour availability of clinical expertise and services, including weekends and holidays.

         7. Per diems include [*], in conjunction with therapy administration, unless otherwise specified. [*] shall be billed separately at the appropriate rates contained herein. When included in the per diem, [*] should be coded separately on claims.

         8. Per diem shall mean each day that a patient receives a dose of pharmaceutical products and/or nursing or other Covered Services pursuant to this agreement.

         9. Support services related to delivery and transportation, equipment, rental of infusion pumps and IV poles and other related equipment, line maintenance, obtaining of laboratory specimens (exception: lab draws ordered for purposes unrelated to authorized therapies), pharmacy compounding and dispensing, and equipment cleaning.

         10. Support services facilitating patient access and care, including pre-certification and/or preauthorization services, education and training, and other customer services

         11. For drug claims billed through HNI's medical claims system, all medications shall be reimbursed at Average Wholesale Price ("AWP") minus a discount where indicated on each therapy. "AWP" shall mean the average wholesale price of the designated pharmaceutical product as listed in the most recently published and available edition of the Medical Economics Redbook guide to pharmaceutical prices.

D.       COMPENSATION FOR FEE-FOR-SERVICES (FFS) - HOME INFUSION:

         1.       ANTIBIOTIC, ANTIVIRAL, AND ANTIFUNGAL THERAPY:

                  Rate is applicable for central or peripheral lines and shall include a per diem plus the drug.

                  Dosing Schedule

                  Every 24 hours, q24               [*]
                  Every 12 hours, q12               [*]
                  Every 8 hours, q8                 [*]
                  Every 6 hours, q6                 [*]
                  Every 4 hours, q4                 [*]
                  Every 3 hours, q3                 [*]

         2.       TOTAL PARENTERAL NUTRITION (TPN) THERAPY

                  TPN therapy consists of amino acid/dextrose; including, but not limited to, electrolytes, vitamins (excluding Vitamin K), trace elements, insulin and heparin. The TPN therapy service is composed of the daily per-diem rate, determined by the daily volume of TPN solution. The per diem rate for TPN therapy INCLUDES the TPN solutions. There is NOT a separate rate for the AWP of the solutions. Only lipids will be paid at a separate rate, as detailed below. The pump is included in the per diem rates. All other specialty drug additives shall be billed at [*].

                  Standard TPN Solution per 24 hour cycle

                  Solution 1.0. or less liters per day         [*]
                  Solution 1.1. to 2.0 liters per day          [*]
                  Solution 2.1 to 3.0 liters per day           [*]
                  Solution 3.1 liters or greater per day       [*]

                  Lipids will be paid in addition to the standard per diem for
                  Solution:

                  10% up to 500 ml                             [*]
                  20% up to 500 ml                             [*]

Coram Healthcare Amendment II                          Effective October 1, 2003

         3.       ANTICOAGULATION THERAPY                       [*]
                                                                [*]

                  Heparin (continuous infusion or subcutaneous)

         4.       HYDRATION THERAPY                             [*]

                  Hydration therapy consists of fluids with electrolytes. The hydration therapy service is composed of the daily per diem rate. The per diem rate for Hydration therapy includes the charge for the fluids and electrolytes.
                  All additional additives shall be billed at:  [*]

         5.       PAIN MANAGEMENT                               [*]
                                                                [*]

                  Continuous or intermittent pain management, one drug or multiple drugs

         6.       CHEMOTHERAPY                                  [*]
                                                                [*]

                  Chemotherapy, one or more drugs. [*]

         7.       STEROID THERAPY                               [*]
                                                                [*]

                  Including, but not limited to Solumedrol

         8.       AEROSOLIZED THERAPIES

                  Pentamidine                                   [*]
                                                                [*]

         9.       IRON BINDING THERAPY (CHELATION)              [*]
                                                                [*]

         10.      INOTROPIC CARDIAC DRUGS                       [*]
                                                                [*]

         11.      INFUSION CATHETER SUPPLIES AND MAINTENANCE    [*]

                  The central line maintenance rate is a per diem rate and includes supplies needed to maintain a catheter.

         12.      INTRAVENOUS IMMUNE GLOBULIN (IVIG/IGIV)       [*]

                  [*]

         13.      GROWTH HORMONE THERAPY

                  [*] When Growth Hormone products are [*], then the AWP source shall be [*]. When Growth Hormone products are [*], then the AWP source shall be [*].

                                                REDBOOK          MEDISPAN

                  Genotropin                   [*]               [*]
                  Humatrope                    [*]               [*]
                  Nutropin                     [*]               [*]
                  Nutropin AQ                  [*]               [*]
                  Nutropin Depo                [*]               [*]
                  Norditropin                  [*]               [*]
                  Protropin                    [*]               [*]
                  Saizen                       [*]               [*]
                  Geref                        [*]               [*]

Coram Healthcare Amendment II                          Effective October 1, 2003

         14.      BLOOD FACTOR PRODUCTS

                  [*] When Blood Factor Products are [*], then the AWP source shall be [*]. When Blood Factor Products are [*], then the AWP source shall be [*].

                                                   REDBOOK        MEDISPAN

                  FACTOR VIII (RECOMBINANT)

                  Advate                          [*]             [*]
                  Recombinate                     [*]             [*]
                  Helixate FS                     [*]             [*]
                  Kogenate FS                     [*]             [*]
                  Refacto                         [*]             [*]

                  FACTOR VIII (MONOCLONAL)

                  Hemophil M                      [*]             [*]
                  Monoclate P                     [*]             [*]
                  Monarc-M                        [*]             [*]

                  FACTOR VIII (OTHER)

                  Humate-P (per ROCF unit)        [*]             [*]
                  Koate DVI  (not Koate HP)       [*]             [*]
                  Alphanate SD                    [*]             [*]

                  FACTOR IX (RECOMBINANT)

                  Benefix                         [*]             [*]

                  FACTOR IX (MONOCLONAL)

                  Mononine                        [*]             [*]

                  FACTOR IX (OTHER)

                  Alphanine SD                    [*]             [*]
                  Konyne 80                       [*]             [*]
                  Profilnine SD                   [*]             [*]
                  Bebulin-VH                      [*]             [*]

                  ANTI-INHIBITOR COMPLEX

                  Hyate C                         [*]             [*]
                  Autoplex-T                      [*]             [*]
                  Feiba VH                        [*]             [*]
                  Proplex T                       [*]             [*]

                  FACTOR VII

                  Novoseven                       [*]             [*]

         15.      REMICADE THERAPY

                  [*]                                                  [*]
                                                                       [*]
                  [*]                                                  [*]
                  [*]

         16.      PICC LINE INSERTION                           [*]

                  The PICC Line Insertion Service consists of a charge for each PICC Line Insertion. Verification of PICC placement via X-Ray is not included, and PROVIDER is not responsible for the cost of the X-Ray.

Coram Healthcare Amendment II                          Effective October 1, 2003

         17.      INJECTABLE MEDICATIONS

                  [*]

                                                      REDBOOK       MEDISPAN

                  Lovenox                            [*]            [*]
                  Neupogen                           [*]            [*]
                  Epogen                             [*]            [*]
                  Procrit                            [*]            [*]
                  Neulasta                           [*]            [*]
                  Aranesp                            [*]            [*]
                  Synagis                            [*]            [*]
                  Other Subcutaneous Injectables     [*]            [*]

         18.      [*]

                  Cerezyme Therapy (unit price)     [*]
                  Aralast(R)                        [*]
                  All Others                        [*]

         19.      ENTERAL NUTRITION THERAPY

                  The per diem rates of all levels of enteral nutrition therapy shall be inclusive of all standard medical supplies, pump, IV poles, delivery, hazardous waste disposal, dietitian services and pharmacy management services. [*]

                  Level 1    Bolus                          [*]
                  Level 2    Gravity                        [*]
                  Level 3    Continuous                     [*]
                  Level 4*   Oral formula                   [*]

                  * Level 4, Oral formula therapy is not a covered benefit. However, the rate is defined in the event HNI Medical Management grants the benefit on a case by case basis.

         20.      BLOOD TRANSFUSIONS

                  Packed red blood cells - first unit
                    Blood costs, leukocyte depletion filter:      [*]

                  Each additional unit of Packed red blood cells
                    Blood costs, leukocyte depletion filter:      [*]

                  Platelets (per transfusion)
                    Cost of platelets, leukocyte depletion        [*]
                     filter:

                  The rates for blood transfusions [*]

         21.      OTHER INFUSION THERAPIES

                  Miscellaneous infusion therapy, not           [*]
                  otherwise classified

         22.      NURSING SERVICES:

                  Nursing Services (per visit up to 2 hours)*   [*]
                  Nursing Services (each additional hour)*      [*]

                  [*]

         23.      RETURNED GOODS

                  All patient-specific drugs and solutions will be charged at the time of preparation and no credit will be allowed for return of such goods.

Coram Healthcare Amendment II                          Effective October 1, 2003

E.       COMPENSATION FOR REIMBURSEMENT THROUGH THE PHARMACY BENEFIT MANAGER
         (PBM):

         PROVIDER agrees to provide directly to HNI Members the medications listed on the HNI Approved Self Injectable List, and to bill HNI through the PBM's system for such medications. Upon mutual agreement, HNI shall enter an authorization into the pharmacy claims processing computer system to allow PROVIDER claims for the prescribed self-injectable medication to be adjudicated on-line through the PBM's adjudication system.

         PROVIDER agrees to obtain patient's diagnosis, any pertinent laboratory data and prior medications used, as well as to calling HNI's Pharmacy Department for determination of medical necessity, prior to fulfilling any orders for medications delivered to HNI Members

         HNI shall reimburse PROVIDER an amount equal to the sum of the Drug Acquisition Cost as described below, or PROVIDER's usual and customary charge, whichever is less, for each authorized and Covered Service, less applicable Co-payments.

         For drug claims billed through the PBM, AWP shall mean the price for a prescription medication provided to an HNI Member that is established, no less than monthly, by Medispan.

         The Drug Acquisition Cost for each pharmaceutical product shall equal the lesser of following amount:

         1.       [*] Medications

         2.       [*]

         3.       [*]

         4.       [*] for Generic Medications on the HNI MAC List

         5.       [*] for Generic Medications not included in the MAC List

         6.       [*] for the prescription medication

         All pricing shall include the following:

                  -        [*]

                  -        [*]

         In addition to the HNI Approved Self Injectable List, PROVIDER may bill HNI's PBM system for any other drugs that HNI and PROVIDER may agree in advance to adjudicate through the PBM. PROVIDER must have prior authorization before PROVIDER fulfills any orders for medications delivered to HNI Members.

F.       COMPENSATION FEE-FOR-SERVICE (FFS) -  DURABLE MEDICAL EQUIPMENT (DME):

         DME services are offered by PROVIDER only in San Diego County. PROVIDER shall notify HNI upon its ability to provide DME services in other areas.

         HNI SHALL REIMBURSE PROVIDER BASED ON THE CURRENT DMERC REGION D MEDICARE FEE SCHEDULE WITH DISCOUNTS AS FOLLOWS:

         DME                [*]
         Respiratory        [*]
         Medical Supplies*  [*]
         Unlisted Items     [*]

         [*]

         The description of DME categories and terms are as follows:

                  1. CAPPED RENTAL ITEMS (CR). This category includes DME which is generally rented monthly rather than purchased). Rental payment will be made for a maximum of 13 months. PROVIDER must continue to supply the rented DME at no additional charge after the maximum rental period is met. PROVIDER shall be paid a maintenance-servicing fee every six months for a capped rental item. The maintenance and service fee shall be equal to one month rental rate for the item.

                  2. FREQUENTLY SERVICED ITEMS (FS). This category includes items which require frequent and substantial servicing in order to avoid risk to the patients health. These items are rented monthly with no rental cap as long as it is medically appropriate for the Member's condition. HNI shall not pay a maintenance or servicing fee on these items.

Coram Healthcare Amendment II                          Effective October 1, 2003

                  3. INEXPENSIVE AND ROUTINELY PURCHASED ITEMS (IR). This includes DME whose purchase price generally does not exceed $150.00 (Medicare rate) or DME which is generally purchased at least 75% of the time. Payment for IR items shall be made on a rental basis or in a lump-sum purchase amount. If rental rather than lump-sum purchase is chosen, the total amount of rental payments may not exceed the allowed lump-sum purchase amount.

                  4. TRACHEOSTOMY(OS). These are also inexpensive routinely purchased supplies that are required for surgically created opening, tracheostomy care. Supplies will be limited to Usual Maximum Quantity of Supplies as suggested in DMERC Region D Supplier Manual.

                  5. OXYGEN AND OXYGEN EQUIPMENT (OX). Included in this category are oxygen (both gaseous and liquid) and all equipment and supplies used to deliver oxygen to the patient. These items will be rented monthly with no rental cap for three months at a time as long as it is medically appropriate. After three months rental, an authorization extension request by the provider must be accompanied with a follow up test of the initial indications, performed within the final 30 days of that 90-day period. Payments for stationary oxygen system rentals and for oxygen provided to Members are included. The provider must bill on a monthly basis for all covered oxygen equipment and/or oxygen contents furnished during a month, regardless of the number of times delivery of oxygen or equipment was made in that month. Because the monthly payment is all inclusive, the single monthly bill must show each reported HCPCS oxygen/equipment code only once. Further:

                           a. All stationary liquid oxygen systems shall include [*]

                           b. All oxygen concentrator and compressed oxygen stationary system rentals [*]

                  6. REHABILITATION SERVICES. A Customized Wheelchair (including but not limited to Specialized Wheelchairs and Adaptive Strollers) is defined as any wheelchair that has been modified with non-standard features and/or adapted with specific consideration made for a Member's body size, disability, period of need or extended use and has been assembled by a supplier or ordered from a manufacturer who makes available customized features, modifications or components for wheelchairs. The wheelchair or adaptive stroller is intended for individual use in accordance with instructions from the Member's physician.

CONDITIONS:

                  1. All purchased or rental equipment shall include all medically necessary supplies and training, to ensure delivery of the treatment prescribed

                  2.       HNI shall not reimburse:

                           a.       For delivery and pick up of the
                                    rented/purchased item.

                           b. For training of the patient and/or the family on the use of the item.

                           c.       For after hours, weekend, holiday
                                    availability for delivery of
                                    rental/purchased DME.

                  3. HNI shall reimburse PROVIDER at [*] for any HCPCS codes not listed in the DMERC Region D fee schedule.

                  4. PROVIDER agrees that in no event shall total rental reimbursement exceed the purchase price of an item.

Coram Healthcare Amendment II                          Effective October 1, 2003

                             EXHIBIT 2 TO ADDENDUM D
                            CUSTOM EQUIPMENT PRICING

 HCPC                                                                   ALLOWABLE
 CODE                        DESCRIPTION                                  AMOUNT      DISCOUNT      RATE
 ----                        -----------                                  ------      --------      ----
E0192    Low pressure and positioning equalization pad for wheelchair   [*]             [*]      [*]

E1230    Power operated vehicle includes: 3 wheel, non-highway( belt    [*]             [*]      [*]
         or direct drive), all other three wheeled scooters, and all
         4 wheel scooters

K0005    Ultra lightweight Wheelchair                                   [*]             [*]      [*]

K0008    Custom manual wheelchair/base                                  [*]             [*]      [*]

K0009    Other manual wheelchair/base                                   [*]             [*]      [*]

K0011    Standard weight frame motorized / power wheelchair with        [*]             [*]      [*]
         programmable control parameters for speed adjustment, tremor dampening, acceleration control and braking.

K0014    Other motorized wheelchair base - Specialty power base         [*]             [*]      [*]

K0108    Other accessories                                              [*]             [*]      [*]

K0109    Customization of wheelchair base frame options or accessories  [*]             [*]      [*]

K0115    Seating system, back module, posterior-lateral control, with   [*]             [*]      [*]
         or without lateral supports, custom fabricated for
         attachment to wheelchair base

K0116    Seating system, combined back and seat module, custom          [*]             [*]      [*]
         fabricated for attachment to wheelchair base.

E1340    Repair or non-routine service for durable medical equipment    [*]             [*]      [*]
         requiring the skill of a technician, labor component - Rate is per 1/4 hour intervals

K0012    Lightweight portable motorized / power wheelchair              [*]             [*]      [*]

K0015    Detachable, non adjustable height armrest                      [*]             [*]      [*]

K0016    Detachable, adjustable height armrest, complete                [*]             [*]      [*]

K0017    Detachable, adjustable height armrest, base                    [*]             [*]      [*]

K0018    Detachable, adjustable height armrest, upper                   [*]             [*]      [*]

K0019    Arm pad, (ea.)                                                 [*]             [*]      [*]

K0020    Fixed, adjustable height armrest, pair                         [*]             [*]      [*]

K0021    Anti-tipping device (ea.)                                      [*]             [*]      [*]

K0022    Reinforced back upholstery                                     [*]             [*]      [*]

K0023    Solid back insert, planner back, single density foam           [*]             [*]      [*]
         attached w/straps

K0024    Solid back inset, planner back, single density foam            [*]             [*]      [*]
         w/adjustable hook on hardware

K0025    Hook on headrest extension                                     [*]             [*]      [*]

K0026    Back upholstery for ultra lightweight or high strength         [*]             [*]      [*]
         lightweight wheelchair

K0027    Back upholstery for wheelchair -type other than ultra          [*]             [*]      [*]
         lightweight or high strength

K0028    Fully reclining back                                           [*]             [*]      [*]

K0029    Reinforced seat upholstery                                     [*]             [*]      [*]

K0030    Solid seat insert, planar seat, single density foam,           [*]             [*]      [*]
         non-custom specified

K0031    Safety belt/pelvic strap                                       [*]             [*]      [*]

K0032    Seat upholstery for ultra lightweight or high strength         [*]             [*]      [*]
         lightweight wheelchair

K0033    Seat upholstery for wheelchair types other than ultra          [*]             [*]      [*]
         lightweight or high strength

K0034    Heel loop (ea.)                                                [*]             [*]      [*]

K0035    Heel loop w/ankle strap (ea.)                                  [*]             [*]      [*]

K0036    Toe loop (ea.)                                                 [*]             [*]      [*]

K0037    High mount flip up                                             [*]             [*]      [*]

Coram Healthcare Amendment II                          Effective October 1, 2003

K0038    Leg strap (ea.)                                                [*]             [*]      [*]

K0039    Leg strap, H style (ea.)                                       [*]             [*]      [*]

K0040    Adjustable angle foot plate (ea.)                              [*]             [*]      [*]

K0041    Large size foot plate (ea.)                                    [*]             [*]      [*]

K0042    Standard size foot plate (ea.)                                 [*]             [*]      [*]

K0043    Footrest, lower extension tube (ea.)                           [*]             [*]      [*]

K0044    Footrest upper hanger bracket (ea.)                            [*]             [*]      [*]

K0045    Footrest complete assembly                                     [*]             [*]      [*]

K0046    Elevating leg rest, lower extension tube (ea.)                 [*]             [*]      [*]

K0047    Elevating leg rest, upper hanger bracket (ea.)                 [*]             [*]      [*]

K0048    Elevating leg rest, complete assembly                          [*]             [*]      [*]

K0049    Calf pad (ea.)                                                 [*]             [*]      [*]

K0050    Ratchet assembly                                               [*]             [*]      [*]

K0051    Cam release assembly, footrest or leg rest (ea.)               [*]             [*]      [*]

K0052    Swing away detachable footrest (ea.)                           [*]             [*]      [*]

K0053    Elevating footrests, articulating (ea.)                        [*]             [*]      [*]

K0054    Seat width of 10"-17" and 20" for a high strength              [*]             [*]      [*]
         lightweight or ultra lightweight

K0055    Seat depth of 15"-18" for a high strength lightweight or       [*]             [*]      [*]
         ultra lightweight

K0056    Seat height less than 17" or equal to or greater than 21"      [*]             [*]      [*]
         for a high strength, lightweight ultra

K0057    Seat width of 19" or 20" for heavy/extra duty chair            [*]             [*]      [*]

K0058    Seat depth of 17" or 18" inches for a motorized/power          [*]             [*]      [*]
         wheelchair

K0059    Plastic coated hand rims (ea.)                                 [*]             [*]      [*]

K0060    Steel hand rims (ea.)                                          [*]             [*]      [*]

K0061    Aluminum hand rims (ea.)                                       [*]             [*]      [*]

K0062    Hand rim with 8 - 10 vertical or oblique projections (ea.)     [*]             [*]      [*]

K0063    Hand rim with 12 - 16 vertical or oblique projections (ea.)    [*]             [*]      [*]

K0064    Zero pressure tube (flat free inserts) any size (ea.)          [*]             [*]      [*]

K0065    Spoke protectors (ea.)                                         [*]             [*]      [*]

K0066    Solid tire, any size (ea.)                                     [*]             [*]      [*]

K0067    Pneumatic tire, any size (ea.)                                 [*]             [*]      [*]

K0068    Pneumatic tire tube, any size (ea.)                            [*]             [*]      [*]

K0069    Rear wheel tire assembly complete with solid tire, spoke, or   [*]             [*]      [*]
         molded (ea.)

K0070    Rear wheel assembly complete with pneumatic tire spokes or     [*]             [*]      [*]
         molded (ea.)

K0071    Front caster assembly complete with pneumatic tire (ea.)       [*]             [*]      [*]

K0072    Front caster assembly complete with semi-pneumatic tire (ea.)  [*]             [*]      [*]

K0073    Caster pin lock (ea.)                                          [*]             [*]      [*]

K0074    Pneumatic caster tire, any size (ea.)                          [*]             [*]      [*]

K0075    Semi-pneumatic caster tire, any size (ea.)                     [*]             [*]      [*]

K0076    Solid caster tire, any size (ea.)                              [*]             [*]      [*]

K0077    Front caster assembly complete with solid tire (ea.)           [*]             [*]      [*]

K0078    Pneumatic caster tire tube (ea.)                               [*]             [*]      [*]

K0079    Wheel lock extension (pr.)                                     [*]             [*]      [*]

K0080    Anti-rollback device (pr.)                                     [*]             [*]      [*]

K0081    Wheel lock assembly complete (pr.)                             [*]             [*]      [*]

Coram Healthcare Amendment II                          Effective October 1, 2003

K0082    22NF deep cycle lead acid battery (ea.)                        [*]             [*]      [*]

K0083    22NF gel battery (ea.)                                         [*]             [*]      [*]

K0084    Group 24 deep cycle lead acid battery (ea.)                    [*]             [*]      [*]

K0085    Group 24 gel cell battery (ea.)                                [*]             [*]      [*]

K0086    U-1 lead acid battery (ea.)                                    [*]             [*]      [*]

K0087    U-1 gel cell battery (ea.)                                     [*]             [*]      [*]

K0088    Battery charger, lead acid, or gel cell *5, 8, or 10 amp       [*]             [*]      [*]
         charger

K0089    Battery charger, dual mode                                     [*]             [*]      [*]

K0090    Rear wheel tire for power chair, any size (ea.)                [*]             [*]      [*]

K0091    Rear wheel tire tube other than zero pressure for power        [*]             [*]      [*]
         wheelchair, any size (ea.)

K0092    Rear wheel assembly for power wheelchair                       [*]             [*]      [*]

K0093    Rear wheel zero pressure tire tube(flat free insert) for       [*]             [*]      [*]
         power wheelchair

K0094    Wheel tire for power base, any size                            [*]             [*]      [*]

K0095    Wheel tire tube other than zero pressure for each base, any    [*]             [*]      [*]
         size (ea.)

K0096    Wheel assembly for power base, complete (ea.)                  [*]             [*]      [*]

K0097    Wheel zero-pressure tire tube(flat free insert) for power      [*]             [*]      [*]
         base, any size (ea.)

K0098    Drive belt for power wheelchair                                [*]             [*]      [*]

K0099    Front caster for power wheelchair                              [*]             [*]      [*]

K0100    Amputee adapter (pr.)                                          [*]             [*]      [*]

K0114    Back support system for use with a wheelchair, with inner      [*]             [*]      [*]
         frame, prefabricated.

K0452    Wheelchair bearings                                            [*]             [*]      [*]

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

PERFORMANCE CHARACTERISTICS:

PROVIDER shall achieve acceptable levels of performance on the following characteristics, which shall be further defined in later sections:

         -        Member Satisfaction Survey

         -        Access to Care

         -        Provider Satisfaction Survey

         -        Encounter Reporting

         -        Utilization Reporting

         -        Coordination of Care - Chart Auditing

PERFORMANCE REPORTS:

PROVIDER shall report to HNI on a quarterly and/or monthly basis the performance results under the standards set forth in the attached document. The report shall be submitted to HNI in a format agreeable to both parties within [*] after the end of each quarter. In addition, PROVIDER shall submit a summary annual report within [*] of the close of the calendar year.

FAILURE TO MEET PERFORMANCE STANDARDS:

If PROVIDER fails to meet any of the performance standards, PROVIDER shall prepare [*] and shall submit such [*] to HNI within forty-five (45) calendar days following the end of the quarter. Failure to complete [*] for a failed performance standard shall constitute a [*] and HNI shall be entitled to assess the penalty fee amounts as defined for each performance standard. HNI shall inform PROVIDER in detail, when such [*] are not sufficient to attain the performance standards. Failure to submit performance standard reports shall also result in penalties as defined under each standard. PROVIDER shall pay HNI within thirty (30) days after the penalty fees have been assessed.

INSPECTION AND AUDIT OF PROVIDER PERFORMANCE STANDARD RECORDS BY HNI:

HNI shall be permitted to conduct on-site audits of PROVIDER's performance standard records and evaluation analyses upon reasonable advance notice to PROVIDER. HNI shall be entitled to copy reasonable amounts of all such records at PROVIDER's cost.

Supporting documents need not be submitted with performance reports, but must be available for audits.

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

                           MEMBER SATISFACTION SURVEYS

PROVIDER shall conduct Member satisfaction surveys on an ongoing basis [*] of the patients who receive all home infusion services covered in Agreement.

Patient satisfaction shall be at least a score of [*] of the surveys returned basis on a [*] quarterly return rate.

MEASUREMENT

PROVIDER shall use their existing survey tool to perform the satisfaction survey. The survey tool shall be approved by HNI, and PROVIDER shall accommodate reasonable changes requested by HNI to survey tool. The tool will have a scoring range of 1 (poor) to 5 (excellent) whereby a score of 3 is a rating of "good".

Survey questions shall pertain to the following areas. Coram shall provide HNI with a sample of its standard survey template and shall inform HNI in the event of any significant change to the template.

         -        Professional manner and expertise/staff quality of service
                           Customer Service Representative
                           Pharmacist
                           Nurses
                           Driver/Delivery Staff

         -        Ease of access to services
                           Timeliness of visit

         -        Adequacy of teaching regarding therapy process

METHOD

         -        New Members upon discharge

         -        Chronic Members once every six months

REPORTING

         -        Report Commercial/HMO and Seniority Plus as separate reports

REPORTING FREQUENCY

Quarterly summary report of the tabulation of patient satisfaction surveys sent. During the first quarter of each calendar year, Coram will present summary of prior year survey results. Will be part of ongoing `Corameters' quarterly report

PENALTIES

[*] for every month that quarterly report [*].
[*] for every quarter that the patient satisfaction score is [*].
[*] if corrective action plan, when necessary, is not submitted on time. Failure to meet objective of this standard will be considered breach of contract, with the applicable remedy being the termination of the Agreement.

SUPPORTING DOCUMENTATION

Sample survey and patient satisfaction survey data with calculations. Survey document should meet all applicable accreditation requirements.

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

                        ACCESS TO CARE: INFUSION SERVICES

PROVIDER shall maintain the following level of Member access to services on a seven (7) day a week, twenty-four (24) hours a day basis on [*] of services provided:

After Hours:               Member calls shall be responded to within 60 minutes.

                           If follow-up visit is urgent, the visit shall occur within two (2) hours of the call, as clinically indicated.

PROVIDER shall record and report unusual occurrences for Members regarding access device complication, infection, medication errors, supply/product errors, equipment related errors, lab test errors, adverse drug reactions, rewrite process, non-compliance issues and other occurrences, including communication and answering service issues.

MEASUREMENT

PROVIDER's performance improvement department shall monitor this standard on an ongoing basis. Data shall be compiled monthly by PROVIDER and summarized for quarterly reporting to HNI. Quarterly reports shall include a corrective action plan addressing any performance standard, which falls below the performance goal. Information shall be trended and discussed at a joint performance improvement meeting between PROVIDER and HNI.

A. PROVIDER shall use unusual occurrence reports to show the occurrences and expectations to this standard.

B. PROVIDER will review branch on call logs. This will be done monthly by branch on a rotating basis to monitor a week's activity.

REPORTING FREQUENCY

Quarterly reporting, will be part of ongoing Corameters quarterly report.

Annual summary report.

PENALTIES

[*] for every month that quarterly report [*]

[*] if corrective action plan, when necessary, is not submitted on time

SUPPORTING DOCUMENTATION

Trended information regarding expectations. It is understood that the PROVIDER cannot submit unusual occurrence reports to HNI directly.

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

                          PROVIDER SATISFACTION SURVEYS

PROVIDER shall conduct an annual Provider satisfaction survey to include HNI referring shared risk PPG's and physicians. Annual survey results shall be submitted to HNI by each calendar year first quarter reporting.

PPG satisfaction shall be at least a score of [*] of the surveys returned, with a [*] return rate.

SURVEY MEASUREMENT

PROVIDER shall use their existing survey tool to perform the Provider satisfaction survey. The survey tool shall be approved by HNI, and PROVIDER shall accommodate reasonable changes required by HNI to such survey tool. The tool will have a scoring range of 1 (poor) to 5 (excellent) whereby a score of 3 is a rating of "good".

Survey questions shall pertain to the following areas. Coram shall provide HNI with a sample of its standard survey template and shall inform HNI in the event of any significant change to the template.

         -        Professional manner/staff quality of service

         -        Professional expertise/staff quality of care

         -        Ease of access to services

         -        Ability to meet Member's needs accurately and effectively

         -        Adequacy of teaching regarding the therapy process

         -        Coordination of care

METHOD

         -        Physician

         -        PPG medical management department

REPORTING

         -        Report Commercial/HMO and Seniority Plus as separate reports

REPORTING FREQUENCY

Annual report of survey results

PENALTIES

[*] for every month that annual report [*]

[*] if a corrective action plan, when necessary, is not submitted on time

SUPPORTING DOCUMENTATION

Sample survey and PPG satisfaction survey data with calculations

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

                               ENCOUNTER REPORTING

PROVIDER shall provide utilization reporting to HNI in accordance with Article II, Section 2.15 of the Agreement.

MEASUREMENT

Electronic encounter reports shall include, but not be limited to, general encounter data elements in accordance with the latest HEDIS and CMS, and HNI requirements, according to HNI. With [*], PROVIDER will summarize the encounter submissions.

METHOD

PROVIDER shall submit monthly electronic encounter reports, within fifteen (15) calendar days following the month in which service was rendered. The required data fields for encounter submission are identified via the HMO/IS format submitted by HNI's I.S. Department to PROVIDER. The rejection report will be given to PROVIDER by HNI within two weeks of encounter submission.

REPORT FREQUENCY

Quarterly reporting included with other performance standards.

PENALTY

[*] for each month encounter data is delayed.

SUPPORTING DOCUMENTATION

Availability of all records, per request, associated with each encounter.

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

                              UTILIZATION REPORTING

PROVIDER shall provide utilization reporting to HNI in accordance with Article II, Section 2.10 of the Agreement.

MEASUREMENT

PROVIDER shall provide quarterly summary report on an aggregate basis sorted by the patient's PPG and HMO or Seniority Plus. Such reports shall include but not limited to the following:

         -        Number of patients

         -        Diagnoses

         -        Therapies and therapy days

         - Number of referrals not serviced with reason(s) for service not being provided, (e.g. not appropriate candidate for home infusion therapy)

         -        Referral source

REPORT FREQUENCY

Quarterly Report

Aggregated quarterly report

Annual summary report

PENALTY

[*] for each month that the aggregated quarterly report [*].

SUPPORTING DOCUMENTATION

Availability, upon request, of all records and calculations associated with each criteria.

Coram Healthcare Amendment II                          Effective October 1, 2003

                                   ADDENDUM H
                              PERFORMANCE STANDARDS

                       COORDINATION OF CARE - CHART AUDIT

PROVIDER shall conduct patient chart audits and provide quarterly summary of chart audit results. At least annually, there will be a focus on a specific therapy category, e.g. IVIG, human growth hormone (HGH), factor, chemotherapy.

MEASUREMENT

PROVIDER's performance improvement departments shall monitor this standard on an ongoing basis. Data shall be compiled monthly by PROVIDER and summarized for quarterly reporting to HNI. Quarterly reports shall include a corrective action plan addressing any performance standard, which falls below the performance goal. Information shall be trended and discussed at a joint performance improvement meeting between PROVIDER and HNI.

1. PROVIDER will use a chart audit form agreed to by HNI and PROVIDER that will include clinical findings, clinical problem solving and outcomes.

2. PROVIDER will complete a chart audit (minimum of 10 annually) for each servicing branch under this Agreement.

3.       PROVIDER will have charts audited by PROVIDER's Area Clinical
         Directors.

4. PROVIDER shall incorporate the findings into their performance improvement program.

REPORTING FREQUENCY

Provide quarterly report to HNI with monthly detail. Tracking and trending will be reported as part of quarterly performance standard meeting.

PENALTIES

No penalties shall be incurred for this standard.

SUPPORTING DOCUMENTATION

Chart audits will be maintained including the actual chart reviewed. HNI will have access to the chart and the audit tool finding upon request.

Coram Healthcare Amendment II                          Effective October 1, 2003